UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

_______________________________________________
FORM N-CSR
_______________________________________________
CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number: 811-24080

_______________________________________________
FS Specialty Lending Fund
(Exact name of registrant as specified in charter)
 _______________________________________________

3025 JFK Boulevard, OFC 500 Philadelphia, PA (Address of principal executive offices)	19104 (Zip code)

 _______________________________________________

Michael C. Forman
FS Specialty Lending Fund
3025 JFK Boulevard, OFC 500
Philadelphia, PA 19104
(Name and address of agent for service)
 _______________________________________________
Registrant’s telephone number, including area code: (215) 495-1150
Date of fiscal year end: December 31
Date of reporting period: December 31, 2025

Item 1. Reports to Shareholders.
(a)The annual report, or the Annual Report of FS Specialty Lending Fund, or the Fund, for the year ended December 31, 2025 transmitted to shareholders pursuant to Rule 30e-1 promulgated under the Investment Company Act of 1940, as amended, or the 1940 Act, is as follows:

FSSL Portfolio Highlights

As of December 31, 2025

Senior secured debt represented 93% of the Fund’s portfolio.

Portfolio composition (by fair value)*		Industry classification (by fair value)*
Senior Secured Loans—First Lien	88%	Capital Goods	14%
Senior Secured Loans—Second Lien	2%	Consumer Services	13%
Senior Secured Bonds	3%	Commercial & Professional Services	12%
Unsecured Debt	3%	Health Care Equipment & Services	12%
Asset Based Finance	2%	Consumer Durables & Apparel	10%
Equity/Other	2%	Materials	7%
		Consumer Discretionary Distribution & Retail	5%
		Financial Services	5%
		Media & Entertainment	4%
		Automobiles & Components	3%
		Software & Services	3%
		Energy	2%
		Pharmaceuticals, Biotechnology & Life Sciences	2%
		Consumer Staples Distribution & Retail	2%
		Transportation	1%
		Renewables	1%
		Insurance	1%
		Household & Personal Products	1%
		Real Estate Management & Development	1%
		Telecommunication Services	1%

_____________
* Derivatives are not included in this table. Holdings subject to change.

FSSL Officers + Trustees

Officers

Michael C. Forman	James F. Volk
President and Chief Executive Officer	Chief Compliance Officer

William Goebel	James R. Beach
Chief Financial Officer and Treasurer	Chief Operating Officer

Stephen S. Sypherd
General Counsel

Board of Trustees

Michael C. Forman	Richard I. Goldstein
Chairman	Lead Independent Trustee
Chairman and Chief Executive Officer	Chief Operating Officer
Future Standard	Radius Global Infrastructure, Inc.

Sidney R. Brown	Charles P. Pizzi
Trustee	Trustee
Chief Executive Officer	Retired President, Director and Chief Executive Officer
NFI, Inc.	Tasty Baking Company

Gregory P. Chandler	Pedro A. Ramos
Trustee	Trustee
Retired Chief Financial Officer	President and Chief Executive Officer
Herspiegel Consulting LLC	The Philadelphia Foundation

Management’s Discussion of Fund Performance (Unaudited)

Dear Shareholder,
We hope that this letter finds you and your families well. 2025 was marked by considerable complexity across both credit and equity markets, shaped by geopolitical tensions and evolving economic conditions. It was also a milestone year for FS Specialty Lending Fund, or the Fund or FSSL, highlighted by the listing of our common shares on the New York Stock Exchange, or NYSE, in November.
We believe the collective efforts undertaken over the last three years to transition the Fund to a diversified credit strategy have resulted in a highly differentiated market positioning and enhanced the Fund’s ability to drive shareholder value during the Fiscal Year ended December 31, 2025, or the Fiscal Year. This positioning is evident in the portfolio today, which is built around the following attributes:
•Lower and core middle market private credit: The Fund’s primary focus is lending to lower and core middle market companies with average earnings (EBITDA) of $25 million to $75 million.1 We view this segment as a competitive sweet spot: these businesses are often too small for the largest credit managers, and their balance sheets may not meet the standardized criteria of traditional lenders like banks. Our view is that reduced competition allows us to negotiate better terms and pricing, creating opportunities to drive attractive returns for our investors.
•Capital structure solutions: We provide tailored financing solutions for companies undergoing changes in their business or with balance sheets outside standard bank underwriting criteria. These transactions are often bespoke and highly structured, which we believe enables us to secure favorable terms, deliver enhanced yields and offer stronger downside protection compared to the public credit markets.
•Senior secured debt: We remained focused on senior secured debt investments that provide strong structural protections and attractive yields or expected total returns. As of December 31, 2025, senior secured debt represented approximately 93% of the portfolio’s fair value, up from 87% as of December 31, 2024.
•Floating rate debt: Floating rate structures allow income to adjust with changes in benchmark interest rates, enabling the portfolio to capture additional yield in rising-rate environments while maintaining flexibility and resilience when rates decline. The Fund’s allocation to floating rate investments was 88% as of December 31, 2025.
2025 Market Summary
Markets contended with significant geopolitical and economic uncertainty during the Fund’s Fiscal Year ended December 31, 2025, driven by evolving tariff policy, slowing economic growth, softening employment data and sticky inflation. The Federal Reserve, or the Fed, cut interest rates by 75 basis points, or bps, in 2025 and 175 bps since September 2024. Despite the lower-rate environment, the 2-year/10-year Treasury yield curve steepened, driven by market’s hawkish interpretation of Fed policymakers’ forward guidance. The 2-year Treasury yield fell 76 bps, to 3.48%, while the 10-year Treasury yield declined a more modest 40 bps, to 4.17%. Public credit markets delivered steady returns during the Fiscal Year, as resilient economic data, solid corporate earnings and steady investor demand drove spreads on high yield bonds and senior secured loans steadily lower. Fixed rate high yield bonds returned 8.03%, outperforming floating rate senior secured loans, which returned 5.90% over the same period.2
Lower and core middle market private credit continued to offer a meaningful spread premium over public credit throughout the Fiscal Year. New issue spreads for middle market companies with EBITDA between $20 million and $50 million averaged the Secured Overnight Financing Rate, or SOFR, + 503 bps at Fiscal Year end, compared to SOFR + 329 bps for B-rated syndicated loans, the closest public market comparable.3 While the private credit metrics are based solely on sponsor-backed transactions, they highlight broader private credit trends. Private credit continues to offer stronger lender protections compared to public markets. As of December 31, 2025, approximately 90% of outstanding syndicated loans featured covenant lite structures, which do not include financial tests that lenders use to monitor a borrower’s performance, compared to 14% for private credit senior financings.3 Within private credit, covenant-lite structures are most prevalent in the upper end of the market (issuers with EBITDA over $100 million) where private credit lenders frequently compete with the syndicated loan markets. Covenant protections remain significantly stronger in the lower middle market, where just 3% of loans were covenant lite for issuers with EBITDA below $50 million as of December 31, 2025.3

FSSL Performance & Investment Activity
In our view, private credit markets offered greater relative value and downside protection than the public markets in 2025. Our origination efforts focused on senior secured, floating rate investments in lower and core U.S. middle market companies in both sponsored and non-sponsored businesses. This differentiated approach contrasts with many private credit strategies concentrated at the upper end of the market, where competition is greater and investment terms are more standardized. By focusing on what we believe to be underserved segments, the Fund seeks to deliver attractive risk-adjusted returns with strong structural protections.
FSSL generated a net asset value, or NAV, based total return of 3.75% for the Fiscal Year. Net investment income of approximately $1.42 per share was offset by net realized and unrealized depreciation of approximately $0.69 per share driven primarily by unrealized depreciation across select positions in the portfolio that experienced weakness during the year. The Fund paid distributions totaling

Management’s Discussion of Fund Performance (Unaudited)(continued)

$2.31 per share in 2025, including three enhanced quarterly distributions paid in April, July and October.4 The enhanced quarterly distributions were designed to offer attractive returns to shareholders during the Fund’s transition to a diversified credit strategy, with the understanding that a portion of the distributions may represent a return of capital and would conclude upon a liquidity event.4 Distributions in excess of net investment income and net realized and unrealized losses resulted in the Fund’s NAV per share declining from $19.80 to $18.22 per share during the Fiscal Year.4,5
Turning to investment activity, we remained focused on exiting lower-yielding energy investments and redeploying proceeds into higher-yielding diversified private credit investments. Diversified credit represented 96% of the Fund’s fair value as of December 31, 2025, up from 86% as of December 31, 2024. Private credit investments comprised 70% of the portfolio’s fair value as of Fiscal Year end, up from 52% a year earlier.
During the Fund’s Fiscal Year, we originated 28 new private credit investments totaling $768 million in commitments, featuring the following attributes:
•Weighted average spread of SOFR + 590 bps, well above new-issue spreads for core middle market loans for companies with EBITDA between $20 million to $50 million (SOFR + 503 bps) and for B-rated syndicated loans (SOFR + 329 bps), the closest public market comparable.3
•Median earnings (EBITDA) of approximately $77 million at issuance.1
•93% of new originations included at least one maintenance covenant.
We expect our investment pipeline in 2026 to remain focused on lower and core middle market private credit given its yield premium and enhanced lender protections. We will continue to monitor the public credit markets for opportunistic entry points created by market volatility, idiosyncratic corporate events or broader market dislocations.
Outlook
Markets continued to be characterized by macroeconomic uncertainty and elevated—yet declining—rates. Especially in this environment, we believe active management and disciplined credit underwriting are critical to generating returns while managing risk.
We believe FSSL offers a differentiated value proposition built to drive strong risk-adjusted returns across a diverse range of economic and financial market conditions. Our view is that the Fund’s ability to source what we believe are the most attractive risk-return opportunities across private and public markets is beneficial amid rapidly evolving market conditions.
Thank you for your continued partnership and trust in us.
Andrew Beckman
Portfolio Manager
Head of Global Credit
____________________
1 Based on earnings before interest, taxes, depreciation and amortization (EBITDA).
2 High yield represented by the ICE BofAML U.S. High Yield Index. Loans represented by the Morningstar LSTA U.S. Leveraged Loan Index.
3 KBRA DLD Research, as of December 31, 2025.
4 There can be no assurance that the Fund will be able to pay distributions in the future. The timing and amount of any future distributions to shareholders are subject to applicable legal restrictions and the sole discretion of the Fund’s board.
5 Accounting for the 6 for-1 reverse share split, which took effect on May 15, 2025.

CAUTIONARY STATEMENT CONCERNING FORWARD-LOOKING STATEMENTS
Statements included herein may constitute “forward-looking” statements as that term is defined in Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, including statements with regard to future events or the future performance or operations of FSSL, or the Fund. Words such as “intends,” “will,” “expects,” and “may” or similar expressions are intended to identify forward-looking statements. These forward-looking statements are subject to the inherent uncertainties in predicting future results and conditions. Certain factors could cause actual results to differ materially from those projected in these forward-looking statements. Factors that could cause actual results to differ materially include changes in the economy, geopolitical risks, risks associated with possible disruption to the Fund’s operations or the economy generally due to hostilities, terrorism, natural disasters or pandemics, future changes in laws or regulations and conditions in the Fund’s operating area, unexpected costs, the price at which the Fund’s common shares of beneficial interest may trade on the New York Stock Exchange and such other factors that are disclosed in the Fund’s filings with the Securities and Exchange Commission. The inclusion of forward-looking statements should not be regarded as a representation that any plans, estimates or expectations will be achieved. Any forward-looking statements speak only as of the date of this communication. Except as required by federal securities laws, the Fund undertakes no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. Readers are cautioned not to place undue reliance on any of these forward-looking statements

Management’s Discussion of Fund Performance (Unaudited)(continued)

Average Annual Total Return

FS Specialty Lending Fund	For the Year Ended December 31, 2025	For the Five Years Ended December 31, 2025	For the Ten Years Ended December 31, 2025	Since Inception
Net Asset Value (NAV)(1)	3.75%	5.16%	(0.63)%	(0.12)%
Market Price Common Shares(2)	4.10%	—	—	—
______________
(1)The Fund commenced operations on July 18, 2011.
(2)The Fund listed its common shares on the NYSE on November 13, 2025. Information is not annualized.
Performance quoted represents past performance, which may be higher or lower than current performance. Past performance is not indicative of future results. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original costs. Returns reflect the reinvestment of distributions made by the Fund, if any. The returns shown do not reflect taxes that an investor would pay on Fund distributions or on the sale of Fund shares. The investment returns shown do not include selling commissions and dealer manager fees. Had such selling commissions and dealer manager fees been included, performance would be lower. To obtain the most recent month-end performance, visit https://www.fssl.futurestandard.com/.
For the fourth quarter of 2025, the quarterly distribution rate per common share was $0.42, representing an annualized distribution rate of 9.2% based on the Fund’s net asset value per common share of $18.22, and a distribution rate of 11.9% based on the Fund's market value per common share of $14.14. For the year ended December 31, 2025, 76.0% of the Fund's distributions were from ordinary income and 24.0% from return of capital.
For the year ended December 31, 2025, 87.54% of taxable distributions qualified as interest related dividends for the Fund’s shareholders which are exempt from U.S. withholding tax applicable to non-U.S. shareholders. For the year ended December 31, 2025, 93.24% of taxable distributions qualified as excess interest income for purposes of Internal Revenue Code Section 163(j).
For the Fund’s current expense ratio, please refer to the Financial Highlights section of this report.

Report of Independent Registered Public Accounting Firm
To the Shareholders and the Board of Trustees of FS Specialty Lending Fund
Opinion on the Financial Statements
We have audited the accompanying consolidated statement of assets and liabilities of FS Specialty Lending Fund (the “Fund”), including the consolidated schedule of investments, as of December 31, 2025, and the related consolidated statements of operations and cash flows for the year then ended, the consolidated statements of changes in net assets for each of the two years in the period then ended, the consolidated financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the consolidated financial position of the Fund at December 31, 2025, the consolidated results of its operations and its cash flows for the year then ended, the consolidated changes in its net assets for each of the two years in the period then ended and its consolidated financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of the Fund’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2025, by correspondence with the custodian, brokers and others; when replies were not received from brokers and others, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.
We have served as auditor of one or more Future Standard (formerly, FS Investments) investment companies since 2013.
Philadelphia, Pennsylvania
February 27, 2026

FS Specialty Lending Fund
Consolidated Schedule of Investments
As of December 31, 2025 (in thousands, except share amounts)

Portfolio Company(a)	Footnotes	Industry	Rate(b)	Floor(b)	Maturity	Principal Amount(c)	Amortized Cost	Fair Value(d)
Senior Secured Loans—First Lien—111.1%
Accupac, LLC	(o)	Pharmaceuticals, Biotechnology & Life Sciences	S+300, 6.0% PIK (6.0% Max PIK)	2.0%	12/31/29	$46,433	$45,610	$40,629
Accupac, LLC	(e)(o)	Pharmaceuticals, Biotechnology & Life Sciences	S+300, 6.0% PIK (6.0% Max PIK)	2.0%	12/31/29	3,134	3,134	2,742
Alegeus Technologies Holdings Corp.	(f)(o)	Health Care Equipment & Services	S+650	1.0%	11/5/29	29,550	28,958	28,885
ADAN-B, LLC	(f)(o)	Consumer Services	S+575	1.5%	12/31/30	45,675	45,283	45,332
ADAN-B, LLC	(e)(o)	Consumer Services	S+575	1.5%	12/31/30	6,525	6,525	6,476
American Auto Auction Group, LLC	(f)	Commercial & Professional Services	S+450		5/28/32	22,828	22,668	22,481
Applied Technical Services, LLC	(f)(o)	Commercial & Professional Services	S+525	0.8%	4/8/31	21,428	21,332	21,746
Applied Technical Services, LLC	(e)(o)	Commercial & Professional Services	S+525	0.8%	4/8/31	1,365	1,365	1,385
Applied Technical Services, LLC	(o)	Commercial & Professional Services	S+425	1.8%	4/8/31	168	153	169
Applied Technical Services, LLC	(e)(o)	Commercial & Professional Services	S+425	1.8%	4/8/31	1,932	1,932	1,942
APTIM Corp.	(f)	Commercial & Professional Services	S+750		5/23/29	27,500	27,500	27,672
Archer Acquisition, LLC	(f)(o)	Commercial & Professional Services	S+500	1.0%	10/6/29	11,575	11,470	11,517
Archer Acquisition, LLC	(e)(o)	Commercial & Professional Services	S+475	1.0%	10/8/29	348	348	347
Array Midco, Corp.	(f)(o)	Commercial & Professional Services	S+650	3.0%	12/31/29	32,477	31,935	31,746
Brock Holdings III, LLC	(f)	Capital Goods	S+575	0.5%	5/2/30	8,394	8,261	8,450
By Light Professional IT Services, LLC	(o)	Software & Services	S+550	1.0%	7/15/31	18,592	18,740	18,336
By Light Professional IT Services, LLC	(e)(o)	Software & Services	S+550	1.0%	7/15/31	1,408	1,408	1,389
CCS Acquisition, LLC	(f)(o)	Health Care Equipment & Services	S+550	1.0%	12/30/30	31,193	30,713	31,505
CCS Acquisition, LLC	(e)(o)	Health Care Equipment & Services	S+550	1.0%	12/30/30	8,571	8,571	8,657
CF Exedra Bidco Ltd.	(o)	Consumer Services	S+550		2/19/31	18,800	24,115	25,024
Chinos Intermediate 2, LLC	(f)	Consumer Discretionary Distribution & Retail	S+600		9/26/31	15,880	15,639	12,732
CircusTrix Holdings, LLC	(o)	Consumer Services	S+675	1.0%	7/18/28	10,488	10,321	10,488
CircusTrix Holdings, LLC	(f)(o)	Consumer Services	S+675	1.0%	7/18/28	23,149	23,149	23,149
CircusTrix Holdings, LLC	(e)(o)	Consumer Services	S+675	1.0%	7/18/28	806	806	806
Claros Mortgage Trust, Inc.		Financial Services	S+450	0.5%	8/9/26	7,748	7,436	7,545
COP Village Green Acquisitions, Inc.	(f)(o)	Real Estate Management & Development	S+475	1.0%	9/26/30	12,579	12,365	12,705
COP Village Green Acquisitions, Inc.	(e)(o)	Real Estate Management & Development	S+475	1.0%	9/26/30	9,761	9,761	9,859
CPM Holdings, Inc.	(f)	Capital Goods	S+450	0.5%	9/28/28	24,500	24,549	24,418
Delivery Hero Finco, LLC	(f)	Consumer Services	S+500	0.5%	12/12/29	24,563	24,504	24,695
Digicel International Finance Ltd.		Telecommunication Services	S+525		8/6/32	10,700	10,599	10,707
See notes to consolidated financial statements.

FS Specialty Lending Fund
Consolidated Schedule of Investments (continued)
As of December 31, 2025 (in thousands, except share amounts)

Portfolio Company(a)	Footnotes	Industry	Rate(b)	Floor(b)	Maturity	Principal Amount(c)	Amortized Cost	Fair Value(d)
Exemplis LLC	(o)	Commercial & Professional Services	S+525	0.8%	12/22/32	$18,214	$18,364	$18,078
Exemplis LLC	(e)(o)	Commercial & Professional Services	S+525	0.8%	12/22/32	4,286	4,286	4,254
EyeCare Partners, LLC	(n)	Health Care Equipment & Services	S+575		8/31/28	10,333	10,328	10,349
Future Pak, LLC	(f)(o)	Materials	S+650	2.0%	3/21/30	30,400	29,865	29,792
Gen4 Dental Partners Opco, LLC	(f)(o)	Health Care Equipment & Services	S+550	1.0%	5/13/30	23,218	22,754	22,376
Gen4 Dental Partners Opco, LLC	(e)(o)	Health Care Equipment & Services	S+550	1.0%	5/13/30	7,857	7,857	7,572
Harrel-Fish, LLC	(o)	Capital Goods	S+550	1.0%	12/3/31	30,364	29,837	29,908
Harrel-Fish, LLC	(e)(o)	Capital Goods	S+550	1.0%	12/3/31	9,636	9,636	9,560
HMN Acquirer Corp.	(o)	Media & Entertainment	S+450	1.0%	11/5/31	15,583	15,398	15,758
HMN Acquirer Corp.	(e)(o)	Media & Entertainment	S+450	1.0%	11/5/31	9,259	9,259	9,363
HMP Omnimedia, LLC	(o)	Media & Entertainment	S+525	1.0%	7/31/30	450	408	445
HMP Omnimedia, LLC	(e)(o)	Media & Entertainment	S+525	1.0%	7/31/30	5,175	5,175	5,117
HMP Omnimedia, LLC	(o)	Media & Entertainment	S+525	1.0%	7/30/32	21,696	21,893	21,370
HMP Omnimedia, LLC	(e)(o)	Media & Entertainment	S+525	1.0%	7/30/32	5,625	5,625	5,541
IXS Holdings, Inc.	(f)	Automobiles & Components	S+550	1.0%	9/5/29	34,772	34,117	34,779
Jonathon Acquisition Co.	(o)	Capital Goods	S+450	1.0%	11/12/29	14,160	13,928	13,947
Jonathon Acquisition Co.	(e)(o)	Capital Goods	S+450	1.0%	5/11/29	1,734	1,734	1,712
Lance East Holdings Pty Ltd.	(o)	Consumer Services	S+750	3.0%	8/20/28	17,421	16,618	16,637
LaserShip, Inc.	(f)	Transportation	S+625	0.8%	1/2/29	24,792	24,963	25,117
Lawn & Garden, LLC	(o)	Consumer Durables & Apparel	S+750	3.0%	10/21/29	31,033	30,424	30,413
Lawn & Garden, LLC	(e)(o)	Consumer Durables & Apparel	S+750	3.0%	10/21/29	633	633	621
LHS Borrower, LLC	(f)(o)	Capital Goods	S+525	0.8%	9/4/31	33,574	33,091	33,070
LHS Borrower, LLC	(o)	Capital Goods	S+525	0.8%	9/4/31	308	270	304
LHS Borrower, LLC	(e)(o)	Capital Goods	S+525	0.8%	9/4/31	2,262	2,262	2,228
LR Orion Bidco Ltd.	(o)	Software & Services	S+525		11/22/31	30,780	31,066	31,074
LR Orion Bidco Ltd.	(e)(o)	Software & Services	SA+275	1.0%	5/22/31	£3,468	4,343	4,343
LR Orion Bidco Ltd.	(e)(o)	Software & Services	S+550		11/22/31	$4,839	4,839	4,893
LSCS Holdings, Inc.		Health Care Equipment & Services	S+450		3/4/32	11,538	11,485	11,326
LTC Consulting Services, LLC	(o)	Health Care Equipment & Services	S+475	1.0%	5/1/31	23,367	23,139	23,367
LTC Consulting Services, LLC	(e)(o)	Health Care Equipment & Services	S+475	1.0%	5/1/31	1,515	1,515	1,515
M2S Group Intermediate Holdings, Inc.	(f)	Materials	S+475	0.5%	8/25/31	28,103	26,408	27,970
Magnera Corp.		Materials	S+425		11/4/31	8,995	8,945	8,953
Management Health Systems, LLC	(f)(o)	Health Care Equipment & Services	S+625	1.0%	12/31/27	26,368	26,160	26,236
Mannington Mills, Inc.		Capital Goods	S+475		3/25/32	40,121	39,764	39,921
See notes to consolidated financial statements.

FS Specialty Lending Fund
Consolidated Schedule of Investments (continued)
As of December 31, 2025 (in thousands, except share amounts)

Portfolio Company(a)	Footnotes	Industry	Rate(b)	Floor(b)	Maturity	Principal Amount(c)	Amortized Cost	Fair Value(d)
MASSiv Brands, LLC	(o)	Consumer Durables & Apparel	10.0%, 5.0% PIK (5.0% Max PIK)		7/2/30	$41,018	$40,097	$40,607
Maverick Power, LLC	(o)	Capital Goods	S+500	1.0%	5/4/31	20,000	19,702	19,700
Mood Media Borrower, LLC	(o)	Media & Entertainment	S+675	2.0%	5/30/30	5,656	5,600	5,662
Mood Media Borrower, LLC	(e)(o)	Media & Entertainment	S+675	2.0%	5/30/30	317	317	317
NES Hercules Class B Member, LLC	(o)	Renewables	S+178		1/31/28	23,209	21,706	22,019
New WPCC Parent, LLC	(o)(q)	Health Care Equipment & Services	S+950	2.0%	5/9/30	5,679	5,679	5,679
Olibre Borrower, LLC	(o)	Consumer Durables & Apparel	S+575	1.0%	1/3/30	39,600	38,940	39,254
OmniMax International, LLC	(f)(o)	Capital Goods	S+575	1.0%	12/6/30	39,700	39,113	40,097
Onbe, Inc.	(f)(o)	Financial Services	S+550	1.0%	7/25/31	37,620	36,982	37,432
Phoenix Rehabilitation and Health Services, Inc.	(o)	Health Care Equipment & Services	S+600	1.0%	9/29/30	19,882	19,390	19,510
Phoenix Rehabilitation and Health Services, Inc.	(e)(o)	Health Care Equipment & Services	S+600	1.0%	9/29/30	7,647	7,647	7,504
Phoenix Rehabilitation and Health Services, Inc.	(o)	Health Care Equipment & Services	14.0% PIK (14.0% Max PIK)	1.0%	9/29/30	5,150	5,056	5,273
Plainfield Renewable Energy Holdings LLC	(k)(m)(o)	Energy	6.0%, 9.5% PIK (9.5% Max PIK)		2/23/26	17,235	11,238	4,922
Plainfield Renewable Energy Holdings LLC	(k)(m)(o)	Energy	10.0% PIK (10.0% Max PIK)		2/23/26	4,880	3,827	—
Plainfield Renewable Energy Holdings LLC, Letter of Credit	(e)(o)	Energy	10.0%		8/20/27	2,344	2,344	—
Pretium PKG Holdings, Inc.	(f)(n)	Materials	S+500	1.0%	10/2/28	37,100	36,734	37,430
Project Granite Buyer, Inc.	(f)(o)	Insurance	S+575	0.8%	12/31/31	15,890	15,538	15,711
Project Granite Buyer, Inc.	(e)(o)	Insurance	S+575	0.8%	12/31/30	2,470	2,470	2,445
Project Granite Buyer, Inc.	(e)(o)	Insurance	S+575	0.8%	12/31/31	1,480	1,480	1,463
RealTruck Group, Inc.	(f)	Automobiles & Components	S+375	0.8%	1/31/28	24,436	23,941	18,938
Recovery Solutions Parent, LLC	(o)(q)	Health Care Equipment & Services	S+750 (S+850 Max PIK)	2.0%	1/28/30	9,431	9,431	9,431
Revlon Intermediate Holdings IV, LLC	(f)	Household & Personal Products	S+688	1.0%	5/2/28	14,850	14,876	14,664
See notes to consolidated financial statements.

FS Specialty Lending Fund
Consolidated Schedule of Investments (continued)
As of December 31, 2025 (in thousands, except share amounts)

Portfolio Company(a)	Footnotes	Industry	Rate(b)	Floor(b)	Maturity	Principal Amount(c)	Amortized Cost	Fair Value(d)
RPC TopCo, Inc.	(o)	Consumer Durables & Apparel	S+475	1.0%	8/29/31	$20,391	$20,084	$20,391
RPC TopCo, Inc.	(e)(o)	Consumer Durables & Apparel	S+475	1.0%	8/29/31	3,030	3,030	3,030
Shepherd Intermediate, LLC	(o)	Commercial & Professional Services	S+725	1.0%	7/10/30	16,286	16,004	16,429
Shepherd Intermediate, LLC	(e)(o)	Commercial & Professional Services	S+725	1.0%	7/10/30	6,250	6,250	6,305
Speedway Buyer, Inc.	(f)(o)	Commercial & Professional Services	S+525	0.8%	1/27/32	21,794	22,184	21,113
Speedway Buyer, Inc.	(o)	Commercial & Professional Services	S+525	0.8%	1/27/32	2,160	2,150	2,092
Speedway Buyer, Inc.	(e)(o)	Commercial & Professional Services	S+525	0.8%	1/27/32	3,052	3,052	2,956
Spinrite, Inc.	(o)	Consumer Durables & Apparel	S+750	3.0%	12/5/30	26,579	25,955	26,047
Spinrite, Inc.	(e)(o)	Consumer Durables & Apparel	S+750	3.0%	12/5/30	4,984	4,984	4,884
Stryten Energy Resources, LLC	(o)	Capital Goods	S+550	1.0%	12/18/29	32,175	31,625	31,692
Tikehau Sonic S.a.r.l.	(o)	Capital Goods	S+500		10/31/32	2,640	2,615	2,613
Tikehau Sonic S.a.r.l.	(n)(o)	Capital Goods	E+500		10/31/32	€2,256	2,706	2,621
Tikehau Sonic S.a.r.l.	(e)(o)	Capital Goods	E+500		10/31/32	244	283	283
Tikehau Sonic S.a.r.l.	(e)(o)	Capital Goods	E+450		4/30/32	244	283	283
Titan Purchaser, Inc.	(f)	Materials	S+600	1.0%	3/1/30	$12,476	12,396	12,609
TKC Holdings, Inc.	(f)	Consumer Staples Distribution & Retail	S+500	1.0%	5/15/28	23,741	23,096	23,959
Trimlight, Inc.	(f)(o)	Consumer Discretionary Distribution & Retail	S+600	1.5%	5/6/30	26,507	25,904	26,076
Trimlight, Inc.	(e)(o)	Consumer Discretionary Distribution & Retail	S+600	1.5%	5/6/30	3,158	3,158	3,107
TruGreen, LP	(f)	Commercial & Professional Services	S+400	0.8%	11/2/27	24,397	23,638	23,964
United Natural Foods, Inc.	(f)	Consumer Staples Distribution & Retail	S+475		5/1/31	2,453	2,412	2,473
WildBrain Ltd.	(f)(o)	Media & Entertainment	S+550	1.0%	7/23/29	30,854	30,380	31,664
WildBrain Ltd.	(o)	Media & Entertainment	S+550	1.0%	7/23/29	2,193	2,127	2,250
WildBrain Ltd.	(e)(o)	Media & Entertainment	S+550	1.0%	7/23/29	1,181	1,181	1,212
WMK, LLC	(f)(o)	Consumer Discretionary Distribution & Retail	S+750	3.0%	1/25/28	32,111	31,423	31,108
WMK, LLC	(e)(o)	Consumer Discretionary Distribution & Retail	S+750	3.0%	1/25/28	2,333	2,333	2,260
Wok Holdings, Inc.	(f)	Consumer Services	S+625		9/3/29	22,202	21,468	16,374
Total Senior Secured Loans—First Lien							1,688,368	1,667,296
Unfunded Loan Commitments							(129,826)	(129,826)
Net Senior Secured Loans—First Lien							1,558,542	1,537,470

See notes to consolidated financial statements.

FS Specialty Lending Fund
Consolidated Schedule of Investments (continued)
As of December 31, 2025 (in thousands, except share amounts)

Portfolio Company(a)	Footnotes	Industry	Rate(b)	Floor(b)	Maturity	Principal Amount(c)	Amortized Cost	Fair Value(d)

Senior Secured Loans—Second Lien—2.2%
MBS Services Holdings, LLC	(k)(m)(o)	Commercial & Professional Services	17.0% PIK (17.0% Max PIK)		9/20/30	$37,260	$34,916	$9,411
Tenrgys, LLC	(f)(o)	Energy	S+950 (S+950 Max PIK)	1.0%	3/17/27	21,238	21,238	20,388
Total Senior Secured Loans—Second Lien							56,154	29,799

Senior Secured Bonds—3.8%
Full House Resorts, Inc.	(f)(g)	Consumer Services	8.3%		2/15/28	25,742	24,343	22,460
Guitar Center, Inc.	(f)(g)	Consumer Discretionary Distribution & Retail	8.5%, 2.5% PIK (2.5% Max PIK)		1/15/29	24,746	20,236	20,292
Universal Entertainment Corp.	(g)	Consumer Durables & Apparel	9.9%		8/1/29	9,625	9,553	9,454
Total Senior Secured Bonds							54,132	52,206

Unsecured Debt—3.3%
Leia Acquisition Ltd.	(o)	Commercial & Professional Services	10.0% PIK (10.0% Max PIK)		7/1/29	405	405	405
Pioneer Midco, LLC	(f)(o)	Consumer Services	11.6% PIK (11.6% Max PIK)		11/18/30	43,098	43,112	43,475
Wabash National Corp.	(g)	Capital Goods	4.5%		10/15/28	2,500	2,196	2,341
Total Unsecured Debt							45,713	46,221

Asset Based Finance—2.8%
Bridge Street CLO IV Ltd., Subordinated Notes	(g)(o)(p)(q)	Financial Services	19.0%		4/20/37	23,700	21,887	14,937
Bridge Street CLO V Ltd., Subordinated Notes	(g)(o)(p)(q)	Financial Services	22.5%		4/20/38	19,500	16,815	14,951
Bridge Street CLO VI Ltd., Subordinated Notes	(g)(o)(p)(q)	Financial Services	17.9%		1/15/39	11,100	10,338	9,073
Total Asset Based Finance							49,040	38,961

Portfolio Company(a)	Footnotes	Industry	Rate(b)	Floor(b)	Shares/Units/Number of Contracts	Cost	Fair Value(d)
Equity/Other—3.2%(j)
Diversified Energy Company, PLC, Common Equity	(l)	Energy			1,252,034	$14,962	$18,129
Global Jet Capital Holdings, LP, Preferred Equity	(m)(o)	Commercial & Professional Services			17,183	9,806	8,355
Harrel-Fish, LLC, Common Equity	(l)(m)(o)	Capital Goods			26,429	26	26
Harvest Oil & Gas Corp., Common Equity	(m)(q)	Energy			135,062	14,418	408
See notes to consolidated financial statements.

FS Specialty Lending Fund
Consolidated Schedule of Investments (continued)
As of December 31, 2025 (in thousands, except share amounts)

Portfolio Company(a)	Footnotes	Industry	Rate(b)	Floor(b)	Shares/Units/Number of Contracts	Cost	Fair Value(d)
MASSiv Brands, LLC, Common Equity	(l)(m)(o)	Consumer Durables & Apparel			363,636	$86	$1,177
MBS Services Holdings, LLC, A-3 Units	(l)(m)(o)	Commercial & Professional Services			522,382	522	—
New WPCC Parent, LLC, Common Equity	(f)(m)(o)(q)	Health Care Equipment & Services			269,692	9	—
New WPCC Parent, LLC, Preferred Equity	(o)(q)	Health Care Equipment & Services	13.0% PIK (13.0% Max PIK)		3,628	2,853	3,486
Recovery Solutions Parent, LLC, Common Equity	(m)(o)(q)	Health Care Equipment & Services			531,013	11,895	12,681
Telpico, LLC, Common Equity	(l)(m)(o)(q)	Energy			50	—	—
Tenrgys, LLC, Common Equity	(l)(m)(o)	Energy			50	7,571	169
Total Equity/Other						62,148	44,431
TOTAL INVESTMENTS—126.4%						$1,825,729	1,749,088
Cash, Cash Equivalents, Restricted Cash and Foreign Currency—10.8%	(h)						149,144
Repurchase Facility Payable—(37.2%)							(514,099)
Liabilities in Excess of Other Assets—(0.0)%	(i)						(760)
NET ASSETS—100%							$1,383,373
_________________
£ – British Pound.
€ – Euro.

See notes to consolidated financial statements.

FS Specialty Lending Fund
Consolidated Schedule of Investments (continued)
As of December 31, 2025 (in thousands, except share amounts)
Forward Foreign Currency Exchange Contracts

Counterparty	Contract Settlement Date	Currency and Amount to be Received		Currency and Amount to be Delivered		Unrealized Appreciation	Unrealized Depreciation
Nomura Global Financial Products, Inc.	1/26/26	USD	24,363	GBP	18,600	$—	$(644)
_________________
USD – US Dollar.
GBP – British Pound.

(a)	Security may be an obligation of one or more entities affiliated with the named company.
(b)
Certain variable rate securities in the Fund’s portfolio bear interest at a rate determined by a publicly disclosed base rate plus a basis point spread. As of December 31, 2025, the three-month Sterling Overnight Index Average, or SONIA, or SA was 3.72%, the three-month Euro Inter Bank Offered Rate, or Euribor, or E was 2.03% and the one-month and three-month Term Secured Overnight Financing Rate, or Term SOFR, or S, was 3.69% and 3.65%, respectively. Term SOFR based contracts may include a credit spread adjustment that is charged in addition to the base rate and basis point spread. PIK means paid-in-kind. PIK income accruals may be adjusted based on the fair value of the underlying investment. Variable rate securities with no floor rate use the respective benchmark rate in all cases.

(c)	Denominated in U.S. dollars, unless otherwise noted.
(d)
Fair value is determined by the Fund’s investment adviser, FS Specialty Lending Advisor, or the Advisor, which has been designated by the Fund’s board of trustees as its valuation designee. See Notes 2 and 8 for additional information on the Advisor’s policy regarding valuation of investments, fair value hierarchy levels and other significant accounting policies.

(e)	Security is an unfunded commitment. The stated rate reflects the spread disclosed at the time of commitment and may not indicate the actual rate received upon funding.
(f)
Security or portion thereof held within FSSL Finance BB AssetCo LLC, a wholly-owned subsidiary of the Fund, and is pledged as collateral supporting the obligations outstanding under the repurchase facility with Barclays Bank PLC (see Note 9).

(g)
Exempt from registration under Rule 144A of the Securities Act of 1933, as amended. Such securities may be deemed liquid by the investment adviser and may be resold, normally to qualified institutional buyers in transactions exempt from registration. As of December 31, 2025, the total market value of Rule 144A securities amounted to $93,508, which represented approximately 6.8% of net assets.

(h)
Includes $6,545 of a cash equivalent invested in the Allspring Government Money Market Fund with a 7-day yield of 3.72% as of December 31, 2025. See Note 2 for discussion of the Fund's cash and cash equivalents.

(i)	Includes the effect of forward foreign currency exchange contracts.
(j)	Listed investments may be treated as debt for U.S. generally accepted accounting principles, or GAAP, or tax purposes.
(k)	Security was on non-accrual status as of December 31, 2025.
(l)	Security held within FSEP Investments, Inc., a wholly-owned subsidiary of the Fund.
(m)	Security is non-income producing.
(n)	Security or portion thereof unsettled as of December 31, 2025.
(o)	Security is classified as Level 3 in the Fund’s fair value hierarchy (see Note 8).
(p)
Securities of collateralized loan obligations, or CLOs, where an affiliate of the Fund’s investment adviser serves as collateral manager and administrator (see Note 4). The stated rate on these securities may represent the annualized yield as of December 31, 2025.

See notes to consolidated financial statements.

FS Specialty Lending Fund
Consolidated Schedule of Investments (continued)
As of December 31, 2025 (in thousands, except share amounts)

(q)
Under the Investment Company Act of 1940, as amended, the Fund generally is deemed to be an “affiliated person” of a portfolio company if it owns 5% or more of the portfolio company’s voting securities and generally is deemed to “control” a portfolio company if it owns more than 25% of the portfolio company’s voting securities or it has the power to exercise control over the management or policies of such portfolio company. As of December 31, 2025, the Fund held investments in portfolio companies of which it is deemed to be an “affiliated person” but is not deemed to “control.” The following table presents certain information with respect to investments in portfolio companies of which the Fund was deemed to be an affiliated person as of December 31, 2025:

Portfolio Company	Fair Value at December 31, 2024	Gross Additions(1)	Gross Reductions(2)	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)	Fair Value at December 31, 2025	Interest Income(3)	PIK Income(3)	Dividend Income(3)
Senior Secured Loans—First Lien
New WPCC Parent, LLC	$—	$6,429	$(750)	$—	$—	$5,679	$576	$—	$—
Permian Production Holdings, LLC	2,879	57	(2,916)	62	(82)	—	131	19	—
Recovery Solutions Parent, LLC	—	9,501	(70)	—	—	9,431	850	208	—
Asset Based Finance
Bridge Street CLO IV Ltd., Subordinated Notes	20,679	—	(2,058)	—	(3,684)	14,937	2,569	—	—
Bridge Street Warehouse CLO V Ltd.	25,492	21,283	(46,775)	—	—	—	—	1,283	—
Bridge Street CLO V Ltd., Subordinated Notes	—	17,538	(723)	—	(1,864)	14,951	2,189	—	—
Bridge Street Warehouse CLO VI Ltd.	—	25,792	(25,792)	—	—	—	—	792	—
Bridge Street CLO VI Ltd., Subordinated Notes	—	10,360	(22)	—	(1,265)	9,073	180	—	—
Equity/Other
Diversified Energy Company, PLC, Common Equity(4)	—	44,005	(44,005)	—	—	—	—	—	—
Diversified Energy Company, PLC, Common Equity(4)	—	5,420	(5,453)	33	—	—	—	—	118
GWP Midstream Holdco, LLC, Common Equity	2,518	—	(3,017)	(3,664)	4,163	—	—	—	—
Harvest Oil & Gas Corp., Common Equity	375	—	—	—	33	408	—	—	—
New WPCC Parent, LLC, Common Equity	—	9	—	—	(9)	—	—	—	—
New WPCC Parent, LLC, Preferred Equity	—	2,853	—	—	633	3,486	1	280	—
Permian Production Holdings, LLC, Common Equity	—	—	—	(5)	5	—	—	—	—
Recovery Solutions Parent, LLC, Common Equity	—	11,895	—	—	786	12,681	—	—	—
Telpico, LLC, Common Equity	—	—	—	—	—	—	—	—	—
Total	$51,943	$155,142	$(131,581)	$(3,574)	$(1,284)	$70,646	$6,496	$2,582	$118
_________________
(1)    Gross additions may include increases in the cost basis of investments resulting from new portfolio investments, PIK interest, the amortization of unearned income, the exchange of one or more existing securities for one or more new securities and/or the movement of an existing portfolio company into this category from a different category.
(2)    Gross reductions may include decreases in the cost basis of investments resulting from principal collections related to investment repayments or sales, the exchange of one or more existing securities for one or more new securities and/or the movement of an existing portfolio company out of this category into a different category.
(3)    Interest, PIK and dividend income presented for the period ended December 31, 2025.
(4)    During the year ended December 31, 2025, the Fund acquired two investments in this portfolio company for $44,005 and $5,420, respectively, at which time the Fund was deemed to be an “affiliated person” of the portfolio company. In the same period, the Fund sold its entire investment with an original cost of $5,420, at which point, the Fund was no longer considered an “affiliated person” of the portfolio company. Income and realized gain are presented for the period in which the Fund was deemed to be an “affiliated person” of the portfolio company. Transfers out of the investment with an original cost of $44,005 have been presented at amortized cost at the time the portfolio company was no longer deemed to be an “affiliated person”.

See notes to consolidated financial statements.

FS Specialty Lending Fund
Consolidated Statement of Assets and Liabilities
(in thousands, except share and per share amounts)

December 31, 2025
Assets
Investments, at fair value
Non-controlled/unaffiliated investments (amortized cost—$1,732,404)	$1,678,442
Non-controlled/affiliated investments (amortized cost—$93,325)	70,646
Investments, at fair value (amortized cost—$1,825,729)	1,749,088
Cash and cash equivalents(1)	142,174
Restricted cash	1,075
Foreign currency, at fair value (cost—$5,882)	5,895
Dividends receivable	1,062
Interest receivable	13,231
Receivable for investments sold and repaid	21,169
Prepaid expenses and other assets	511
Total assets	$1,934,205
Liabilities
Payable for investments purchased	$16,711
Repurchase facility payable (net of unamortized deferred financing costs of $5,901)(2)	514,099
Interest expense payable	1,442
Management fees payable	7,340
Incentive fees payable	1,966
Administrative services expense payable	209
Trustees’ fees payable	172
Unrealized depreciation on forward foreign currency exchange contracts	644
Other accrued expenses and liabilities	8,249
Total liabilities	$550,832
Net assets	$1,383,373
Commitments and contingencies(3)
Composition of net assets
Common shares, $0.001 par value, unlimited shares authorized, 75,917,731 shares issued and outstanding(4)	$76
Capital in excess of par value	3,069,588
Retained earnings (accumulated deficit)	(1,686,291)
Net assets	$1,383,373
Net asset value per share of common shares at period end(4)	$18.22
______________
(1)Includes $6,545 of cash equivalents invested in the Allspring Government Money Market Fund.
(2)See Note 9 for a discussion of the Fund’s financing arrangements.
(3)See Note 11 for a discussion of the Fund’s commitments and contingencies.
(4)See Notes 1 and 3 for a discussion of the Fund’s reverse share split, which was completed on May 15, 2025. The outstanding shares and net asset value per common share reflect the reverse share split on a retroactive basis.
See notes to consolidated financial statements.

FS Specialty Lending Fund
Consolidated Statement of Operations
(in thousands)

Year Ended December 31, 2025
Investment income
From non-controlled/unaffiliated investments:
Interest income	$164,032
Paid-in-kind interest income	13,506
Fee income	5,544
Dividend income	6,525
From non-controlled/affiliated investments:
Interest income	6,496
Paid-in-kind interest income	2,582
Dividend income	118
Total investment income	198,803
Operating expenses
Management fees	33,692
Incentive fees	4,295
Administrative services expenses	6,011
Accounting and administrative fees	623
Interest expense	33,014
Professional fees	2,623
Trustees’ fees	705
Listing advisory fees	2,649
Other general and administrative expenses	9,973
Total operating expenses	93,585
Less: Incentive fee waiver(1)	(2,329)
Less: Management fee waiver(1)	(393)
Net operating expenses	90,863
Net investment income	107,940
Realized and unrealized gain/loss
Net realized gain (loss) on investments:
Non-controlled/unaffiliated investments	(32,528)
Non-controlled/affiliated investments	(3,574)
Net realized gain (loss) on swap contracts	228
Net realized gain (loss) on forward foreign currency exchange contracts	(220)
Net realized gain (loss) on foreign currency	(40)
Net change in unrealized appreciation (depreciation) on investments:
Non-controlled/unaffiliated investments	(14,205)
Non-controlled/affiliated investments	(1,284)
Net change in unrealized appreciation (depreciation) on swap contracts	(70)
Net change in unrealized appreciation (depreciation) on forward foreign currency exchange contracts	(644)
Net change in unrealized appreciation (depreciation) on foreign currency	38
Total net realized gain (loss) and unrealized appreciation (depreciation)	(52,299)
Net increase (decrease) in net assets resulting from operations	$55,641
______________
(1)See Note 4 for a discussion of FS Specialty Lending Advisor, LLC's, or the Advisor's, waiver of management and incentive fees to which it was otherwise entitled.
See notes to consolidated financial statements.

FS Specialty Lending Fund
Consolidated Statements of Changes in Net Assets
(in thousands)

	Year Ended December 31,
	2025	2024
Operations
Net investment income	$107,940	$134,571
Net realized gain (loss)	(36,134)	856
Net change in unrealized appreciation (depreciation) on investments	(15,489)	(40,423)
Net change in unrealized appreciation (depreciation) on swap contracts	(70)	70
Net change in unrealized appreciation (depreciation) on foreign currency	38	(30)
Net change in unrealized appreciation (depreciation) on forward foreign currency exchange contracts	(644)	—
Net increase (decrease) in net assets resulting from operations	55,641	95,044

Shareholder distributions(1)
Distributions from net investment income	(133,125)	(153,643)
Return of capital	(42,599)	—
Net decrease in net assets resulting from shareholder distributions	(175,724)	(153,643)

Capital share transactions(2)
Issuance of common shares	—	—
Net increase (decrease) in net assets resulting from capital share transactions	—	—
Total increase (decrease) in net assets	(120,083)	(58,599)
Net assets at beginning of period	1,503,456	1,562,055
Net assets at end of period	$1,383,373	$1,503,456
______________
(1)See Note 5 for a discussion of the distributions declared by the Fund.
(2)See Note 3 for a discussion of the Fund's common share transactions.
See notes to consolidated financial statements.

FS Specialty Lending Fund
Consolidated Statement of Cash Flows
(in thousands)

Year Ended December 31, 2025
Cash flows from operating activities
Net increase (decrease) in net assets resulting from operations	$55,641
Adjustments to reconcile net increase (decrease) in net assets resulting from operations to net cash provided by (used in) operating activities:
Purchases of long-term investments(1)	(1,092,512)
Paid-in-kind interest	(16,088)
Proceeds from sales and repayments of long-term investments(1)	1,161,865
Net realized (gain) loss on investments	36,102
Net change in unrealized (appreciation) depreciation on investments	15,489
Net change in unrealized (appreciation) depreciation on swap contracts	70
Net change in unrealized (appreciation) depreciation on forward foreign currency exchange contracts	644
Accretion of discount	(11,307)
Amortization of discount and deferred financing costs	2,123
(Increase) decrease in receivable for investments sold and repaid	12,726
(Increase) decrease in dividends receivable	(732)
(Increase) decrease in interest receivable	1,152
(Increase) decrease in swap income receivable	773
(Increase) decrease in prepaid expenses and other assets	(399)
Increase (decrease) in swap income payable	(528)
Increase (decrease) in payable for investments purchased	(65,988)
Increase (decrease) in interest expense payable	77
Increase (decrease) in management fees payable	(1,332)
Increase (decrease) in incentive fees payable	1,966
Increase (decrease) in administrative services expense payable	(137)
Increase (decrease) in trustees’ fees payable	8
Increase (decrease) in other accrued expenses and liabilities	5,092
Net cash provided by (used in) operating activities	104,705

Cash flows from financing activities
Shareholder distributions paid	(210,059)
Borrowings under credit facilities(2)	170,000
Repayments under credit facilities(2)	(150,000)
Deferred financing costs paid	(4,538)
Net cash provided by (used in) financing activities	(194,597)
Total increase (decrease) in cash, cash equivalents, restricted cash and foreign currency	(89,892)
Cash, cash equivalents, restricted cash and foreign currency at beginning of period	239,036
Cash, cash equivalents, restricted cash and foreign currency at end of period(3)	$149,144

Supplemental disclosure(2)
Excise taxes paid	$817
______________
(1)See Note 7 for a discussion of the Fund's non-cash purchases and sales.
(2)See Note 9 for a discussion of the Fund's financing arrangements. During the year ended December 31, 2025, the Fund paid interest expense of $30,814 on financing arrangements.
(3)Includes cash of $135,629 and cash equivalents of $6,545, foreign currency of $5,895 and restricted cash of $1,075. Restricted cash is the cash collateral required to be posted pursuant to the Fund’s derivative contracts.

See notes to consolidated financial statements.

FS Specialty Lending Fund
Consolidated Financial Highlights
(in thousands, except share and per share amounts)

	Year Ended December 31,
	2025	2024	2023	2022	2021
Per Share Data:(1)
Net asset value, beginning of period	$19.80	$20.58	$23.28	$21.54	$19.50
Results of operations
Net investment income(2)	1.42	1.77	1.07	0.93	0.58
Net realized gain (loss) and unrealized appreciation (depreciation)	(0.69)	(0.53)	(2.63)	1.53	2.18
Net increase (decrease) in net assets resulting from operations	0.73	1.24	(1.56)	2.46	2.76
Shareholder Distributions:(3)
Distributions from net investment income	(1.75)	(2.02)	(1.14)	(0.72)	(0.72)
Return of capital	(0.56)	—	—	—	—
Net decrease in net assets resulting from shareholder distributions	(2.31)	(2.02)	(1.14)	(0.72)	(0.72)
Net asset value, end of period	$18.22	$19.80	$20.58	$23.28	$21.54
Market price common shares, end of period	$14.14	—	—	—	—
Shares outstanding, end of period	75,917,731	75,917,730	75,917,730	75,244,279	74,348,250
Total return at net asset value(4)	3.75%	6.20%	(6.89)%	11.39%	14.22%
Total return at market price(5)	4.10%	—	—	—	—

Ratio/Supplemental Data:
Net assets, end of period	$1,383,373	$1,503,456	$1,562,055	$1,753,748	$1,602,323
Ratio of net investment income to average net assets(6)	7.30%	8.65%	4.77%	4.02%	2.77%
Ratio of total operating expenses to average net assets(6)	6.33%	5.69%	4.50%	6.78%	6.96%
Ratio of incentive fee waiver to average net assets(6)	(0.16)%	—%	—%	—%	—%
Ratio of management fee waiver to average net assets(6)	(0.03)%	—%	(0.02)%	(0.15)%	(0.09)%
Ratio of net operating expenses to average net assets(6)	6.14%	5.69%	4.48%	6.63%	6.87%
Portfolio turnover	67%	68%	46%	16%	44%
Total amount of credit facility borrowings outstanding exclusive of treasury securities	$520,000	$500,000	$400,000	$762,751	$775,667
Asset coverage, per $1,000 of credit facility borrowings(7)	$3,660	$4,007	$4,905	$3,299	$3,066
Asset coverage per unit of credit facility borrowings(7)	3.66	4.01	4.91	3.30	3.07
______________
(1)The share information utilized to determine per share data has been retroactively adjusted to reflect the reverse share split discussed in Notes 1 and 3. Per share data may be rounded in order to compute the ending net asset value per share. The outstanding shares reflect the reverse share split on a retroactive basis.
(2)The per share data was derived by using the weighted average common shares outstanding during the applicable period.
(3)The per share data for distributions reflects the actual amount of distributions declared per common share of beneficial interest during the applicable period.
See notes to consolidated financial statements.

FS Specialty Lending Fund
Consolidated Financial Highlights (continued)
(in thousands, except share and per share amounts)
(4)The total return for each period presented is historical and is calculated by determining the percentage change in net asset value, assuming the reinvestment of all distributions in additional shares of common shares of the Fund at the Fund’s net asset value per share as of the share closing date occurring on or immediately following the distribution payment date. The historical calculation of total return in the table should not be considered a representation of the Fund’s future total return, which may be greater or less than the total return shown in the table due to a number of factors, including, among others, the Fund’s ability or inability to make investments that meet its investment criteria, the interest rates payable on the debt securities the Fund acquires, the level of the Fund’s expenses, variations in and the timing of the recognition of realized and unrealized gains or losses, the degree to which the Fund encounters competition in its markets and general economic conditions. As a result of these and other factors, results for any previous period should not be relied upon as being indicative of performance in future periods. The total return calculations set forth above represent the total return on the Fund during the applicable period.
(5)The total return based on market value was calculated by taking the closing price of the Fund's common shares on the New York Stock Exchange, or NYSE, on December 31, 2025, adding the cash distributions per share that were declared during the period from November 13, 2025 to December 31, 2025, including the impact of distributions reinvested in accordance with the Fund's distribution reinvestment plan, or the DRP, and dividing the total by $14.00, the closing price of the Fund's common shares on the NYSE on November 13, 2025 (the first day the common shares began trading on the NYSE). The historical calculation of total return based on market value in the table should not be considered a representation of the Fund’s future total return based on market value, which may be greater or less than the return shown in the table due to a number of factors, including, among others, the Fund’s ability or inability to make investments in companies that meet its investment criteria, the interest rates payable on the debt securities the Fund acquires, the level of the Fund’s expenses, variations in and the timing of the recognition of realized and unrealized gains or losses, the degree to which the Fund encounters competition in its markets, general economic conditions and fluctuations in common share market value. As a result of these factors, results for any previous period should not be relied upon as being indicative of performance in future periods.
(6)Average net assets is used for this calculation.
(7)Represents the value of the Fund’s total assets available to cover senior securities, less all liabilities and indebtedness not represented by credit facility borrowings, to the aggregate amount of credit facility borrowings outstanding representing indebtedness.

See notes to consolidated financial statements.

FS Specialty Lending Fund
Notes to Consolidated Financial Statements
(in thousands, except share and per share amounts)
Note 1. Principal Business and Organization
FS Specialty Lending Fund (formerly FS Energy and Power Fund), or the Fund, was formed as a Delaware statutory trust under the Delaware Statutory Trust Act on September 16, 2010 and formally commenced investment operations on July 18, 2011. The Fund is an externally managed, non-diversified, closed-end management investment company that has elected to be treated for U.S. federal income tax purposes, and intends to qualify annually, as a regulated investment company, or RIC, as defined under Subchapter M of the Internal Revenue Code of 1986, as amended, or the Code. Prior to October 28, 2025, the Fund had elected to be regulated as a business development company, or BDC, under the Investment Company Act of 1940, as amended, or the 1940 Act. On October 28, 2025, or the Reorganization Date, the Fund converted from a BDC to a closed end-fund registered under the 1940 Act by merging with and into a newly-formed Delaware statutory trust registered under the 1940 Act as a closed-end management investment company, or the Reorganization, pursuant to the Agreement and Plan of Reorganization, dated as of April 22, 2025, among the Fund and the newly formed closed-end fund, New FS Specialty Lending Fund, and, for the limited purposes set forth therein, FS/EIG Advisor, LLC. Upon the closing of the Reorganization, the closed-end fund changed its name to FS Specialty Lending Fund, the Advisor Transaction (defined below) occurred and the Fund’s investment adviser changed its name to FS Specialty Lending Advisor, LLC, or the Advisor. Following the Reorganization, the registered closed-end fund is the successor to the BDC, and the accounting and performance record of the registered closed-end fund is that of the BDC.
The Fund has various wholly-owned financing subsidiaries, including special-purpose financing subsidiaries and subsidiaries through which it holds or expects to hold interests in certain portfolio companies. One of the wholly-owned financing subsidiaries is Sustainable Infrastructure Investments, LLC, or SIIJV, which prior to December 18, 2024, was a joint venture between the Fund and Imperial Sustainable Infrastructure Investments, LLC. On December 18, 2024, the Fund purchased Imperial Sustainable Infrastructure Investments, LLC’s remaining 12.5% interest in SIIJV and SIIJV became a wholly-owned subsidiary of the Fund. The consolidated financial statements include both the Fund’s accounts and the accounts of the wholly-owned subsidiaries consolidated as of December 31, 2025 in accordance with U.S. generally accepted accounting principles, or GAAP. All intercompany transactions have been eliminated in consolidation. Certain of the Fund's consolidated subsidiaries are subject to U.S. federal and state income taxes.
The Fund’s investment objectives are to generate current income and, to a lesser extent, long-term capital appreciation by investing primarily in private and public credit in a broad set of industries, sectors and sub-sectors. The Fund’s investment policy is to invest primarily in a portfolio of secured and unsecured floating and fixed rate loans, bonds and other types of credit instruments, which, under normal circumstances, will represent at least 80% of the Fund's net assets (plus the amount of any borrowings for investment purposes).
The Fund was previously managed by FS/EIG Advisor, LLC, or FS/EIG Advisor, pursuant to an investment advisory and administrative services agreement, dated as of April 9, 2018, or the FS/EIG investment advisory agreement. FS/EIG Advisor was jointly operated by an affiliate of Franklin Square Holdings, L.P. (which does business as Future Standard) (formerly FS Investments), or FS, and EIG Asset Management, LLC, or EIG. On the Reorganization Date, Future Standard acquired EIG's interest in FS/EIG Advisor, or the Advisor Transaction and the Fund entered into a new investment advisory agreement with the Advisor, or the Current Advisory Agreement. As a result of the Advisor Transaction, FS/EIG Advisor became an indirect wholly-owned subsidiary of FS, and FS/EIG Advisor changed its name to FS Specialty Lending Advisor, LLC. The Future Standard Global Credit Team assumed full responsibility for providing investment advisory services and services related to the Fund's administration and operations following the completion of the Reorganization and the Advisor Transaction.
On November 13, 2025, or the Listing Date, the Fund listed its common shares on the New York Stock Exchange under the symbol “FSSL.”
Note 2. Summary of Significant Accounting Policies
Basis of Presentation: The accompanying consolidated financial statements of the Fund have been prepared in accordance with GAAP. In the opinion of management, all adjustments (consisting of normal recurring accruals) considered necessary for a fair presentation have been included. The Fund is considered an investment company under GAAP and follows the accounting and reporting guidance applicable to investment companies under Accounting Standards Codification Topic 946, Financial Services—Investment Companies, or ASC Topic 946. The Fund will generally not consolidate its investment in a company other than a substantially or wholly-owned investment company or controlled operating company whose business consists of providing services to the Fund. Accordingly, the Fund consolidated the accounts of the Fund's substantially wholly-owned subsidiaries in its consolidated financial statements. The Fund has evaluated the impact of subsequent events through the date the consolidated financial statements were issued.

Use of Estimates: The preparation of the consolidated financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the consolidated financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. Many of the amounts have been rounded, and all amounts are in thousands, except share and per share amounts.

FS Specialty Lending Fund
Notes to Consolidated Financial Statements (continued)
(in thousands, except share and per share amounts)
Note 2. Summary of Significant Accounting Policies (continued)
Cash and Cash Equivalents: The Fund considers all highly liquid investments with original maturities of three months or less to be cash equivalents. The Fund may invest its cash in an institutional money market fund, which is stated at fair value. The Fund’s uninvested cash is maintained with high credit quality financial institutions, which are members of the Federal Deposit Insurance Corporation. The Fund's cash is held with major financial institutions and may exceed federally insured limits.
Valuation of Portfolio Investments: The Fund determines the net asset value, or NAV, of its common shares on each day that the NYSE is open for business as of the close of the regular trading session on the NYSE. The Fund calculates the NAV of its common shares by subtracting liabilities (including accrued expenses and distributions) from the total assets of the Fund (the value of securities, plus cash and other assets, including interest and distributions accrued but not yet received) and dividing the result by the total number of its outstanding common shares.
The Fund’s board of trustees, or the Board, is responsible for overseeing the valuation of the Fund’s portfolio investments at fair value as determined in good faith pursuant to the Advisor’s valuation policy, or the Valuation Policy. Under the Valuation Policy, the Board has designated the Advisor to be the Fund’s valuation designee, with day-to-day responsibility for implementing the portfolio's valuation process set forth in the Valuation Policy subject to the oversight of the Board. The audit committee of the Board is responsible for overseeing the Advisor’s implementation of the Fund’s valuation process. Portfolio securities and other assets for which market quotes are readily available are valued at market value. In circumstances where market quotes are not readily available, the Advisor has adopted methods for determining the fair value of such securities and other assets, pursuant to the responsibility for applying such fair valuation methods that has been designated to it by the Board. In connection with the valuation process, the Board receives valuation reports from the Advisor as valuation designee on a quarterly basis.
Accounting Standards Codification Topic 820, Fair Value Measurements and Disclosures, or ASC Topic 820, issued by the Financial Accounting Standards Board, or FASB, clarifies the definition of fair value and requires companies to expand their disclosure about the use of fair value to measure assets and liabilities in interim and annual periods subsequent to initial recognition. ASC Topic 820 defines fair value as the price that would be received from the sale of an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. ASC Topic 820 also establishes a three-tier fair value hierarchy, which prioritizes the inputs used in measuring fair value. These tiers include: Level 1, defined as observable inputs such as quoted prices in active markets for identical securities; Level 2, which includes inputs such as quoted prices for similar securities in active markets and quoted prices for identical securities where there is little or no activity in the market; and Level 3, defined as unobservable inputs for which little or no market data exists, therefore requiring an entity to develop its own assumptions.
The Fund expects that its portfolio will consist of securities listed or traded on a recognized securities exchange or automated quotation system, or exchange-traded securities, or securities traded on a privately negotiated over-the-counter secondary market for institutional investors for which indicative dealer quotes are available, or over-the-counter, or OTC, securities. The Fund also may invest in certain illiquid securities issued by private companies and/or thinly traded public companies. These investments are generally subject to restrictions on resale and ordinarily have not established a trading market.
For purposes of calculating NAV, the Fund uses the following valuation methods:
•The market value of each exchange-traded security is the last reported sale price at the relevant valuation date on the composite tape or on the principal exchange on which such security is traded.
•If no sale is reported for an exchange-traded security on the valuation date or if a security is an OTC security, the Fund values such investments using quotations obtained from an approved independent third-party pricing service, which provides prevailing bid and ask prices that are screened for validity by such service from dealers on the valuation date. If a quoted price from such pricing service is deemed by the Advisor to be unreliable (and therefore, not readily available), the Advisor may recommend that the investment may be fair valued by some other means, including, but not limited to, a valuation provided by an approved independent third-party valuation service or by the Advisor's Fair Value Committee, or the Fair Value Committee. For investments for which an approved independent third-party pricing service is unable to obtain quoted prices, the Fund may obtain bid and ask prices directly from dealers who make a market in such securities. In all cases, investments are valued at the mid-point of the prevailing bid-ask range obtained from such sources unless there is a compelling reason to use some other value within the bid-ask range and the justification thereof is documented and retained by the Advisor.
•To the extent that the Fund holds investments for which no active secondary market exists and, therefore, no bid and ask prices can be readily obtained, the Fund will value such investments at fair value as determined in good faith by the Advisor, under the oversight of the Board, in accordance with the Valuation Policy. In making such determination, it is expected that the Advisor may rely upon valuations obtained from an approved independent third-party valuation service. With respect to these investments for which market quotations are not readily available, the Fund undertakes a multi-step valuation process each quarter, as described below:
•The quarterly fair valuation process begins with the Advisor facilitating the delivery of updated quarterly financial and other information relating to each investment to the independent third-party valuation service;

FS Specialty Lending Fund
Notes to Consolidated Financial Statements (continued)
(in thousands, except share and per share amounts)
Note 2. Summary of Significant Accounting Policies (continued)
•The independent third-party valuation service then reviews and analyzes the information, along with relevant market and economic data, and determines proposed valuations for each investment according to the valuation methodologies in the Valuation Policy and communicates the information to the Advisor in the form of a valuation range;
•The Advisor then reviews the preliminary valuation information for each portfolio company or investment and provides feedback about the accuracy, completeness and timeliness of the valuation-related inputs considered by the independent third-party valuation service and any suggested revisions thereto prior to the independent third-party valuation service finalizing its valuation range;
•The Advisor then provides the audit committee of the Board with valuation-related information for each investment along with any applicable supporting materials and other information that is relevant to the fair valuation process;
•The audit committee of the Board then meets with the Advisor to receive the relevant quarterly reporting and to discuss any questions from the audit committee in connection with the audit committee's role in overseeing the fair valuation process; preliminary valuations are then presented to and discussed with the audit committee of the Board; and
•Following the completion of fair valuation oversight activities, the audit committee of the Board, with assistance from the Advisor, provides the Board with a report regarding the quarterly valuation process.
Determination of fair value involves subjective judgments and estimates. Accordingly, the notes to the Fund's consolidated financial statements refer to the uncertainty with respect to the possible effect of such valuations and any change in such valuations on the Fund's consolidated financial statements. In making its determination of fair value, the Advisor may use any independent third-party pricing or valuation service for which it has performed the appropriate level of due diligence. However, the Advisor shall not be required to determine fair value in accordance with the valuation provided by any single source, and may use any relevant data, including information sourced by the Advisor, or from any approved independent third-party valuation or pricing service, that the Advisor deems to be reliable in determining fair value under the circumstances.
Below is a description of factors that the Advisor, any approved independent third-party valuation service and the audit committee of the Board may consider when determining the fair value of the Fund's investments.
The valuation methods utilized for each portfolio company may vary depending on industry and company-specific considerations. Typically, the first step is to make an assessment as to the enterprise value of the portfolio company’s business in order to establish whether the portfolio company’s enterprise value is greater than the amount of its debt as of the valuation date. This analysis helps to determine a risk profile for the applicable portfolio company and its related investments, and the appropriate valuation methodology to utilize as part of the security valuation analysis. The enterprise valuation may be determined using a market or income approach.
Valuation of fixed income investments, such as loans and debt securities, depends upon a number of factors, including prevailing interest rates for like securities, expected volatility in future interest rates, call features, put features and other relevant terms of the debt. For investments without readily available market prices, the Fund may incorporate these factors into discounted cash flow models to arrive at fair value. Other factors that may be considered include the borrower’s ability to adequately service its debt, the fair market value of the borrower in relation to the face amount of its outstanding debt and the quality of collateral securing the borrower's debt.
For convertible debt securities, fair value will generally approximate the fair value of the debt plus the fair value of an option to purchase the underlying security (i.e., the security into which the debt may convert) at the conversion price. To value such an option, a standard option pricing model may be used.
Valuation of Collateralized Loan Obligation, or CLO, subordinated notes considers a variety of relevant factors, including recent purchases and sales known to the Advisor in similar securities and output from a third-party financial model. The third-party financial model contains detailed information on the characteristics of CLOs, including recent information about assets and liabilities, and is used to project future cash flows. Key inputs to the model include assumptions for future loan default rates/recovery rates, prepayment rates, reinvestment rates and discount rates. These are determined by considering both observable and third-party market data and prevailing general market assumptions and conventions.
The Fund's equity interests in companies for which there is no liquid public market are valued at fair value. Generally, the value of the Fund's equity interests in public companies for which market quotations are readily available will be based upon the most recent closing public market price.
When the Fund receives warrants or other equity securities at nominal or no additional cost in connection with an investment in a debt security, the cost basis in the investment will be allocated between the debt securities and any such warrants or other equity securities received at the time of origination. The Board will subsequently value the warrants or other equity securities received at fair value.
When utilized, derivatives will be priced in the same manner as securities and loans, i.e., primarily by approved independent third-party pricing services, or secondarily through counterparty statements if there are no prices available from such pricing services. With respect

FS Specialty Lending Fund
Notes to Consolidated Financial Statements (continued)
(in thousands, except share and per share amounts)
Note 2. Summary of Significant Accounting Policies (continued)
to credit derivatives, where liquidity is limited due to the lack of a secondary market for the underlying reference obligation and where a price is not provided by an approved independent third-party pricing service, such derivatives will be valued after considering, among other factors, the valuation provided by the counterparty with which the Fund has established the position. For other over-the-counter derivatives, the value of the underlying securities, among other factors, will be reviewed and considered by the Advisor in determining the appropriate fair value.
Forward foreign currency exchange contracts typically will be valued at their quoted daily prices obtained from an independent third party. Swaps (other than centrally cleared) typically will be valued using valuations provided by an approved independent third-party pricing service. Such valuations generally will be based on the present value of fixed and projected floating rate cash flows over the term of the swap contract and, in the case of credit default swaps, generally will be based on credit spread quotations obtained from broker-dealers and expected default recovery rates determined by the approved independent third-party pricing service using proprietary models. Future cash flows will be discounted to their present value using swap rates provided by electronic data services or by broker-dealers. Centrally cleared swaps are valued at the daily settlement price provided by the central clearing counterparty. The aggregate settlement values and notional amounts of the forward foreign currency exchange contracts and swap contracts are not recorded in the consolidated statement of assets and liabilities. Fluctuations in the value of the forward foreign currency exchange contracts and swap contracts are recorded in the consolidated statement of assets and liabilities as an asset (liability) and in the consolidated statement of operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as net realized gains (losses).
Revenue Recognition: Security transactions are accounted for on the trade date. The Fund records interest income on an accrual basis to the extent that it expects to collect such amounts. The Fund records dividend income on the ex-dividend date. The Fund holds investments in certain securities that accumulate PIK income to be paid upon the redemption, liquidation or maturity of the underlying investment. Such PIK income is accumulated onto the principal balance of the respective security. The Fund does not accrue as a receivable interest or dividends on loans and securities if it has reason to doubt its ability to collect such income. The Fund's policy is to place investments on non-accrual status when there is reasonable doubt that interest income will be collected. The Fund considers many factors relevant to an investment when placing it on or removing it from non-accrual status including, but not limited to, the delinquency status of the investment, economic and business conditions, the overall financial condition of the underlying investment, the value of the underlying collateral, bankruptcy status, if any, and any other facts or circumstances relevant to the investment. If there is reasonable doubt that the Fund will receive any previously accrued interest, then the previously recognized interest income will be written-off. Payments received on non-accrual investments may be recognized as income or applied to principal depending upon the collectability of the remaining principal and interest. Non-accrual investments may be restored to accrual status when principal and interest become current and are likely to remain current based on the Fund's judgment.
Distributions received from common equity investments generally are comprised of ordinary income and return of capital. The Fund records investment income and return of capital based on estimates made at the time such distributions are received based on historical information or estimates provided by the respective portfolio companies. These estimates may subsequently be revised based on the information received from the respective portfolio companies after their tax reporting periods are concluded, as the actual character of these distributions is not known until after the fiscal year end of the Fund.
Loan origination fees, original issue discount, market discount and market premium are capitalized and such amounts are amortized/accreted as interest income over the respective term of the loan or security, except market premium on callable bonds, which are amortized to the call date. Upon the prepayment of a loan or security, any unamortized loan origination fees and original issue discount are recorded as interest income. The Fund records prepayment fees on loans and securities as fee income when it receives such amounts. Structuring and other non-recurring upfront fees are recorded as fee income when earned. For the year ended December 31, 2025, the Fund recognized $511 in structuring and upfront fee revenue.
The Fund invests in CLOs. Interest income from investments in the “equity” class of these CLO (in the Fund's case, subordinated notes) is recorded based upon an estimation of an effective yield to expected maturity utilizing assumed cash flows in accordance with Accounting Standards Codification Topic 325-40-35, Beneficial Interests in Securitized Financial Assets. The Fund monitors the expected cash inflows from its equity investments in CLOs, including the expected principal repayments. The effective yield is determined and updated quarterly.
Net Realized Gains or Losses, Net Change in Unrealized Appreciation or Depreciation and Net Change in Unrealized Gains or Losses on Foreign Currency: Gains or losses on the sale of investments are calculated by using the specific identification method. The Fund measures realized gains or losses by the difference between the net proceeds from the repayment or sale and the amortized cost basis of the investment, without regard to unrealized appreciation or depreciation previously recognized, but considering unamortized fees. Net change in unrealized appreciation or depreciation reflects the change in portfolio investment values during the reporting period, including any reversal of previously recorded unrealized gains or losses, when gains or losses are realized, and the respective unrealized gain or loss on foreign currency for any foreign denominated investments. Net change in unrealized gains or losses on

FS Specialty Lending Fund
Notes to Consolidated Financial Statements (continued)
(in thousands, except share and per share amounts)
Note 2. Summary of Significant Accounting Policies (continued)
foreign currency reflects the change in the value of receivables or accruals during the reporting period due to the impact of foreign currency fluctuations.
Income Taxes: The Fund has elected to be treated for U.S. federal income tax purposes, and intends to qualify annually, as a RIC under Subchapter M of the Code. To maintain its qualification as a RIC, the Fund must, among other things, meet certain source-of-income and asset diversification requirements and distribute to its shareholders, for each taxable year, at least 90% of its “investment company taxable income,” which is generally the Fund’s net ordinary income plus the excess, if any, of realized net short-term capital gains over realized net long-term capital losses. As a RIC, the Fund will not have to pay corporate-level U.S. federal income taxes on any income that it distributes to its shareholders. The Fund intends to make distributions in an amount sufficient to maintain its RIC status each year. The Fund also will be subject to nondeductible U.S. federal excise taxes if it does not distribute at least 98% of net ordinary income, 98.2% of capital gain net income, if any, and any recognized and undistributed income from prior years for which it paid no U.S. federal income taxes.
Uncertainty in Income Taxes: The Fund evaluates its tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax benefits or liabilities in the Fund’s consolidated financial statements. Recognition of a tax benefit or liability with respect to an uncertain tax position is required only when the position is “more likely than not” to be sustained assuming examination by taxing authorities. The Fund recognizes interest and penalties, if any, related to unrecognized tax liabilities as income tax expense on its consolidated statement of operations. During the year ended December 31, 2025, the Fund did not incur any interest or penalties.
The Fund has analyzed the tax positions taken on U.S. federal and state income tax returns for all open tax years, and has not recorded a provision for taxes related to its wholly-owned taxable subsidiaries for the year ended December 31, 2025. The Fund’s U.S. federal and state income and U.S. federal excise tax returns for tax years for which the applicable statutes of limitations have not yet expired are subject to examination by the Internal Revenue Service, or the IRS, and state departments of revenue.
Forward Foreign Currency Exchange Contracts: The Fund may enter into forward foreign currency exchange contracts as an economic hedge against either specific transactions or portfolio instruments or to obtain exposure to, or hedge exposure away from, foreign currencies (foreign currency exchange rate risk). A forward foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a future date. Forward foreign currency exchange contracts, when used by the Fund, helps to manage the overall exposure to the currencies in which some of the investments and borrowings held by the Fund are denominated. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency. The contract is marked-to-market daily and the change in market value is recorded by the Fund as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. The use of forward foreign currency exchange contracts contains the risk that the value of a forward foreign currency exchange contract changes unfavorably due to movements in the value of the referenced foreign currencies.
Distributions: Distributions to the Fund’s shareholders are recorded as of the record date. Subject to the discretion of the Board and applicable legal restrictions, the Fund intends to authorize and declare and pay ordinary cash distributions on a monthly basis. Net realized capital gains, if any, will be distributed or deemed distributed at least annually.
Collateralized Loan Obligation – Warehouses: A Collateralized Loan Obligation Warehouse, or CLO Warehouse, is an entity organized for the purpose of holding syndicated bank loans, also known as leveraged loans, prior to the issuance of securities from that same vehicle. During the warehouse period, a CLO Warehouse will secure investments and build a portfolio of primarily leveraged loans and other debt obligations. The warehouse period terminates when the collateralized loan obligation vehicle issues various tranches of securities to the market. At this time, financing through the issuance of debt securities and subordinated notes is used to repay the bank financing.
The fair value of the Fund’s investment in the CLO Warehouse is determined by adding the excess spread (accrued interest plus interest received less financing cost) to the Fund’s initial investment in the CLO Warehouse. Consistent with ASC Topic 820, the excess spread represents the price that would be received from the sale of the CLO Warehouse investment in an orderly transaction between market participants. CLO warehouses can be exposed to credit events, mark to market changes, rating agency downgrades and financing cost changes.
Segment Reporting: The Fund operates through a single operating and reporting segment with an investment objective to generate current income and, to a lesser extent, long-term capital appreciation. The chief operating decision maker, or CODM, is the Fund's chief executive officer. The CODM assesses the performance and makes operating decisions of the Fund on a consolidated basis primarily based on the Fund’s change in net assets resulting from operations. In addition to numerous other factors and metrics, the CODM utilizes net investment income as a key metric in determining the amount of dividends to be distributed to the Fund’s common shareholders. As the Fund’s operations comprise of a single reporting segment, the segment assets are reflected on the accompanying

FS Specialty Lending Fund
Notes to Consolidated Financial Statements (continued)
(in thousands, except share and per share amounts)
Note 2. Summary of Significant Accounting Policies (continued)
consolidated statement of assets and liabilities as “total assets” and the significant segment expenses are listed on the accompanying consolidated statement of operations.
Recent Accounting Pronouncements: In December 2023, the FASB issued ASU 2023-09, Income Taxes (Topic 740): Improvements to
Income Tax Disclosures, or ASU 2023-09, which requires additional disaggregated disclosures on the entity’s effective tax rate reconciliation and additional details on income taxes paid. ASU 2023-09 is effective for fiscal years beginning after December 15, 2024 and is to be adopted on a prospective basis with the option to apply retrospectively. The Fund adopted ASU 2023-09 effective December 31, 2025 and concluded that the application of this guidance did not have any material impact on its consolidated financial statements.
Note 3. Share Transactions
Prior to the Reorganization Date, the Fund issued one share of the Fund's common shares to the Advisor at the Fund's then-current NAV of $19.26, in order to take certain actions as the initial sole shareholder of the Fund. As of December 31, 2025, there were 75,917,731 shares outstanding.
Distribution Reinvestment Plan
Effective as of the Listing Date, the Fund adopted a distribution reinvestment plan, or DRP. Pursuant to the DRP, the Fund will reinvest all cash dividends or distributions on behalf of shareholders who do not elect to receive their distributions in cash. As a result, shareholders who have not elected to “opt out” of the DRP will have their distributions automatically reinvested in additional common shares of the Fund.
During the year ended December 31, 2025, the administrator for the Fund's DRP, purchased 431,275 common shares in the open market at an average price per share of $13.61 (totaling $5,870) pursuant to the DRP, and distributed such shares to participants in the DRP. During the period from January 1, 2026 to February 27, 2026, the administrator for the DRP purchased 118,833 common shares in the open market at an average price per share of $13.40 (totaling $1,592) pursuant to the DRP, and distributed such shares to participants in the DRP. For additional information regarding the terms of the DRP, see Note 5.
Reverse Share Split
On May 15, 2025, every six common shares of the Fund were combined into one share, and each shareholder’s common shares were automatically converted into a number of common shares (and/or fractional common shares, as applicable) equal to the number of common shares of the Fund held immediately prior to the reverse share split divided by six. As of May 15, 2025, the number of outstanding shares of the Fund’s common shares was reduced from 455,506,155 to 75,917,730. The reverse share split did not modify the rights or preferences of the Fund’s common shares. There was no change in the par value of $0.001 per share as a result of the reverse share split.
Note 4. Related Party Transactions
Previous Advisory Agreement with FS/EIG Advisor
Pursuant to the FS/EIG investment advisory agreement, which was effective through October 27, 2025, FS/EIG Advisor was entitled to an annual base management fee and an incentive fee based on the Fund’s performance. The base management fee was payable quarterly in arrears, and was calculated at an annual rate of 1.75% of the average weekly value of the Fund’s gross assets. The incentive fee consisted of two parts (i) the incentive fee on capital gains and (ii) the incentive fee on subordinated income.
The incentive fee on capital gains under the FS/EIG investment advisory agreement was determined and payable in arrears as of the end of each calendar year (or upon termination of such agreement). Such fee equaled 20.0% of the Fund’s “incentive fee capital gains”, which were the Fund’s realized capital gains on a cumulative basis from inception, calculated as of the end of the applicable period, computed net of all realized capital losses and unrealized capital depreciation on a cumulative basis, less the aggregate amount of any previously paid incentive fees on capital gains. The Fund accrued for the incentive fee on capital gains, which, if earned, would be paid annually. The Fund accrued the incentive fee on capital gains based on net realized and unrealized gains; however, the fee payable to FS/EIG Advisor would be based on realized gains and no such fee would be payable with respect to unrealized gains unless and until such gains were actually realized. For the years ended December 31, 2025 and 2024, the Fund did not accrue any amount of capital gains incentive fee.
The subordinated incentive fee on income under the FS/EIG investment advisory agreement was calculated and payable quarterly in arrears and equaled 20.0% of the Fund’s “pre-incentive fee net investment income” for the immediately preceding quarter subject to a hurdle rate, expressed as a rate of return on adjusted capital, equal to 1.625% per quarter, or an annualized hurdle rate of 6.5%. As a result, FS/EIG Advisor would not earn this incentive fee for any quarter until the Fund’s pre-incentive fee net investment income for such quarter exceeded the hurdle rate of 1.625%. For purposes of this fee, “adjusted capital” meant cumulative gross proceeds generated from sales of the Fund’s common shares reduced for distributions from non-liquidating dispositions of the Fund’s investments paid to shareholders. Once the Fund’s pre-incentive fee net investment income in any quarter exceeded the hurdle rate, FS/EIG Advisor would

FS Specialty Lending Fund
Notes to Consolidated Financial Statements (continued)
(in thousands, except share and per share amounts)
Note 4. Related Party Transactions (continued)
be entitled to a “catch-up” fee equal to the amount of the Fund’s pre-incentive fee net investment income in excess of the hurdle rate, until the Fund’s pre-incentive fee net investment income for such quarter equaled 2.031%, or 8.125% annually, of adjusted capital. This “catch-up” feature would allow FS/EIG Advisor to recoup the fees foregone as a result of the existence of the hurdle rate. Thereafter, FS/EIG Advisor would be entitled to receive 20.0% of the Fund’s pre-incentive fee net investment income. For the years ended December 31, 2025 and 2024, the Fund did not accrue any amount of subordinated incentive fee on income.
Current Advisory Agreement with FS Specialty Lending Advisor
Prior to October 28, 2025, FS/EIG Advisor was jointly operated by an affiliate of FS and EIG. On October 28, 2025, FS acquired EIG's interest in FS/EIG Advisor, and the Fund entered into the Current Advisory Agreement with the Advisor.
Pursuant to the Current Advisory Agreement, which became effective on October 28, 2025, the Fund is entitled to an annual base management fee and an income incentive fee, which calculations differ for quarters prior to the Listing Date, or the Pre-Listing Fee Rates, and quarters ended after the Listing Date, or the Post-Listing Fee Rates.
The base management fee is payable quarterly in arrears, and is calculated at an annual rate equal to (1) 1.75% of the average daily value of the Fund’s gross assets during such quarter for any quarter ending before the Listing Date or (ii) 1.50% of the average daily value of the Fund’s gross assets during such quarter for any quarter ending after the Listing Date. Effective on the Listing Date and for so long as the Fund is a registered closed-end fund, the Advisor has contractually agreed to waive a portion of the Fund’s base management fee such that the base management fee shall not exceed an amount equal to the annual rate of 1.35% of the Fund’s average daily gross assets. Amounts waived by the Adviser will not be subject to recoupment from the Fund.
In addition, pursuant to the Current Advisory Agreement, the Fund has agreed to pay the Advisor an incentive fee based on income, calculated and payable quarterly in arrears and, for any quarter ending before the Listing Date, equal to 20.00% of the Fund’s “pre-incentive fee net investment income” for the immediately preceding quarter subject to a hurdle rate, expressed as a rate of return on adjusted capital, equal to 1.625% per quarter, or an annualized hurdle rate of 6.5%. As a result, the Adviser will not earn this incentive fee for any quarter until the Fund’s pre-incentive fee net investment income for such quarter exceeds the hurdle rate of 1.625%. For purposes of this fee, “adjusted capital” means cumulative gross proceeds generated from sales of common shares by the Fund (including proceeds from its distribution reinvestment plan) reduced for distributions from non-liquidating dispositions of the Fund’s investments paid to shareholders and amounts paid for share repurchases pursuant to the Fund’s share repurchase program. Once the Fund’s pre-incentive fee net investment income in any quarter exceeds the hurdle rate, the Adviser will be entitled to a “catch-up” fee equal to the amount of the Fund’s pre-incentive fee net investment income in excess of the hurdle rate, until the Fund’s pre-incentive fee net investment income for such quarter equals 2.031%, or 8.125% annually, of adjusted capital. This “catch-up” feature will allow the Adviser to recoup the fees foregone as a result of the existence of the hurdle rate. Thereafter, the Adviser will be entitled to receive 20.0% of the Fund’s pre-incentive fee net investment income. For any quarter ending after the Listing Date, the incentive fee on income is calculated and payable quarterly in arrears and equals 20.0% of the Fund’s “pre-incentive fee net investment income” for the immediately preceding quarter subject to a hurdle rate, expressed as a rate of return on net assets, equal to 1.5% per quarter, or an annualized hurdle rate of 6.0%. As a result, the Adviser will not earn this incentive fee for any quarter until the Fund’s pre-incentive fee net investment income for such quarter exceeds the hurdle rate of 1.5%. Once the Fund’s pre-incentive fee net investment income in any quarter exceeds the hurdle rate, the Adviser will be entitled to a “catch-up” fee equal to the amount of the Fund’s pre-incentive fee net investment income in excess of the hurdle rate, until the Fund’s pre-incentive fee net investment income for such quarter equals 1.875%, or 7.5% annually, of net assets. This “catch-up” feature will allow the Adviser to recoup the fees foregone as a result of the existence of the hurdle rate. Thereafter, the Adviser will be entitled to receive 20.0% of the Fund’s pre-incentive fee net investment income.
Effective on the Listing Date and for so long as the Fund is a registered closed-end fund, the Adviser has contractually agreed to waive a portion of the Fund’s incentive fee in an amount equal to 10.00% of the Fund’s pre-incentive fee net investment income. Additionally, while the waiver is in effect, for purposes of calculating the Fund’s incentive fee on income, the Fund’s pre-incentive fee net investment income will be subject to a hurdle rate equal to 1.50% per quarter, or 6.0% annualized. As a result, the Adviser will not earn this incentive fee for any quarter until the Fund’s pre-incentive fee net investment income for such quarter exceeds the hurdle rate of 1.5%. Once the Fund’s pre-incentive fee net investment income in any quarter exceeds the hurdle rate, the Adviser will be entitled to a “catch-up” fee equal to the amount of the Fund’s pre-incentive fee net investment income in excess of the hurdle rate, until the Fund’s pre-incentive fee net investment income for such quarter equals 1.667%, or 6.667% annually, of net assets. This “catch-up” feature will allow the Adviser to recoup the fees foregone as a result of the existence of the hurdle rate. Thereafter, the Adviser will be entitled to receive 10.00% of the Fund’s pre-incentive fee net investment income. Amounts waived by the Adviser will not be subject to recoupment from the Fund.
In addition, the Advisor agreed that, for the period from October 28, 2025 to the Listing Date, to the extent that the Pre-Listing Fee Rate would result in an aggregate base management fee and incentive fee, or the Applicable Fee, that is less than the aggregate base management fee and incentive fee that would result from the Post-Listing Fee Rate, the Advisor would waive a portion of the base

FS Specialty Lending Fund
Notes to Consolidated Financial Statements (continued)
(in thousands, except share and per share amounts)
Note 4. Related Party Transactions (continued)
management fee and/or incentive fee such that for the period from October 28, 2025 to the Listing Date, the aggregate base management fee and incentive fee paid by the Fund will not exceed the Applicable Fee.
Administrative Services
The Advisor performs, or oversees the performance of, the Fund’s corporate operations and required administrative services, which includes being responsible for the financial records that the Fund is required to maintain and preparing shareholder reports and regulatory filings. In addition, the Advisor assists the Fund in calculating its net asset value, oversees the preparation and filing of tax returns and the printing and dissemination of reports to Fund shareholders, and oversees the payment of Fund expenses and the performance of administrative and professional services rendered to the Fund by others. No separate fee is payable to the Advisor pursuant to the Administration Agreement between the Fund and the Advisor dated October 28, 2025, or the Administration Agreement that was payable to FS/EIG Advisor pursuant to the FS/EIG Investment advisory agreement; however, the Fund has and will reimburse the Advisor for expenses related to the provision of administrative and operational services to the Fund.
The Fund reimburses the Advisor for expenses necessary to perform services related to the Fund’s administration and operations, including the Advisor’s allocable portion of the compensation and/or related expenses of certain personnel of Future Standard, and, previously, EIG, providing administrative services to the Fund on behalf of the Advisor, and for transactional expenses for prospective investments, such as fees and expenses associated with performing due diligence reviews of investments that do not close, often referred to as “broken deal” costs. The Fund reimburses the Advisor no less than quarterly for expenses necessary to perform services related to the Fund’s administration and operations. The amount of this reimbursement is set at the lesser of (1) the Advisor’s actual costs incurred in providing such services and (2) the amount that the Fund estimates it would be required to pay alternative service providers for comparable services in the same geographic location. The Advisor allocates the cost of such services to the Fund based on factors such as time allocations and other reasonable metrics. The Fund’s Board reviews the methodology employed in determining how the expenses are allocated to the Fund and assesses the reasonableness of such reimbursements for expenses allocated to the Fund based on the breadth, depth and quality of such services as compared to the estimated cost to the Fund of obtaining similar services from third-party providers known to be available. In addition, the Fund’s Board considers whether any single third-party service provider would be capable of providing all such services at comparable cost and quality. Finally, the Fund’s Board, among other things, compares the total amount paid to the Advisor for such services as a percentage of the Fund’s net assets to the same ratio as reported by other comparable BDCs or investment companies, as applicable. The Fund does not reimburse the Advisor for any services for which it receives a separate fee, or for rent, depreciation, utilities, capital equipment or other administrative items allocated to a controlling person of the Advisor.
The following table describes the fees and expenses incurred under the FS/EIG Advisor investment advisory agreement, the Administration Agreement and the Current Advisory Agreement during the year ended December 31, 2025:

Related Party(1)	Source Agreement	Description	Amount
FS/EIG Advisor, LLC and FS Specialty Lending Advisor, LLC	FS/EIG investment advisory agreement and Current Advisory Agreement	Base Management Fee(2)	$33,299
FS Specialty Lending Advisor, LLC	Current Advisory Agreement	Incentive Fee(3)	$1,966
FS/EIG Advisor, LLC and FS Specialty Lending Advisor, LLC	FS/EIG investment advisory agreement and Administration Agreement	Administrative Services Expenses(4)	$6,011
______________
(1)From April 9, 2018 to October 28, 2025, the Fund's investment adviser was jointly operated by an affiliate of Franklin Square Holdings, L.P., or FS, and EIG Asset Management, LLC. Concurrently with the closing of the Reorganization, FS acquired EIG's interest in the adviser and changed its name from FS/EIG Advisor, LLC to FS Specialty Lending Advisor, LLC.
(2)During the year ended December 31, 2025, $34,631 in management fees were paid to FS/EIG Advisor and/or FS Specialty Lending Advisor. The management fee amount shown in the table above is net of the management fee waiver of $393. As of December 31, 2025, $7,340 in management fees were payable to FS Specialty Lending Advisor.
(3)During the year ended December 31, 2025, no incentive fees were paid to the Advisor. The incentive fee amount shown in the table above is net of the incentive fee waiver of $2,329. As of December 31, 2025, $1,966 in incentive fees were payable to the Advisor.
(4)During the year ended December 31, 2025, the Fund paid $5,376 in administrative services expenses to FS/EIG Advisor and/or FS Specialty Lending Advisor.

FS Specialty Lending Fund
Notes to Consolidated Financial Statements (continued)
(in thousands, except share and per share amounts)
Note 4. Related Party Transactions (continued)
Potential Conflicts of Interest
The members of the senior management and investment teams of the Advisor serve or may serve as officers, trustees or principals of entities that operate in the same or a related line of business as the Fund does, or of investment vehicles managed by the same personnel. The officers, managers and other personnel of the Advisor serve and may serve in the future in similar or other capacities for the investment advisers to the other funds managed or advised by Future Standard, and may serve in similar or other capacities for the investment advisers to future investment vehicles affiliated with Future Standard. In serving in these multiple and other capacities, they may have obligations to other clients or investors in those entities, the fulfillment of which may not be in the Fund’s best interests or in the best interest of the Fund’s shareholders. The Fund’s investment objectives may overlap with the investment objectives of such investment funds, accounts or other investment vehicles. In addition, members of the senior management and investment teams and other employees of the Advisor or its members or their respective affiliates may from time to time invest in portfolio companies in which the Fund also invests. Subject to applicable law, the Fund may periodically sell loans that it previously acquired after a short period of time to earn fees or other revenue, including from purchasers that do not participate in loan originations. The Advisor or its affiliates may receive asset-based fees from purchasers that are advisory clients, resulting in a conflict of interest for the Advisor. In some cases, the Advisor (or an affiliate) will receive a fee from a third-party investor for making excess investment opportunities available, and such fee creates an incentive to recommend such opportunities to the Fund and to allocate opportunities to such a third-party investor.
The Advisor’s affiliates and its personnel are simultaneously providing investment advisory services to other affiliated entities. The Advisor may determine that it is appropriate for the Fund and one or more other investment accounts managed by the Advisor’s affiliates to participate in an investment opportunity. To the extent the Fund is able to make co-investments with investment accounts managed by the Advisor or its affiliates, these co-investment opportunities may give rise to conflicts of interest or perceived conflicts of interest among the Fund and the other participating accounts. In addition, conflicts of interest or perceived conflicts of interest may also arise in determining which investment opportunities should be presented to the Fund and other participating accounts. To mitigate these conflicts, the Advisor will seek to execute such transactions on a fair and equitable basis and in accordance with its allocation policies, taking into account various factors, which may include: the source of origination of the investment opportunity; investment objectives and strategies; tax considerations; risk, diversification or investment concentration parameters; characteristics of the security; size of available investment; available liquidity and liquidity requirements; regulatory restrictions; and/or such other factors as may be relevant to a particular transaction. As affiliates of Future Standard currently serve as the investment adviser to other entities and accounts, it is possible that some investment opportunities will be provided to such other entities and accounts rather than to the Fund.
Fund Focused Investment Vehicle
FS, the parent company of the Advisor, committed capital to a newly formed investment vehicle established to invest from time to time in common shares of the Fund, initially in an amount up to $20 million of purchases, subject to certain limitations, which amount may be increased in the future. All of the investment vehicle's decisions regarding the investment or voting of any common shares that it owns will be made by an investment committee consisting of three or more persons who are not officers or trustees of the Fund. There can be no assurance that the investment vehicle will purchase any common shares.
Participating Funds Total Return Swaps
Prior to the Listing Date, certain funds sponsored by FS, or the Participating Funds, entered into a share swap confirmation with a financial institution, or TRS Counterparty, governing an equity total return swap, each, an "Equity TRS", for common shares of the Fund. The investment advisor to each Participating Fund is owned by FS. Each Equity TRS enables the relevant Participating Fund to obtain economic benefit of owning common shares of the Fund, in return for an interest-type payment to the TRS Counterparty. Each Equity TRS has a term of three years, but may be terminated. In each case, earlier in whole or in part following the occurrence of certain prescribed events agreed to between the TRS Counterparty and the relevant Participating Fund. The aggregate initial maximum amount of common shares referenced in the two Equity TRSs is $75 million, which amount may be increased in the future.
Exemptive Relief
The Fund has received exemptive relief from the SEC permitting it to co-invest, subject to the satisfaction of certain conditions, in certain privately negotiated investment transactions with certain affiliates. This exemptive relief includes: an order dated June 4, 2013, that permits certain follow-on and disposition transactions related to past co-investments with certain affiliates of the Fund’s former investment adviser, including FS KKR Capital Corp.; an order dated April 10, 2018, that permits certain follow-on and disposition transactions related to past co-investments with certain EIG-advised funds; and an order dated November 13, 2024, that permits certain co-investments with certain affiliates of the Advisor, including FS Credit Opportunities Corp. and FS Credit Income Fund, among others. On April 29, 2025, the SEC granted an exemptive order that supersedes the November 13, 2024 order. The new order similarly permits co-investments with certain affiliates but will simplify certain of the conditions under the current order and provide more flexibility than the current order.

FS Specialty Lending Fund
Notes to Consolidated Financial Statements (continued)
(in thousands, except share and per share amounts)
Note 4. Related Party Transactions (continued)
Bridge Street CLO IV Ltd., Bridge Street CLO V Ltd. and Bridge Street CLO VI Ltd. (each, a CLO Issuer)
The collateral manager and administrator of each CLO Issuer, FS Structured Products Advisor, LLC, or FSSPA, is an affiliate of the Advisor. In accordance with an agreement between FSSPA and the Fund, as long as the Fund owns more than 4.99% of the CLO Issuer’s equity, FSSPA will reimburse the Fund on a quarterly basis in an amount equal to a portion of the compensation received by FSSPA from the CLO Issuer, equal to the Fund's percentage ownership of the CLO Issuer's subordinated notes, for FSSPA's collateral management and collateral administrator services less certain administrative costs borne by FSSPA during the relevant quarter as defined in the expense reimbursement agreement.
On the respective CLO issuance dates, the respective CLO Issuer issued to the market various tranches of notes, including the issuance of subordinated notes to the Fund in each case. Upon any refinancing of the CLO Notes issued by a CLO Issuer, the Fund may acquire additional tranches of the refinanced CLO Notes.
Bridge Street Warehouse CLO VI Ltd., or Bridge Street Warehouse CLO VI, was a CLO Warehouse wholly-owned by the Fund. Bridge Street Warehouse CLO VI commenced operations on January 10, 2025, and financed the majority of its loan purchases using its warehouse financing facility during the warehouse phase and through November 16, 2025. On November 17, 2025, the CLO Warehouse phase terminated when the collateralized loan obligation vehicle, Bridge Street CLO VI, issued to the market various tranches of notes.
The following table presents summary information with respect to the Fund’s CLO issuances:

CLO Issuer	CLO Issuance Date	Total CLO Notes Issued	Subordinated Notes Issued to the Fund
Bridge Street CLO IV Ltd.	April 26, 2024	$354,700	$23,700
Bridge Street CLO V Ltd.	April 3, 2025	$408,000	$19,500
Bridge Street CLO VI Ltd.	November 17, 2025	$405,000	$37,000
Note 5. Distributions
During the years ended December 31, 2025 and 2024, the Fund declared and paid cash distributions of $2.31 per common share of beneficial interest in the total amount of $175,724 and $2.02 per common share of beneficial interest in the total amount of $153,643, respectively.
On January 12, 2026 and February 10, 2026, the Board declared regular monthly cash distributions for January and February 2026, each in the amount of $0.1375 per common share of beneficial interest. The regular monthly cash distributions have been or will be paid monthly to shareholders of record as of monthly record dates previously determined by the Board.
The Fund previously provided quarterly enhanced distributions to shareholders, which were intended to be paid until the achievement of a long-term liquidity event and the Fund expected a portion of such distributions to represent a return of capital. The enhanced distribution rate for the quarters ended March 31, 2025, June 30, 2025 and September 30, 2025 represented an annualized distribution rate of approximately 12.5%, in each case based on the then-current estimated net asset value. The enhanced distributions did not continue following the Listing. From time to time, the Fund may also pay special interim cash distributions at the discretion of the Board. The timing and amount of any future distributions to shareholders are subject to applicable legal restrictions and the sole discretion of the Board.
Pursuant to the DRP, the Fund will reinvest all cash dividends or distributions declared by the Board on behalf of all shareholders who do not elect to receive their distributions in cash. As a result, if the Board declares a distribution, then shareholders who have not elected to “opt out” of the DRP will have their distributions automatically reinvested in additional shares of the Fund’s common shares.
The Fund may fund its cash distributions to shareholders from any sources of funds legally available to it, including offering proceeds, borrowings, net investment income, short-term and long-term capital gains proceeds from the sale of assets, gains from credit default swaps, non-capital gains proceeds from the sale of assets and distributions on account of preferred and common equity. The Fund has not established limits on the amount of funds it may use from available sources to make distributions.
The Fund's distribution proceeds have exceeded and in the future may exceed its earnings. Therefore, portions of the distributions that the Fund has made represented, and may make in the future may represent, a return of capital to shareholders, which lowers their tax basis in their common shares. A return of capital generally is a return of a shareholder’s investment rather than a return of earnings or gains derived from the Fund’s investment activities. Each year a statement on Form 1099-DIV identifying the sources of the distributions (i.e., paid from ordinary income, paid from net capital gains on the sale of securities, and/or a return of capital, which is a nontaxable distribution) will be mailed to the Fund’s shareholders. There can be no assurance that the Fund will be able to pay distributions at a specific rate or at all.

FS Specialty Lending Fund
Notes to Consolidated Financial Statements (continued)
(in thousands, except share and per share amounts)
Note 5. Distributions (continued)
The following table reflects the sources of the cash distributions on a tax basis that the Fund declared on its common shares during the years ended December 31, 2025 and 2024:

	Year Ended December 31,
	2025		2024
Source of Distribution	Distribution Amount	Percentage	Distribution Amount	Percentage
Net investment income(1)	$133,125	76%	$153,643	100%
Return of capital	42,599	24%	—	—
Total	$175,724	100%	$153,643	100%
______________________________
(1)The Fund’s net investment income on a tax basis for the year ended December 31, 2025 was $105,254. The determination of the tax attributes of the Fund’s distributions is made annually as of the end of the Fund’s fiscal year based upon the Fund’s taxable income for the full year and distributions paid for the full year. The actual tax characteristics of distributions to shareholders are reported to shareholders annually on Form 1099-DIV.
The Fund’s net investment income on a tax basis may be adjusted based on the filing of the Fund’s tax return. The difference between the Fund’s GAAP-basis net investment income and its tax-basis net investment income is primarily due to the tax treatment of unrealized appreciation (depreciation) on certain investments, realized foreign currency gains (losses), accrual of income for tax different from accrual of income for GAAP, non-deductible excise tax and fees recognized upon prepayment of loans.
The following table sets forth a reconciliation between GAAP-basis net investment income and tax-basis net investment income during the year ended December 31, 2025:

GAAP-basis net investment income	$107,940
Reclassification of unamortized original issue discount and prepayment fees	(7,161)
GAAP vs. tax-basis impact of consolidation of certain subsidiaries	(4,134)
Income subject to tax not recorded for GAAP (income recorded for GAAP not subject to tax)	94
Reclassification of swap reset payments and income	1,358
Capitalized listing costs net of amortization	4,855
Capitalized reorganization costs	2,075
Other miscellaneous differences	227
Tax-basis net investment income	$105,254
The Fund may make certain adjustments to the classification of net assets as a result of permanent book-to-tax differences. During the year ended December 31, 2025, the Fund increased retained earnings (accumulated deficit) and reduced capital in excess of par value by $17,767. This reclassification has no impact on the net assets of the Fund.
As of December 31, 2025, the components of accumulated earnings on a tax basis were as follows:

Distributable ordinary income	$—
Accumulated capital losses(1)	(1,597,262)
Other temporary differences	(5,000)
Net unrealized appreciation (depreciation)	(84,029)
Total	$(1,686,291)
______________________________
(1)Net capital losses may be carried forward indefinitely, and their character is retained as short-term or long-term. As of December 31, 2025, the Fund had short-term and long-term capital loss carryforwards available to offset future realized capital gains of $73,710 and $1,523,552, respectively.
The aggregate cost of the Fund's investments for federal income tax purposes totaled $1,832,472 as of December 31, 2025. The aggregate net unrealized appreciation (depreciation) of the Fund's investments on a tax basis was $(83,384) as of December 31, 2025.

FS Specialty Lending Fund
Notes to Consolidated Financial Statements (continued)
(in thousands, except share and per share amounts)
Note 5. Distributions (continued)
As of December 31, 2025, the Fund had deferred tax assets of $111,793 particularly resulting from interest expense disallowance, net operating losses and capital losses of the Fund's wholly-owned taxable subsidiaries. As of December 31, 2025, the Fund had no deferred tax liability. As of December 31, 2025, certain wholly-owned taxable subsidiaries anticipated that they would be unable to fully utilize their deferred tax assets, therefore the deferred tax assets were offset by valuation allowances of $111,793.
Note 6. Financial Instruments
The Fund may trade in financial instruments with off-balance sheet risk in the normal course of its investing activities. These financial instruments may include forward foreign currency exchange contracts and swap contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment the Fund has in particular classes of financial instruments and do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.
The Fund is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives. The Fund may enter into forward foreign currency exchange contracts to gain or reduce exposure, to foreign currencies. A forward foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a specified date. These contracts help to manage the overall exposure to the currencies in which some of the investments and borrowings held by the Fund are denominated and in some cases, may be used to obtain exposure to a particular market.
Each forward foreign currency exchange contract is marked-to-market daily and the change in market value is recorded as unrealized appreciation (depreciation) in the consolidated statement of assets and liabilities. When a contract is closed, a realized gain or loss is recorded in the consolidated statement of operations equal to the difference between the value at the time it was opened and the value at the time it was closed. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency. The use of forward foreign currency exchange contracts contains the risk that the value of a forward foreign currency exchange contract changes unfavorably due to movements in the value of the referenced foreign currencies. The average notional amount of forward foreign currency exchange contracts during the year ended December 31, 2025, which are indicative of the volumes of these derivative types was $19,028.
The Fund may utilize total return swaps to obtain exposure to securities without owning such securities. A total return swap, or TRS, is a contract in which there is an exchange of cash flows whereby one party agrees to make periodic payments based on the total return (distributions or periodic interest payments plus capital gains/losses) of an underlying instrument in exchange for fixed or floating rate interest payments. If the total return of the instrument or index underlying the transaction exceeds or falls short of the offsetting fixed or floating interest rate obligation, the Fund receives payment from or makes a payment to the counterparty. Total return swaps are entered into to obtain exposure to a security or market without owning such security or investing directly in such market or to exchange the risk/return of one market with another market.
The Fund entered into an equity total return swap with Nomura Global Financial Products, Inc., or Nomura. Under the Nomura TRS, the Fund obtained the economic benefit of owning shares of FS Credit Opportunities Corp., or FSCO, an investment company registered under the 1940 Act, without actually owning them, and Nomura received an interest-type payment in return. The investment adviser to FSCO is owned by Franklin Square Holdings, L.P., which is also the owner of the Advisor.
The Nomura TRS was marked-to-market daily and the change in market value was recorded as unrealized appreciation or depreciation on swap contracts in the consolidated statement of assets and liabilities. Pursuant to its terms, the Nomura TRS settled monthly and a realized gain or loss was recorded in the consolidated statements of operations equal to the difference between the value of the shares underlying the Nomura TRS at the time the swap was entered into or the previous settlement date and the value as of the then current settlement date, plus dividends received and less accrued interest. Any dividends received by Nomura as holder of the FSCO shares were paid to the Fund. The Nomura TRS had a term of three years, but it could be terminated earlier in whole or in part following the occurrence of certain prescribed events agreed to between Nomura and the Fund. The primary underlying risk exposure through the use of equity total return swaps was equity market risk. The Nomura TRS terminated on March 3, 2025.
On February 15, 2024, FSSL Finance BNPP TRS LLC, or FSSL Finance BNPP TRS, a wholly-owned financing subsidiary of the Fund, entered into a TRS for a portfolio of senior secured floating rate loans with BNP Paribas, or BNPP. The BNPP TRS enabled the Fund, through its ownership of FSSL Finance BNPP TRS, to obtain the economic benefit of owning broadly syndicated loans subject to the TRS, without actually owning them, in return for an interest-type payment to BNPP. As such, the BNPP TRS was analogous to the Fund borrowing funds to acquire loans and incurring interest expense to a lender.
The terms of the BNPP TRS included, among other things, (a) payment by BNPP to FSSL Finance BNPP TRS of all interest and fees (less applicable withholding taxes) on the underlying loans, (b) payment by FSSL Finance BNPP TRS to BNPP of (i) a financing fee on the outstanding notional amount of the TRS at a rate equal to USD-SOFR Compounded Index plus 1.65% per annum, and (ii) a utilization fee of 0.85% per annum on the difference between any lesser usage amount and a $100,000 minimum usage threshold, (c) upon the termination or repayment of any loan subject to the TRS, FSSL Finance BNPP TRS either would receive from BNPP the

FS Specialty Lending Fund
Notes to Consolidated Financial Statements (continued)
(in thousands, except share and per share amounts)
Note 6. Financial Instruments (continued)
appreciation in the value of such loan or would pay to BNPP any depreciation in the value of such loan and (d) guarantee by the Fund of all obligations of FSSL Finance BNPP TRS. The BNPP TRS terminated on June 4, 2025.
The monthly average notional amount of the Nomura TRS during the period January 1, 2025 through March 3, 2025 (termination date) was $6,349. The monthly average notional amount of the BNPP TRS during the period January 1, 2025 through June 4, 2025 (termination date) was $63,799.
The fair value of open derivative instruments (which are not considered to be hedging instruments for accounting purposes) by risk exposure as of December 31, 2025 was as follows:

	Fair Value
Instrument	Derivative Assets	Derivative Liabilities(1)
Foreign Currency Risk
Forward foreign currency exchange contracts	$—	$644
______________
The Fund’s derivative assets and liabilities at fair value by risk, presented in the table above, are reported on a gross basis on the Fund’s consolidated statement of assets and liabilities and located as follows:
(1)    Unrealized depreciation on forward foreign currency exchange contracts.
The effect of derivative contracts (which are not considered to be hedging instruments for accounting purposes) on the Fund's statements of operations for the year ended December 31, 2025 were as follows:

	Net Realized Gains (Losses) on Derivatives Recognized in Income	Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Foreign Currency Risk
Forward foreign currency exchange contracts	$ (220)(1)	$ (644)(2)
Equity Risk
Total return swaps	$ 228(3)	$ (70)(4)
______________
The Fund’s derivative instruments at fair value by risk, presented in the table above, are reported on the Fund’s consolidated statement of operations and located as follows:
(1)    Net realized gain (loss) on forward foreign currency exchange contracts.
(2)    Net change in unrealized appreciation (depreciation) on forward foreign currency exchange contracts.
(3)    Net realized gain (loss) on swap contracts.
(4)    Net change in unrealized appreciation (depreciation) on swaps contracts.
The Fund has derivative instruments that are subject to master netting agreements. These agreements include provisions to offset positions with the same counterparty in the event of default by one of the parties. The Fund’s unrealized appreciation and depreciation on derivative instruments are reported as gross assets and liabilities, respectively, in the consolidated statement of assets and liabilities.
The following table presents the Fund’s derivative assets and liabilities by counterparty, net of amounts available for offset under a master netting agreement and net of any collateral received or pledged by the Fund for such assets and liabilities as of December 31, 2025:

Counterparty	Derivative Assets	Derivative Liabilities	Net Value of Derivatives	Non-Cash Collateral (Received) Pledged(1)	Cash Collateral (Received) Pledged(1)	Net Amount of Derivative Assets (Liabilities)(2)
Nomura Global Financial Products, Inc.	—	$(644)	$(644)	—	—	$(644)
_____________
(1)    In some instances, the actual amount of the collateral received and/or pledged may be more than the amount shown due to overcollateralization.
(2)    Net amount of derivative assets and liabilities represents the net amount due from the counterparty to the Fund and the net amount due from the Fund to the counterparty, respectively, in the event of default.

FS Specialty Lending Fund
Notes to Consolidated Financial Statements (continued)
(in thousands, except share and per share amounts)
Note 7. Investment Portfolio
The following table summarizes the composition of the Fund’s investment portfolio at cost and fair value as of December 31, 2025:

	Amortized Cost(1)	Fair Value	Percentage of Portfolio
Senior Secured Loans—First Lien	$1,558,542	$1,537,470	88%
Senior Secured Loans—Second Lien	56,154	29,799	2%
Senior Secured Bonds	54,132	52,206	3%
Unsecured Debt	45,713	46,221	3%
Asset Based Finance	49,040	38,961	2%
Equity/Other	62,148	44,431	2%
Total	$1,825,729	$1,749,088	100%
______________
(1)Amortized cost represents the original cost adjusted for the amortization of premiums and/or accretion of discounts, as applicable, on investments.
In general, under the 1940 Act, the Fund would be presumed to “control” a portfolio company if it owned more than 25% of its voting securities or had the power to exercise control over the management or policies of a portfolio company, and would be an “affiliated person” of a portfolio company if it owned 5% or more of its voting securities.
As of December 31, 2025, the Fund held investments in seven portfolio companies of which it is deemed to be an “affiliated person” but is not deemed to “control.” For additional information with respect to such portfolio companies, see footnote (q) to the consolidated schedule of investments as of December 31, 2025 included herein.
The Fund’s investment portfolio may contain loans or bonds that are in the form of lines of credit or revolving credit facilities, or other investments, pursuant to which the Fund may be required to provide funding when requested by portfolio companies in accordance with the terms of the underlying loan agreements. As of December 31, 2025, the Fund had 31 senior secured loan investments with aggregate unfunded commitments of $129,826. The Fund maintains sufficient cash on hand, available borrowings and/or liquid securities to fund such unfunded commitments should the need arise.
The table below describes investments by industry classification and enumerates the percentage, by fair value, of the total portfolio assets in such industries as of December 31, 2025:

Industry Classification	Fair Value	Percentage of Portfolio
Capital Goods	$248,976	14%
Consumer Services	227,585	13%
Commercial & Professional Services	215,134	12%
Health Care Equipment & Services	209,762	12%
Consumer Durables & Apparel	167,231	10%
Materials	116,754	7%
Consumer Discretionary Distribution & Retail	90,084	5%
Financial Services	83,938	5%
Media & Entertainment	77,142	4%
Automobiles & Components	53,717	3%
Software & Services	49,445	3%
Energy	41,672	2%
Pharmaceuticals, Biotechnology & Life Sciences	40,237	2%
Consumer Staples Distribution & Retail	26,432	2%
Transportation	25,117	1%
Renewables	22,019	1%
Insurance	15,669	1%
Household & Personal Products	14,664	1%
Real Estate Management & Development	12,803	1%
Telecommunication Services	10,707	1%
Total	$1,749,088	100%
Purchases and sales of securities during the year ended December 31, 2025, other than short-term securities and U.S. government obligations, were $1,092,512 and $1,161,865, respectively. Non-cash purchases and sales of securities during the year ended December 31, 2025 were $78,480 and $78,480, respectively.

FS Specialty Lending Fund
Notes to Consolidated Financial Statements (continued)
(in thousands, except share and per share amounts)
Note 8. Fair Value of Financial Instruments
Under existing accounting guidance, fair value is defined as the price that the Fund would receive upon selling an asset or pay to transfer a liability in an orderly transaction to a market participant in the principal or most advantageous market for the investment. This accounting guidance emphasizes valuation techniques that maximize the use of observable market inputs and minimize the use of unobservable inputs. Inputs refer broadly to the assumptions that market participants would use in pricing an asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing an asset or liability developed based on market data obtained from sources independent of the Fund. Unobservable inputs are inputs that reflect the assumptions market participants would use in pricing an asset or liability developed based on the best information available in the circumstances. The Fund classifies the inputs used to measure these fair values into the following hierarchy as defined by current accounting guidance:
Level 1: Inputs that are quoted prices (unadjusted) in active markets for identical assets or liabilities.
Level 2: Inputs that are quoted prices for similar assets or liabilities in active markets.
Level 3: Inputs that are unobservable for an asset or liability.
A financial instrument’s categorization within the valuation hierarchy is based upon the lowest level of input that is significant to the fair value measurement.
As of December 31, 2025, the Fund’s investments and derivatives were categorized as follows in the fair value hierarchy:

Asset Description	Level 1	Level 2	Level 3	Total
Senior Secured Loans—First Lien	$—	$447,526	$1,089,944	$1,537,470
Senior Secured Loans—Second Lien	—	—	29,799	29,799
Senior Secured Bonds	—	52,206	—	52,206
Unsecured Debt	—	2,341	43,880	46,221
Asset Based Finance	—	—	38,961	38,961
Equity/Other	18,129	408	25,894	44,431
Total Investments	$18,129	$502,481	$1,228,478	$1,749,088
As of December 31, 2025, the Fund had forward foreign currency exchange contracts of $(644) as of December 31, 2025, which is categorized as Level 2 in the fair value hierarchy. As of December 31, 2025, the Fund also had a cash equivalent invested in the Allspring Government Money Market Fund with a fair value of $6,545, categorized as Level 1 in the fair value hierarchy.
The Board is responsible for overseeing the valuation of the Fund’s portfolio investments at fair value as determined in good faith pursuant to the Valuation Policy. The Board has designated the Advisor as the Fund’s valuation designee, with day-to-day responsibility for implementing the Fund’s portfolio valuation process set forth in the Valuation Policy, subject to oversight by the Board. The audit committee of the Board is responsible for overseeing the Advisor’s implementation of the Fund’s valuation process.
The Fund’s investments consist primarily of debt investments that were acquired directly from the issuer. Except as described below, the Fund values its investments by using the midpoint of the prevailing bid and ask prices from dealers on the date of the period end, which are provided by an independent third-party pricing service and screened for validity by such service. Investments that are traded on an active public market are valued at their closing price as of the date of the consolidated financial statements and are classified as Level 1 within the fair value hierarchy. Forward foreign currency exchange contracts and swaps are valued at their quoted daily prices obtained from an independent third party. Debt investments, for which broker quotes are not available, are valued by an independent third-party valuation firm, which determines the fair value of such investments by considering, among other factors, the borrower’s ability to adequately service its debt, prevailing interest rates for like investments, expected cash flows, call features, anticipated prepayments and other relevant terms of the investments. When a current price is not available from an independent third-party pricing service, investments may be valued by the Advisor as determined in good faith. Except as described above, all of the Fund’s equity/other investments are also valued by the same independent valuation firm, which determines the fair value of such investments by considering, among other factors, contractual rights ascribed to such investments, as well as various income scenarios and multiples of earnings before interest, taxes, depreciation and amortization, or EBITDA, cash flows, net income, revenues or, in limited instances, book value or liquidation value. Investments valued by an independent third-party valuation firm are typically classified as Level 3 within the fair value hierarchy. An investment that is newly issued and purchased near the date of the consolidated financial statements is valued at cost if the Advisor determines that the cost of such investment is the best indication of its fair value.
The Advisor periodically benchmarks the bid and ask prices it receives from the third-party pricing service and/or dealers and independent valuation firms against the actual prices at which the Fund purchases and sells its investments. Based on the results of the benchmark analysis and the experience of the Fund’s management in purchasing and selling these investments in other investment funds managed by the sponsor, the Advisor believes that these prices are reliable indicators of fair value. The Advisor reviewed the

FS Specialty Lending Fund
Notes to Consolidated Financial Statements (continued)
(in thousands, except share and per share amounts)
Note 8. Fair Value of Financial Instruments (continued)
valuation determinations made with respect to these investments and determined that they were made in a manner consistent with the Valuation Policy.
The following is a reconciliation of investments for which significant unobservable inputs (Level 3) were used in determining fair value for the year ended December 31, 2025:

	Senior Secured Loans—First Lien	Senior Secured Loans—Second Lien	Senior Secured Bonds	Unsecured Debt	Asset Based Finance	Equity/Other	Total
Fair value at beginning of period	$634,469	$49,191	$35,940	$38,962	$46,171	$158,861	$963,594
Accretion of discount (amortization of premium)	5,751	116	1,003	(1)	—	54	6,923
Net realized gain (loss)	(19,308)	—	(8,213)	(31)	—	(20,353)	(47,905)
Net change in unrealized appreciation (depreciation)	14,216	(23,942)	1,388	186	(6,814)	36,667	21,701
Purchases	772,762	—	—	—	72,898	20,011	865,671
Paid-in-kind interest	3,839	4,434	—	4,765	2,075	280	15,393
Sales and repayments	(344,997)	—	(30,118)	(1)	(75,369)	(155,583)	(606,068)
Transfers into Level 3(1)	23,212	—	—	—	—	—	23,212
Transfers out of Level 3(1)	—	—	—	—	—	(14,043)	(14,043)
Fair value at end of period	$1,089,944	$29,799	$—	$43,880	$38,961	$25,894	$1,228,478
The amount of total gains or losses for the period included in changes in net assets attributable to the change in unrealized gains or losses relating to investments still held at the reporting date	$183	$(23,942)	$—	$186	$(6,814)	$2,460	$(27,927)
______________
(1)Transfers into and out of Level 3 may occur as a result of, among other factors, changes in liquidity, the depth and consistency of prices from third-party pricing services and the existence of observable trades in the market. Transfers between levels of the fair value hierarchy are deemed to have occurred at the beginning of the reporting year.
The valuation techniques and significant unobservable inputs used in recurring Level 3 fair value measurements as of December 31, 2025 are as follows:

Type of Investment	Fair Value	Valuation Technique(1)	Unobservable Input	Range	Weighted Average
Senior Secured Loans—First Lien	$959,339	Market Comparables	Market Yield (%)	6.1%-24.6%	10.2%
			EBITDA Multiples (x)	3.9x-6.3x	5.4x
	68,563	Cost
	62,042	Other(2)
Senior Secured Loans—Second Lien	29,799	Market Comparables	Market Yield (%)	14.4%-14.9%	14.6%
			EBITDA Multiples (x)	8.8x-9.3x	9.0x
			Revenue Multiples (x)	1.8x-2.0x	1.9x
Unsecured Debt	43,475	Market Comparables	Market Yield (%)	10.4%-10.9%	10.6%
	405	Other(2)
Asset Based Finance	38,961	Discounted Cash Flow	Discount Rate (%)	14.5%-17.0%	15.6%
Equity/Other	25,894	Market Comparables	EBITDA Multiples (x)	1.7x-6.5x	5.5x
			Net Aircraft Book Value Multiple (x)	1.0x-1.1x	1.0x
Total	$1,228,478
______________
(1)For investments utilizing a market comparables valuation technique, a significant increase (decrease) in the market yield, in isolation, would result in a significantly lower (higher) fair value measurement, and a significant increase (decrease) in any of the valuation multiples, in isolation, would result in a significantly higher (lower) fair value measurement. For investments utilizing a discounted cash flow valuation technique, a significant increase (decrease) in the discount rate, in isolation, would result in a significantly lower (higher) fair value measurement.
(2)Fair valued based on expected outcome of proposed corporate transactions, other factors or determined in good faith by the Advisor.

FS Specialty Lending Fund
Notes to Consolidated Financial Statements (continued)
(in thousands, except share and per share amounts)
Note 9. Financing Arrangement
The following table presents summary information with respect to the Fund’s outstanding financing arrangement as of December 31, 2025:

Arrangement(1)	Type of Arrangement	Rate(2)	Amount Outstanding	Amount Available	Maturity Date
Barclays Facility	Repurchase	Term SOFR+1.85% - 4.20%	$520,000	$130,000	August 12, 2028
______________
(1) The carrying amount outstanding under the facility approximates its fair value, unless otherwise noted.
(2)    The financing fee under the Barclays Facility is based on three-month term SOFR (with a floor of 0.00%) plus a facility margin calculated monthly as the weighted average of the individual margin of the collateral obligations.
For the year ended December 31, 2025, the components of total interest expense for the Fund’s financing arrangements were as follows:

	Interest Expense(1)	Amortization of Deferred Financing Costs	Total
Barclays Facility	$30,891	$2,123	$33,014
______________
(1)Interest expense includes the effect of unused fees and commitment fees, if any.
The Fund’s average borrowings and weighted average interest rate for the year ended December 31, 2025 were $437,562 and 7.06%, respectively. As of December 31, 2025, the Fund’s weighted average effective interest rate on borrowings was 6.17%. Weighted average interest rate and weighted average effective interest rate includes the effect of unused fees and commitment fees, if any.
Barclays Facility
On September 6, 2023, the Fund, through two wholly-owned, special purpose financing subsidiaries, FSSL Finance BB AssetCo LLC, or FSSL Finance BB AssetCo, and FSSL Finance BB Seller LLC, or FSSL Finance BB Seller, entered into a financing arrangement with Barclays Bank PLC, or Barclays, pursuant to which up to $650,000 will be made available to fund investments in loans and other corporate securities, or together, the Collateral Obligations, and for other general corporate purposes, or the Barclays Facility, as amended on August 12, 2025.
The financing fee under the Barclays Facility is based on three-month term SOFR (with a floor of 0.00%) plus a facility margin calculated monthly as the weighted average of the individual margin of the Collateral Obligations (such individual margins ranging from 1.85% to 4.20%, depending on the type of Collateral Obligations).
Pursuant to the financing arrangement, the Fund may contribute Collateral Obligations from time to time to FSSL Finance BB AssetCo, pursuant to a Sale and Contribution Agreement, dated as of September 6, 2023, between the Fund and FSSL Finance BB AssetCo, or the Sale and Contribution Agreement. The assets held by FSSL Finance BB AssetCo secure the obligations of FSSL Finance BB AssetCo under the notes, or the Notes, issued by FSSL Finance BB AssetCo to FSSL Finance BB Seller, pursuant to an indenture, dated as of September 6, 2023, with Computershare Trust Company, N.A., or Computershare, as trustee, or the Indenture.
Principal on the Notes will be due and payable on the stated maturity date of July 1, 2033, and the Notes do not bear interest. Pursuant to the Indenture, FSSL Finance BB AssetCo has made certain representations and warranties and is required to comply with various covenants, reporting requirements and other customary requirements for similar transactions. The Indenture contains events of default customary for similar transactions, including, without limitation: (a) failure to make principal payments on the Notes at their stated maturity or any earlier redemption date or to make interest payments on the Notes; (b) failure to disburse amounts in accordance with the priority of payments; (c) occurrence of certain bankruptcy and insolvency events with respect to FSSL Finance BB AssetCo; and (d) occurrence of a Repurchase Date under the Repurchase Agreement (defined below) as a result of an event of default with respect to FSSL Finance BB Seller. FSSL Finance BB Seller acquired and subscribed for the Notes pursuant to a Subscription Agreement, dated as of September 6, 2023, between FSSL Finance BB AssetCo and FSSL Finance BB Seller as the investor.
On September 6, 2023, FSSL Finance BB Seller entered into a Master Confirmation in respect of Repurchase Transactions with Barclays, or the Confirmation, which supplements and is subject to the Master Repurchase Agreement, dated as of September 6, 2023, between FSSL Finance BB Seller and Barclays, or the Master Repurchase Agreement, and such Master Repurchase Agreement, as supplemented and evidenced by the Confirmation, or the Repurchase Agreement. Pursuant to the Repurchase Agreement, on one or more occasions beginning September 6, 2023, Barclays began purchasing the Notes held by FSSL Finance BB Seller for an aggregate purchase price of $520,000 outstanding as of December 31, 2025, which price may, subject to satisfaction of certain conditions, increase from time to time up to the maximum aggregate purchase price of $650,000.
Pursuant to the Repurchase Agreement, FSSL Finance BB Seller has made certain representations and warranties and is required to comply with various covenants, reporting requirements and other customary requirements for similar transactions. The Repurchase

FS Specialty Lending Fund
Notes to Consolidated Financial Statements (continued)
(in thousands, except share and per share amounts)
Note 9. Financing Arrangement (continued)
Agreement contains events of default customary for similar financing transactions, including, without limitation: (a) failure to pay the repurchase price upon the applicable payment dates; (b) failure to pay the financing fees and make-whole amounts when due; (c) failure to post collateral as required; (d) occurrence of an event of default under the Indenture, (e) occurrence of insolvency events with respect to FSSL Finance BB Seller; (f) cross default by the Fund with respect to its indebtedness above a certain threshold amount and (g) financial covenant breach by the Fund.
As of December 31, 2025, Notes in an aggregate principal amount of $520,000 had been purchased by FSSL Finance BB Seller from FSSL Finance BB AssetCo and subsequently sold to Barclays under the Barclays Facility for net proceeds of $514,099. The carrying amount outstanding under the Barclays Facility approximates its fair value. The Fund funded the purchase of Notes by FSSL Finance BB Seller through a capital contribution to FSSL Finance BB Seller. The Notes issued by FSSL Finance BB AssetCo and purchased by FSSL Finance BB Seller eliminate in consolidation on the Fund's consolidated financial statements.
The Fund incurred costs of $10,737 in connection with obtaining the Barclays Facility, which the Fund has recorded as deferred financing costs on its consolidated statement of assets and liabilities and amortizes to interest expense over the life of the Barclays Facility. As of December 31, 2025, $5,901 of such deferred financing costs had yet to be amortized to interest expense.
The following table presents the carrying amount of the collateral pledged with the Fund's open repurchase agreement as of December 31, 2025:

Counterparty	Repurchase Agreement	Non-Cash Collateral Pledged(1)	Cash Collateral Pledged	Net Exposure Due (to)/from Counterparty(2)
Barclays Facility	$(514,099)	$514,099	$—	$—
_________________________
(1)    In some instances, the actual amount of the collateral received and/or pledged may be more than the amount shown due to overcollateralization.
(2)    Net exposure represents the net receivable (payable) that would be due from (to) the counterparty in the event of default.
The repurchase agreement is collateralized by all or a portion of the securities held within FSSL Finance BB AssetCo LLC. The following table presents the fair market value of collateral, principal value and principal value plus accrued interest of the securities pledged as collateral to the Barclays Facility as of December 31, 2025:

Repurchase Agreement	Fair Market Value of Collateral	Principal Value	Principal Value including Accrued Interest
Barclays Facility(1)	$950,331	$520,000	$521,442
_________________________
(1)     See footnote (f) to the consolidated schedule of investments as of December 31, 2025 in this annual report on Form N-CSR.
The following table reflects a breakdown of transactions accounted for as secured borrowings, the gross obligation by the type, and the remaining contractual maturity of those transactions as of December 31, 2025:

	Remaining Contractual Maturity of the Agreements
	Overnight and Continuous	Less Than 30 Days	30 - 90 Days	More Than 90 Days	Total
Repurchase Agreement
Barclays Facility(1)	$—	$—	$—	$(521,442)	$(521,442)
_________________________
(1)     The repurchase agreement is collateralized by Senior Secured Loans, Unsecured Debt and Equity.
Note 10. Concentration of Risk
Investing in the Fund involves risks, including, but not limited to, those set forth in the sub-section entitled "Principal Risk Factors" under the section "Summary of Updated Information Regarding the Fund (Unaudited)," which are incorporated herein by reference. The risks described in the “Principal Risk Factors” sub-section are not, and are not intended to be, a complete enumeration or explanation of the risks involved in an investment in the Fund.

FS Specialty Lending Fund
Notes to Consolidated Financial Statements (continued)
(in thousands, except share and per share amounts)
Note 11. Commitments and Contingencies
The Fund may enter into contracts that contain a variety of indemnification provisions. The Fund’s maximum exposure under these arrangements is unknown; however, the Fund has not had prior claims or losses pursuant to these contracts. The Advisor has reviewed the Fund’s existing contracts and expects the risk of loss to the Fund to be remote.
The Fund is not currently subject to any material legal proceedings and, to the Fund’s knowledge, no material legal proceedings are threatened against the Fund. From time to time, the Fund may be a party to certain legal proceedings in the ordinary course of business, including proceedings related to the enforcement of the Fund’s rights under contracts with its portfolio companies. While the outcome of any legal proceedings cannot be predicted with certainty, to the extent the Fund becomes party to such proceedings, the Fund would assess whether any such proceedings will have a material adverse effect upon its financial condition or results of operations.
See Note 4 for a discussion of the Fund’s commitments to the Advisor and its affiliates (including Future Standard) and Note 7 for a discussion of the Fund's unfunded commitments.

FS Specialty Lending Fund
Supplemental Information (Unaudited)
Changes in Accountants and Disagreements with Accountants on Accounting and Financial Disclosure
The Fund has not had any changes in its independent registered public accounting firm or disagreements with its independent registered public accounting firm on accounting or financial disclosure matters since its inception.
Board of Trustees
Information regarding the members of the Board is set forth below. The trustees have been divided into two groups—interested trustees and independent trustees. The address for each trustee is c/o FS Specialty Lending Fund, 3025 JFK Boulevard, OFC 500 Philadelphia, PA 19104. The Board is divided into three classes, Class I, Class II and Class III, with one class standing for election at each annual meeting of shareholders of the Fund and each class serving a three-year term (except with respect to the initial terms).

Name	Age	Term of Office and Length of Time Served	Title	Principal Occupation(s) During the Past Five Years	Number of Registered Investment Companies in Fund Complex* Overseen by Trustee	Other Directorships Held by Trustee
Interested Trustee
Michael C. Forman(1)	64	2025; Trustee since 2007	Chairman, Class III Trustee, President and Chief Executive Officer	Chairman and Chief Executive Officer of Future Standard	3	FS KKR Capital Corp; FS Credit Real Estate Income Trust; KKR FS Income Trust; KKR FS Income Trust Select
Independent Trustees
Sidney R. Brown	68	2025; Trustee since 2011	Class III Trustee	Chief Executive Officer of NFI, Inc.	1	Sun National Bank; J&J Snack Foods Corp.; Cooper Health System
Gregory P. Chandler	59	2025; Trustee since 2010	Class II Trustee	Retired Chief Financial Officer of Herspiegel Consulting LLC	1	The RBB Fund, Inc. & The RBB Fund Trust overseeing 91 portfolios; Wilmington Funds overseeing ten portfolios
Richard I. Goldstein	65	2025; Trustee since 2011	Class II Trustee	Member of the board of directors of FS KKR Capital Corp.; Member of the board of trustees of KKR FS Income Trust and KKR FS Income Trust Select	1	FS KKR Capital Corp.; KKR FS Income Trust; KKR FS Income Trust Select
Charles P. Pizzi	75	2025; Trustee since 2012	Class I Trustee	Retired president, director and chief executive officer of Tasty Baking Company	1	Brandywine Realty Trust; FS Global Credit Opportunities Fund; PHH Corporation; Pennsylvania Real Estate Investment Trust; Mistras Group, Inc.; AmeriHealth Caritas
Pedro A. Ramos	61	2025; Trustee since 2018	Class I Trustee	President and CEO of The Philadelphia Foundation	1	Independence Health Group, Inc.
____________________
*The registered investment companies in the “Fund Complex” consist of the Fund, FS Credit Income Fund and FS Credit Opportunities Corp.
(1)Mr. Forman is deemed to be an “interested person” of the Fund, as defined in Section 2(a)(19) of the 1940 Act, due to his role as a controlling person of the Advisor.

FS Specialty Lending Fund
Supplemental Information (Unaudited) (continued)
Executive Officers
Information regarding the executive officers of the Fund is set forth below. The address for each executive officer is c/o FS Specialty Lending Fund, 3025 JFK Boulevard, OFC 500 Philadelphia, PA 19104.

Name	Age	Position Held with Registrant	Length of Time Served	Principal Occupation(s) During the Past Five Years
Michael C. Forman	64	Chairman, Class III Trustee, President and Chief Executive Officer	Since 2013	Chairman and Chief Executive Officer, Future Standard
William Goebel	51	Chief Financial Officer and Treasurer	Since 2025	Managing Director, Fund Finance, Future Standard
Stephen S. Sypherd	48	General Counsel	Since 2013	General Counsel, Future Standard
James F. Volk	63	Chief Compliance Officer	Since 2015	Managing Director, Fund Compliance, Future Standard
Statements of Additional Information
The Fund’s statement of additional information contains additional information regarding the Fund’s trustees and executive officers and is available upon request and without charge by calling the Fund collect at 215-495-1150 or by accessing Future Standard's website at www.futurestandard.com.
Availability of Quarterly Portfolio Schedules
The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available on the SEC’s website at http://www.sec.gov.
Proxy Voting Policies and Procedures
The Fund has delegated its proxy voting responsibility to the Advisor, the Fund’s investment adviser. Shareholders may obtain a copy of the Advisor’s proxy voting policies and procedures upon request and without charge by calling the Fund collect at 215-495-1150 or on the SEC’s website at http://www.sec.gov.
Proxy Voting Record
Information regarding how the Advisor voted proxies relating to the Fund’s portfolio securities during the most recent twelve-month period ended June 30 is available upon request and without charge by making a written request to the Fund’s Chief Compliance Officer at FS Specialty Lending Fund, 3025 JFK Boulevard, OFC 500 Philadelphia, PA 19104., Attn: Chief Compliance Officer, by calling the Fund collect at 215-495-1150 or on the SEC’s website at http://www.sec.gov.
Distribution Reinvestment Plan
Pursuant to the DRP, the Fund will reinvest all cash dividends or distributions declared by the board of trustees on behalf of shareholders who do not elect to receive their distributions in cash. As a result, if the board of trustees declares a distribution, then shareholders who have not elected to “opt out” of the DRP will have their distributions automatically reinvested in additional common shares of the fund.
With respect to each distribution pursuant to the DRP, the Fund reserves the right to either issue new common shares or purchase common shares in the open market in connection with implementation of the DRP. Unless the Fund, in its sole discretion, otherwise directs the plan administrator, (A) if the per share market price (as defined in the DRP) is equal to or greater than the estimated net asset value per share (rounded up to the nearest whole cent) of the Fund’s common shares on the payment date for the distribution, then the Fund will issue common shares at the greater of (i) net asset value per common share or (ii) 95% of the market price; or (B) if the per share market price is less than the net asset value per share, then, in the sole discretion of the Fund, (i) common shares will be purchased in open market transactions for the accounts of participants to the extent practicable, or (ii) the Fund will issue common shares at net asset value per share. Pursuant to the terms of the DRP, the number of common shares to be issued to a participant will be determined by dividing the total dollar amount of the distribution payable to a participant by the price per share at which the Fund issues such shares; provided, however, that shares purchased in open market transactions by the plan administrator will be allocated to a participant based on the average purchase price, excluding any brokerage charges or other charges, of all shares of common shares purchased in the open market.
If a shareholder receives distributions in the form of common shares pursuant to the DRP, such shareholder generally will be subject to the same federal, state and local tax consequences as if it elected to receive distributions in cash. If the Fund’s common shares are trading at or below net asset value, a shareholder receiving distributions in the form of additional common shares will be treated as

FS Specialty Lending Fund
Supplemental Information (Unaudited) (continued)
receiving a distribution in the amount of cash that they would have received if they had elected to receive the distribution in cash. If the Fund’s common shares are trading above net asset value, a shareholder receiving distributions in the form of additional common shares will be treated as receiving a distribution in the amount of the fair market value of the Fund’s common shares. The shareholder’s basis for determining gain or loss upon the sale of common shares received in a distribution will be equal to the total dollar amount of the distribution payable to the shareholder. Any shares received in a distribution will have a holding period for tax purposes commencing on the day following the day on which the shares of common shares are credited to the shareholder’s account.
The Fund reserves the right to amend, suspend or terminate the DRP. A shareholder may terminate its account under the DRP by notifying the plan administrator in writing. All correspondence concerning the DRP should be directed to the plan administrator by mail at FS Specialty Lending Fund, c/o SS&C Technologies, Inc., 801 Pennsylvania Ave. Suite 219095 Kansas City, MO 64105-1307. A shareholder may obtain a copy of the DRP by request to the plan administrator or by contacting the Fund.

FS Specialty Lending Fund
Summary of Updated Information Regarding the Fund (Unaudited)
The following information in this annual report is a summary of certain information about the Fund. This information may not reflect all of the changes that have occurred since you purchased the Fund.
Investment Objectives
The Fund’s investment objectives are to generate current income and, to a lesser extent, long-term capital appreciation by investing primarily in private and public credit in a broad set of industries, sectors and sub-sectors.
Principal Investment Strategies and Policies
The Fund's investment policy is to invest primarily in a portfolio of secured and unsecured floating and fixed rate loans, bonds and other types of credit instruments, which under normal circumstances, will represent at least 80% of the Fund's net assets (plus the amount of any borrowings for investment purposes).
The Fund will seek to achieve its current investment objectives by focusing on strategies such as direct originations, including innovative capital structure solutions, and broadly syndicated loan and bond transactions, which may include event-driven investments, opportunistic performing credit and special situations. By focusing on these opportunities, the Advisor believes it can create a portfolio that offers high potential income and returns while limiting the Fund’s risk. These strategies are described in further detail below.
Direct Originations
Capital Structure Solutions
Constrained mandates create an opportunity to lend to companies that do not satisfy conventional lending criteria. Non-traditional borrowers include companies without financial sponsors or backed by small or emerging sponsors, businesses in industries that are in transition, overlevered, stressed or distressed businesses and/or companies with unconventional or niche assets. Traditional lenders, whether banks, private credit funds or others, tend to avoid lending to these businesses because of regulations, limited investment mandates or lack of expertise.
Based on prior experience, the Advisor believes that it can offer target portfolio companies a variety of customized financing solutions to meet their capital needs, while providing us with attractive risk-adjusted returns. These solutions are typically highly structured and offer yield premiums compared to traditional blue chip sponsor-based private lending and investments in high yield and broadly syndicated loans. The highly structured nature of the investments can also provide for significant downside protection in the form of strong creditor protections. The Advisor believes that this capital structure solutions investment strategy provides us with an alternative and differentiated capability that diversifies and enhances the Fund’s risk-adjusted return profile.
Broadly Syndicated Loan and Bond Transactions
Event-Driven
The Fund may seek to take advantage of dislocations that arise in the markets due to an impending event for which the market’s apparent expectation of value differs substantially from the view of the Advisor. Event-driven investing requires the Advisor to make judgments concerning, among other things, (i) the likelihood that an event will occur and (ii) the impact such event will have on the value of a company’s loans and securities. Such events may include a looming debt maturity or default, merger, spin-off or other corporate reorganization, an adverse regulatory or legal ruling or a material contract expiration, any of which may significantly improve or impair a company’s financial position. Event-driven investing depends much more heavily on the Advisor’s ability to successfully predict the outcomes of these events than on underlying macroeconomic fundamentals such as the level of interest rates or gross domestic product. As a result, successful event-driven strategies may offer substantial diversification benefits and the ability to generate performance in uncertain market environments. The Fund’s investment strategy revolves around a thorough due diligence process and is based on the belief that a deep understanding of companies and the industries in which they operate is critical to generating positive income and returns.
Opportunistic Performing Credit
The Fund will seek to capitalize on market price inefficiencies by investing in loans, bonds and other securities for which the income of such investment reflects a higher risk premium or the market price of such investment reflects a lower value than deemed warranted by the Advisor’s fundamental analysis. These opportunities may often be idiosyncratic in nature, as specific issues or complexity related to a prospective investment may drive the excess yield or total return potential. The Advisor believes that market price inefficiencies may occur due to, among other things, a misunderstanding by the market of a particular company or an industry being out of favor with the broader investment community. Market price inefficiencies may also arise from broader market dislocations, which can include broad-based, risk-off sentiment across multiple markets as well as specific technical dislocations within a single market. The Advisor seeks to allocate capital to securities that have been mispriced by the market and that it believes represent attractive investment opportunities.
Special Situations
The Fund’s special situations credit strategy provides flexibility to take advantage of secondary market credit opportunities with asymmetrical risk and return profiles. The Fund will seek to purchase instruments at a discount to intrinsic value from forced sellers or

FS Specialty Lending Fund
Summary of Updated Information Regarding the Fund (Unaudited)
unnatural holders as a result of stress, distress or major events, or change at a company or industry level. The need for holders to transition out of a credit combined with a high level of complexity surrounding the investment can present an opportunity to purchase instruments at a significant discount to its fair value as determined by the Advisor. Such investment opportunities may include investments in loans, bonds and other securities issued by companies that are over levered, facing temporary or permanent business issues, have a current or pending covenant violation, have looming debt maturities and may lack the ability to refinance or have defaulted on their debt instruments. Investments may include purchasing a portion of outstanding debt, the entire tranche or a portfolio of investments. Opportunities can be created by idiosyncratic issues at the company or industry level or by a macro-driven credit cycle.
Idiosyncratic opportunities can generate attractive returns at any point in the credit cycle, with low correlation to credit market indexes. Macro driven credit cycles can provide an additional source of risk-adjusted return to the investment strategy by increasing the investible universe which is often coupled with market dislocations that creates increased discounts to intrinsic value.
Other
Investments may also include other assets or opportunities that are consistent with the Fund’s investment approach, provided that such investments are appropriate from a tax, regulatory and operational perspective.
The Fund’s flexible strategy across several areas of opportunity allows the Advisor to focus on what we believe are the most attractive opportunities across both the public and private markets at any given point in time. The Fund believes this helps to mitigate timing risk and contributes to consistent deal flow.
When identifying prospective portfolio companies pursuant to the investment strategy described above, the Fund will often focus on the attributes set forth below, which the Fund believes help us generate higher total returns with an acceptable level of risk. While these criteria provide general guidelines for the Fund’s investment decisions, the Fund cautions investors that, if the Fund believes the benefits of investing are sufficiently strong, not all of these criteria necessarily will be met by each prospective portfolio company in which the Fund chooses to invest. These attributes are:
Deeply-rooted asset value
The Fund will seek to invest in companies that have significant asset value rather than speculative investments. The Fund focuses on companies that have strong potential for enhancing asset value through factors within their control, such as operating cost reductions and revenue increases driven by improved operations of previously under-performing or under-exploited assets. The Fund expects such investments to have significant collateral coverage and downside protection irrespective of the broader economy.
Defensible market positions
The Fund will seek to invest in companies that have developed strong positions within their sector or sub-sector and exhibit the potential to maintain sufficient cash flows and profitability to service the Fund’s investments in a range of economic environments. The Fund will seek companies that can protect their competitive advantages through, among other things, scale, scope, customer loyalty, product pricing or product quality versus their competitors, thereby minimizing business risk and protecting profitability.
Proven management teams
The Fund focuses on companies that have experienced management teams with an established track record of success. The Fund typically requires its portfolio companies to have proper incentives in place, which may include non-cash and performance-based compensation, to align management’s goals with ours.
Allocation among various issuers, sectors and sub-sectors
The Fund will seek to allocate its portfolio broadly among issuers, sectors and sub-sectors, thereby attempting to reduce the risk of a downturn in any one company, sector or sub-sector having a disproportionate adverse impact on the value of the Fund’s portfolio where possible.
In addition, an exemptive order granted on April 29, 2025, to the Fund and certain of its affiliates permits the Fund, subject to the satisfaction of certain conditions, to co-invest in certain privately negotiated investment transactions with certain of the Fund’s affiliates (the "FS Order”). The FS Order permits the Fund to co-invest in certain privately negotiated investment transactions with certain affiliates of the Advisor, including FS Credit Opportunities Corp. and FS Credit Income Fund, among others. The Fund believes that the ability to participate in co-investment transactions with other funds under the FS Order will permit it to participate in a broader range of, and allocate a higher percentage of the Fund’s portfolio to, secured, directly negotiated investments as the Fund pursues a diversified credit strategy.
Investment Types
The Fund may invest in both private and public U.S. and, to a lesser extent non-U.S., debt and equity securities, including, without limitation, senior secured, second lien and unsecured loans, secured and unsecured bonds, structured products, convertible bonds, preferred stocks and any other type of credit or equity investment that is consistent with the Fund’s investment objectives. In making these investments, the Fund may also seek to purchase investments across the investment spectrum that the Advisor believes are mispriced and offer the potential for exceptional risk-adjusted income and returns.

FS Specialty Lending Fund
Summary of Updated Information Regarding the Fund (Unaudited)
The majority of the Fund’s portfolio will be comprised of income-oriented securities of privately-held companies within the United States. Generally, in the long-term, the Fund expects to weight its investments more heavily towards directly originated investments, as this will provide us with the ability to tailor investments to best match a project’s or company’s needs with the Fund’s investment objectives. However, the Fund’s investment policy enables the Advisor to opportunistically invest in broadly syndicated investments and dynamically adjust allocations between private and public markets depending on where the risk-adjusted returns are most attractive. The Fund intends to weight its portfolio towards senior secured debt, which the Fund believes offers opportunities for superior risk-adjusted returns and income generation. The Fund’s debt investments may take the form of corporate or project loans or bonds, may be secured or unsecured and may, in some cases, be accompanied by yield enhancements. These yield enhancements may include common equity, warrants, options, net profits interests, cash flow participations or other forms of equity participation that can provide additional consideration or “upside” in a transaction. In connection with certain of the Fund’s debt investments or any restructurings of these debt investments, the Fund may on occasion receive equity interests, including warrants or options, as additional consideration or otherwise in connection with a restructuring. The Fund may also purchase select positions in equity securities. In addition, a portion of the Fund’s portfolio may be comprised of derivatives, including total return swaps, credit default swaps and other swap contracts. The Advisor will seek to tailor the Fund’s investment focus as market conditions evolve.
The Advisor intends to focus on the following investment categories: (i) direct originations and (ii) broadly syndicated investments, while being active in its pursuit of opportunities across changing economic and credit cycles. The Fund expects its focus over time will be more heavily weighted towards directly originated investments, though the investment policy enables the Advisor to opportunistically invest in broadly syndicated investments and dynamically adjust allocations between private and public markets depending on where the risk-adjusted returns are most attractive.
Senior secured debt
Senior secured debt is situated at the top of the capital structure. Because this debt has priority in payment, it typically carries the lowest risk among all investments in a company. Generally, senior secured debt in which the Fund invests is expected to have a maturity period of three to seven years and have first priority security interests in the assets of the borrower. Senior secured debt may also include second lien debt, which is granted a second priority security interest in the assets of the borrower, meaning that any realization of collateral will generally be applied to pay first lien debt in full before second lien debt positions are paid, and the value of the collateral may not be enough to repay in full both first lien secured debt and second lien secured debt. Generally, the Fund expects that the variable interest rate on its first lien debt will typically range between 3.5% and 9.0% over a standard benchmark, such as the Prime Rate, or the Secured Overnight Financing Rate, or SOFR. The Fund expects that the variable interest rate on second lien debt will range between 6.0% and 12.0% over a standard benchmark. In addition, the Fund may receive additional returns from any yield enhancements the Fund receives in connection with these investments.
Unsecured debt
In addition to senior secured debt, the Fund may invest a portion of the Fund’s assets in unsecured debt. Unsecured debt is effectively subordinated to first lien and second lien secured debt to the extent of the collateral securing such debt, but is senior to preferred equity and common equity in the capital structure. In return for its junior status compared to first lien and second lien secured debt, unsecured debt typically offers higher returns through both higher interest rates and possible equity ownership in the form of warrants or other yield enhancements, enabling the investor to participate in the capital appreciation of the borrower. Where warrants are received, they typically require only a nominal cost to exercise. The Fund intends to generally target unsecured debt with interest-only payments throughout the life of the security, with the principal due at maturity. Typically, unsecured debt investments have maturities of five to ten years. In normalized markets, the Fund expects these securities to carry a fixed rate or a floating current yield of 4.0% to 10.0% over a standard benchmark. In addition, the Fund may receive additional returns from any warrants or other yield enhancements the Fund receives in connection with these investments. In some cases, a portion of the total interest may accrue or be paid-in-kind, or PIK.
Equity and equity-related securities
The Fund holds and may continue to hold select and potentially significant positions in equity securities, including common stock and convertible securities, or other assets that the Fund receives in exchange for the Fund’s credit instruments as part of a reorganization or restructuring process, and may hold those assets until such time as the Advisor believes that a disposition is most advantageous. Such assets, to the extent received as part of a reorganization or restructuring process, will be considered “credit instruments” for purposes of the Fund’s intention to invest primarily in a portfolio of secured and unsecured floating and fixed rate loans, bonds and other types of credit instruments, which, under normal circumstances, will represent at least 80% of the Fund’s total assets.
The Fund may also purchase select positions in equity securities, including common stock and convertible securities. Such assets, to the extent purchased in the market or not received as part of a reorganization or restructuring process, will not be considered “credit instruments” for this purpose.
Preferred equity typically includes a stated value or liquidation preference that is contractually senior to common equity, and may include a dividend or yield feature. Holders of preferred equity can be entitled to a wide range of voting and other rights, depending on the structure of each security. Preferred equity can also include a conversion feature whereby the securities convert into common stock based on established parameters according to set ratios. The Fund will seek to invest in primarily income-oriented equity securities.

FS Specialty Lending Fund
Summary of Updated Information Regarding the Fund (Unaudited)
Other equity securities are typically subordinated to all other securities within the capital structure and do not have a stated maturity. As compared to more senior securities, equity interests (including preferred equity interests) have greater risk exposure, but also have the potential to provide a higher return.
Non-U.S. securities
The Fund may invest in non-U.S. securities, including securities of companies in emerging markets, which may include securities denominated in U.S. dollars or in non-U.S. currencies, to the extent permitted by the 1940 Act. In addition, investing in securities of companies in emerging markets involves many risks, including potential inflationary economic environments, regulation by foreign governments, different accounting standards, political uncertainties and economic, social, political, financial, tax and security conditions in the applicable emerging market, any of which could negatively affect the value of companies in emerging markets or investments in their securities.
Investments with Third-Parties
The Fund may co-invest with third parties through partnerships, joint ventures or other entities, thereby acquiring jointly-controlled or non-controlling interests in certain investments in conjunction with participation by one or more third parties in such investment.
Structured Products
The Fund may invest in structured products, which may include collateralized debt obligations, collateralized bond obligations, collateralized loan obligations, structured notes and credit-linked notes. The issuers of such investment products may be structured as trusts or other types of pooled investment vehicles. Such products may also involve the deposit with or purchase by an entity of the underlying investments and the issuance by that entity of one or more classes of securities backed by, or representing interests in, the underlying investments or referencing an indicator related to such investments.
Derivatives
The Fund may also invest from time to time in derivatives, such as total return swaps, credit default swaps and other swap contracts. The Fund anticipates that any use of derivatives would primarily be as a substitute for investing in conventional securities or for hedging purposes. Any use of derivatives may subject us to additional risks. See “Risk Factors—Risks Related to the Fund’s Investments—The Fund may from time to time enter into total return swaps, credit default swaps, fixed price swaps or other derivative transactions which exposes the Fund to certain risks, including credit risk, market risk, commodity risk, liquidity risk and other risks similar to those associated with the use of leverage.”
Cash and cash equivalents
The Fund may maintain a certain level of cash or equivalent instruments to make follow-on investments, if necessary, in existing portfolio companies or to take advantage of new opportunities or existing commitments. The Fund may invest its excess funds in money market instruments, commercial paper, certificates of deposit and bankers’ acceptances, among other instruments. In addition, and in response to adverse market, economic or political conditions, the Fund may invest in high quality fixed income securities, money market instruments and money market funds or may hold significant positions in cash or cash equivalents for defensive purposes.
Borrowings
The Fund is permitted to borrow using any form or combination of financial leverage instruments, including credit facilities such as bank loans or commercial paper, the issuance of preferred shares or notes, reverse repurchase agreements or other forms of synthetic leverage. Subject to prevailing market conditions, the Fund may add financial leverage to its portfolio representing up to 33 1/3% (in the event leverage is obtained solely through debt) to 50% (in the event leverage is obtained solely though preferred stock) of the Fund’s total assets (including the assets subject to, and obtained with the proceeds of, such instruments, which is the maximum amount permitted under the 1940 Act). The Fund may use leverage opportunistically and may choose to increase or decrease its leverage, or use different types or combinations of leveraging instruments, at any time based on the Fund’s assessment of market conditions and the investment environment.
Under the 1940 Act, the Fund is not permitted to incur indebtedness unless immediately after doing so the Fund has an asset coverage of at least 300% of the aggregate outstanding principal balance of indebtedness (i.e., such indebtedness may not exceed 33 1/3% of the value of the Fund's total assets including the amount borrowed). Additionally, under the 1940 Act, the Fund may not declare any dividend or other distribution upon any class of its shares, or purchase any such shares, unless the aggregate indebtedness of the Fund has, at the time of the declaration of any such dividend or distribution or at the time of any such purchase, asset coverage of at least 300% after deducting the amount of such dividend, distribution, or purchase price, as the case may be. Under the 1940 Act, the Fund is not permitted to issue preferred shares unless immediately after such issuance the total asset value of the Fund's portfolio is at least 200% of the liquidation value of the outstanding preferred shares (i.e., such liquidation value may not exceed 50% of the Fund's Managed Assets). In addition, the Fund is not permitted to declare any cash dividend or other distribution on its common shares unless, at the time of such declaration, the net asset value of the Fund's portfolio (determined after deducting the amount of such dividend or other distribution) is at least 200% of such liquidation value of the preferred shares.

FS Specialty Lending Fund
Summary of Updated Information Regarding the Fund (Unaudited)
Effective August 19, 2022, Rule 18f-4 replaced the asset segregation framework previously used by funds to comply with limitations on leverage imposed by the 1940 Act. Rule 18f-4 generally mandates that a fund either limit derivatives exposure to 10% or less of its net assets as a limited derivative user, or Limited Derivatives User, or in the alternative implement: (i) limits on leverage calculated based on value-at-risk; and (ii) a written derivatives risk management program administered by a derivatives risk manager appointed by the fund's board of trustees, including a majority of the independent trustees, that is periodically reviewed by the board of trustees.
Rule 18f-4 permits the Fund to enter into reverse repurchase agreements and similar financing transactions, notwithstanding limitations on the issuance of senior securities under Section 18 of the 1940 Act, provided that the Fund either (i) treats these transactions as derivatives transactions under Rule 18f-4, or (ii) ensures that the 300% asset coverage ratio discussed above is met with respect to such transactions and any other borrowings in the aggregate. Since the prior disclosure date, the "Borrowings" section has been updated to reflect regulatory changes pursuant to Rule 18f-4 under the 1940 Act.
The use of leverage creates an opportunity for increased income and returns for Fund shareholders but, at the same time, creates risks, including the likelihood of greater volatility in the NAV of and distributions on Fund Common Shares. There can be no assurance that the Fund will use leverage or that its leveraging strategy will be successful during any period in which it is employed. The Fund may be subject to investment restrictions of one or more nationally recognized statistical rating organizations, or NRSROs, and/or credit facility lenders as a result of its use of financial leverage. These restrictions may impose asset coverage or portfolio composition requirements that are more stringent than those imposed on the Fund by the 1940 Act. It is not anticipated that these covenants or portfolio requirements will significantly impede the Advisor in managing the Fund’s portfolio in accordance with its investment objectives and strategies. Nonetheless, if these covenants or guidelines are more restrictive than those imposed by the 1940 Act, the Fund may not be able to utilize as much leverage as it otherwise could have, which could reduce the Fund’s investment income and returns. In addition, the Fund expects that any notes it issues or credit facility/commercial paper program it may enter into would contain covenants that, among other things, will likely impose geographic exposure limitations, credit quality minimums, liquidity minimums, concentration limitations and currency hedging requirements on the Fund. These covenants would also likely limit the Fund’s ability to pay distributions in certain circumstances, incur additional debt, change fundamental investment policies and engage in certain transactions, including mergers and consolidations. Such restrictions could cause the Advisor to make different investment decisions than if there were no such restrictions and could limit the ability of the Fund board of trustees and Fund shareholders to change fundamental investment policies.
In connection with the use of a credit facility for leverage, the Fund may permit the lender, subject to certain conditions, to rehypothecate (i.e., lend to other counter-parties) portfolio securities pledged by the Fund up to the amount of the loan balance outstanding. The Fund would expect the terms of the credit facility to provide that the Fund would continue to receive dividends and interest on rehypothecated securities. The Fund also would expect to have the right under the credit facility to recall rehypothecated securities from the lender on demand. The Fund would also expect that, if the lender fails to deliver a recalled security in a timely manner, the credit facility would provide for compensation to the Fund by the lender for any fees or losses related to the failed delivery or, in the event a recalled security will not be returned by the lender, for the Fund, upon notice to the lender, to reduce the loan balance outstanding by the amount of the recalled security failed to be returned.
The Fund would expect the terms of any such credit facility pursuant to which portfolio securities pledged by the Fund are rehypothecated to provide for the Fund's receipt of a portion of the fees earned by the lender in connection with the rehypothecation of such portfolio securities. The use of a credit facility that permits the lender to rehypothecate the Fund's pledged portfolio securities entails risks, including the risk that the lender will be unable or unwilling to return rehypothecated securities which could result in, among other things, the Fund's inability to find suitable investments to replace the unreturned securities, thereby impairing the Fund's ability to achieve its investment objectives.
Effects of Leverage
The following table illustrates the effect of leverage on returns from an investment in our common shares assuming various annual returns, net of expenses. The calculations in the table below are hypothetical and actual returns may be higher or lower than those appearing below. The calculation assumes (i) $2.0 billion in total assets, (ii) a weighted average cost of funds of 6.52%, (iii) $520 million in debt outstanding and (iv) $1.4 billion in net assets. In order to compute the “Corresponding return to shareholders,” the “Assumed Return on Our Portfolio (net of expenses)” is multiplied by the assumed total assets to obtain an assumed return to us. From this amount, the interest expense is calculated by multiplying the assumed weighted average cost of funds times the assumed debt outstanding, and the product is subtracted from the assumed return to us in order to determine the return available to shareholders. The return available to shareholders is then divided by our net assets to determine the “Corresponding return to shareholders.” Actual interest payments may be different.

Assumed Return on Our Portfolio (net of expenses)	(10)%	(5)%	0%	5%	10%
Corresponding return to shareholders	(17.8)%	(10.4)%	(3.1)%	4.3%	11.6%
Similarly, assuming (i) $2.0 billion in total assets, (ii) a weighted average cost of funds of 6.52% and (iii) $520 million in debt outstanding, our assets would need to yield an annual return (net of expenses) of approximately 2.08% in order to cover the annual interest payments on our outstanding debt.

FS Specialty Lending Fund
Summary of Updated Information Regarding the Fund (Unaudited)
Principal Risk Factors
Investing in the Fund involves risks, including, but not limited to, those set forth below. The risks described below are not, and are not intended to be, a complete enumeration or explanation of the risks involved in an investment in the Fund. The risks described below are considered the principal risks involved in an investment of the Fund. Various risk factors included below have been updated since the prior disclosure date to reflect certain updates.
Senior Secured Debt Risk. Senior secured debt typically will be secured by liens on the assets and/or cash flows of the borrower and holds the most senior position in its capital structure. Senior secured debt in most circumstances is initially fully collateralized by the borrower’s assets and thus it is repaid before unsecured debt and equity. Substantial increases in interest rates, however, may cause an increase in loan defaults as borrowers may lack resources to meet higher debt service requirements, or as a result of the impact on general business conditions caused by higher interest rates, and there can be no guarantee that secured senior debt, even if fully collateralized at origination, will be fully repaid after an event of default or if collateral values have fallen. Also, the security for the Fund’s senior secured debt investments may not be recognized for a variety of reasons, including the failure to make required filings by lenders, trustees or other responsible parties and, as a result, the Fund may not have priority over other creditors as anticipated.
Credit Risk. The Fund’s debt investments are subject to the risk of non-payment of scheduled interest or principal by the borrowers with respect to such investments. Such non-payment would likely result in a reduction of income to the Fund and a reduction in the value of the debt investments experiencing non-payment.
Although the Fund may invest in investments that the Advisor believes are secured by specific collateral, the value of which may exceed the principal amount of the investments at the time of initial investment, there can be no assurance that the liquidation of any such collateral would satisfy the borrower’s obligation in the event of non-payment of scheduled interest or principal payments with respect to such investment, or that such collateral could be readily liquidated. In addition, in the event of bankruptcy of a borrower, the Fund could experience delays or limitations with respect to its ability to realize the benefits of the collateral securing an investment. Under certain circumstances, collateral securing an investment may be released without the consent of the Fund. Moreover, the Fund’s investments in secured debt may be unperfected for a variety of reasons, including the failure to make required filings by lenders, trustees or other responsible parties and, as a result, the Fund may not have priority over other creditors as anticipated. The Fund’s right to payment and its security interest, if any, may be subordinated to the payment rights and security interests of more senior creditors. Certain of these investments may have an interest-only payment schedule, with the principal amount remaining outstanding and at risk until the maturity of the investment. In this case, a portfolio company’s ability to repay the principal of an investment may be dependent upon a liquidity event or the long-term success of the company, the occurrence of which is uncertain.
Companies in which the Fund invests could deteriorate as a result of, among other factors, an adverse development in their business, a change in the competitive environment or an economic downturn. As a result, companies that the Fund expected to be stable may operate, or expect to operate, at a loss or have significant variations in operating results, may require substantial additional capital to support their operations or maintain their competitive position, or may otherwise have a weak financial condition or be experiencing financial distress.
Non-U.S. Securities Risk. Investments in certain securities and other instruments of non-U.S. issuers or borrowers, or non-U.S. securities, involve factors not typically associated with investing in the United States or other developed countries, including, but not limited to, risks relating to: (i) differences between U.S. and non-U.S. securities markets, including potential price volatility in and relative illiquidity of some non-U.S. securities markets; the absence of uniform accounting, auditing and financial reporting standards, practices and disclosure requirements; and less government supervision and regulation; (ii) other differences in law and regulation, including fewer investor protections, less stringent fiduciary duties, less developed bankruptcy laws and difficulty in enforcing contractual obligations; (iii) certain economic, geo-political and political risks, including potential economic, political or social instability; exchange control regulations; restrictions on foreign investment and repatriation of capital, possibly requiring government approval; expropriation or confiscatory taxation; other government restrictions by the United States or other governments; higher rates of inflation; higher transaction costs; and reliance on a more limited number of commodity inputs, service providers and/or distribution mechanisms; and (iv) the possible imposition of local taxes on income and gains recognized with respect to securities and assets. Certain non-U.S. markets may rely heavily on particular industries or non-U.S. capital and are more vulnerable to diplomatic developments, the imposition of economic sanctions against a particular country or countries, organizations, entities and/or individuals, changes in international trading patterns, trade barriers and other protectionist or retaliatory measures. International trade barriers or economic sanctions against non-U.S. countries, organizations, entities and/or individuals may adversely affect the Fund’s non-U.S. holdings or exposures. Certain non-U.S. investments may become less liquid in response to social, political or market developments or adverse investor perceptions, or become illiquid after purchase by the Fund, particularly during periods of market turmoil. Certain non-U.S. investments may become illiquid when, for instance, there are few, if any, interested buyers and sellers or when dealers are unwilling to make a market for certain securities. When the Fund holds illiquid investments, its portfolio may be harder to value, especially in changing markets. The risks of investments in emerging markets, including the risks described above, are usually greater than the risks involved in investing in more developed markets. Because non-U.S. securities may trade on days when the Fund’s common shares are not priced, NAV may change at times when common shares cannot be sold.
Foreign Currency Risk. Investments made by the Fund, and the income received by the Fund with respect to such investments, may be denominated in various non-U.S. currencies. However, the books of the Fund are maintained in U.S. dollars. Accordingly, changes in

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currency values may adversely affect the U.S. dollar value of portfolio investments, interest and other revenue streams received by the Fund, gains and losses realized on the sale of portfolio investments and the amount of distributions, if any, made by the Fund. In addition, the Fund may incur substantial costs in converting investment proceeds from one currency to another. The Fund may enter into derivative transactions designed to reduce such currency risks. Furthermore, the portfolio companies in which the Fund invests may be subject to risks relating to changes in currency values. If a portfolio company suffers adverse consequences as a result of such changes, the Fund may also be adversely affected as a result.
Derivatives Risk. The Fund may use derivative instruments including, in particular, swaps and other similar transactions, in seeking to achieve its investment objective or for other reasons, such as cash management, financing activities or to hedge its positions. Accordingly, these derivatives may be used in limited instances as a form of leverage or to seek to enhance returns, including speculation on changes in credit spreads, interest rates or other characteristics of the market, individual securities or groups of securities. If the Fund invests in a derivative for speculative purposes, the Fund will be fully exposed to the risks of loss of that derivative, which may sometimes be greater than the derivative’s cost. The use of derivatives may involve substantial leverage. The use of derivatives may subject the Fund to various risks, including counterparty risk, currency risk, leverage risk, liquidity risk, correlation risk, index risk and regulatory risk.
Furthermore, the Fund’s ability to successfully use derivatives depends on the Advisor’s ability to predict pertinent securities prices, interest rates, currency exchange rates and other economic factors, which cannot be assured. Additionally, segregated liquid assets, amounts paid by the Fund as premiums and cash or other assets held in margin accounts with respect to derivatives are not otherwise available to the Fund for investment purposes.
Rule 18f-4 under the 1940 Act, or the Derivatives Rule, provides a comprehensive framework for the use of derivatives by registered investment companies. The Derivatives Rule permits registered investment companies, subject to various conditions described below, to enter into derivatives transactions and certain other transactions notwithstanding the restrictions on the issuance of “senior securities” under Section 18 of the 1940 Act.
Registered investment companies that don’t qualify as “limited derivatives users” as defined below, are required by the Derivatives Rule to, among other things, (i) adopt and implement a DRMP, and new testing requirements; (ii) comply with a relative or absolute limit on fund leverage risk calculated based on VaR; and (iii) comply with new requirements related to Board and SEC reporting. The DRMP is administered by a “derivatives risk manager,” who is appointed by the Board and periodically reviews the DRMP and reports to the Board.
The Derivatives Rule provides an exception from the DRMP, VaR limit and certain other requirements for a registered investment company that limits its “derivatives exposure” to no more than 10% of its net assets (as calculated in accordance with the Derivatives Rule) (a “limited derivatives user”), provided that the registered investment company establishes appropriate policies and procedures reasonably designed to manage derivatives risks, including the risk of exceeding the 10% “derivatives exposure” threshold.
The requirements of the Derivatives Rule may limit the Fund’s ability to engage in derivatives transactions as part of the Fund’s investment strategies. These requirements may also increase the cost of the Fund’s investments and cost of doing business, which could adversely affect the value of the Fund’s investments and/or its performance. The rule also may not be effective to limit the Fund’s risk of loss. In particular, measurements of VaR rely on historical data and may not accurately measure the degree of risk reflected in the Fund’s derivatives or other investments. There may be additional regulation of the use of derivatives transactions by registered investment companies, which could significantly affect the Fund’s use. The ultimate impact of the regulations remains unclear. Additional regulation of derivatives transactions may make them more costly, limit their availability or utility, otherwise adversely affect their performance or disrupt markets.
Rule 144A Securities Risk. The Fund may purchase certain securities eligible for resale to qualified institutional buyers as contemplated by Rule 144A under the Securities Act of 1933, as amended, or the Securities Act, or Rule 144A Securities. Rule 144A provides an exemption from the registration requirements of the Securities Act for the resale of certain restricted securities to certain qualified institutional buyers. One effect of Rule 144A is that certain restricted securities may be considered liquid, though no assurance can be given that a liquid market for Rule 144A Securities will develop or be maintained. However, where a substantial market of qualified institutional buyers has developed for certain unregistered securities purchased by the Fund pursuant to Rule 144A, the Fund intends to treat such securities as liquid securities in accordance with procedures approved by the Board. Because it is not possible to predict with certainty how the market for Rule 144A Securities will develop, the Board directs the Advisor to carefully monitor the Fund’s investments in such securities with particular regard to trading activity, availability of reliable price information and other relevant information. To the extent that, for a period of time, qualified institutional buyers cease purchasing restricted securities pursuant to Rule 144A, the Fund’s investing in such securities may have the effect of increasing the level of illiquidity in its investment portfolio during such period.
Subordinated Loans Risk. Subordinated loans generally are subject to similar risks as those associated with investments in senior loans, except that such loans are subordinated in payment and/or lower in lien priority to first lien holders. In the event of default on a subordinated loan, the first priority lien holder has first claim to the underlying collateral of the loan to the extent such claim is secured. Additionally, an oversecured creditor may be entitled to additional interest and other charges in bankruptcy increasing the amount of their allowed claim. Subordinated loans are subject to the additional risk that the cash flow of the borrower and property securing the

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loan or debt, if any, may be insufficient to meet scheduled payments after giving effect to the senior obligations of the borrower. This risk is generally higher for subordinated unsecured loans or debt, which are not backed by a security interest in any specific collateral. Subordinated loans generally have greater price volatility than senior loans and may be less liquid.
Below Investment Grade Rating Risk. The Fund may invest unlimited amounts in debt instruments that are rated below investment grade, which are often referred to as “high-yield” securities or “junk bonds.” Below investment grade senior loans, high-yield securities and other similar instruments are rated “Ba1” or lower by Moody’s, “BB+” or lower by S&P or “BB+” or lower by Fitch or, if unrated, are judged by the Advisor to be of comparable credit quality. While generally providing greater income and opportunity for gain, below investment grade debt instruments may be subject to greater risks than securities or instruments that have higher credit ratings, including a higher risk of default. The credit rating of a corporate bond and senior loan that is rated below investment grade does not necessarily address its market value risk, and ratings may from time to time change, positively or negatively, to reflect developments regarding the borrower’s financial condition. Below investment grade corporate bonds and senior loans and similar instruments often are considered to be speculative with respect to the capacity of the borrower to timely repay principal and pay interest or dividends in accordance with the terms of the obligation and may have more credit risk than higher rated securities. Lower grade securities and similar debt instruments may be particularly susceptible to economic downturns. It is likely that a prolonged or deepening economic recession could adversely affect the ability of some borrowers issuing such corporate bonds, senior loans and similar debt instruments to repay principal and pay interest on the instrument, increase the incidence of default and severely disrupt the market value of the securities and similar debt instruments.
Economic Downturn or Recession or Other Market Disruption. Many of the Fund's investments may be issued by companies susceptible to economic slowdowns or recessions. Therefore, the Fund's non-performing assets are likely to increase, and the value of its portfolio is likely to decrease, during these periods. A prolonged recession may result in losses of value in the Fund's portfolio and a decrease in the Fund's revenues, net income and NAV. Unfavorable economic conditions also could increase the Fund's funding costs, limit the Fund's access to the capital markets or result in a decision by lenders not to extend credit to it on terms it deems acceptable. These events could prevent the Fund from increasing investments and harm the Fund's operating results.
The Fund may also be adversely affected by uncertainties and events around the world, such as public health emergencies, terrorism, political developments, and changes in government policies, taxation, threatened or actual imposition of tariffs, restrictions on foreign investment and currency repatriation, currency fluctuations and other developments in the laws and regulations of the countries in which it is invested.
Additionally, various countries have seen significant internal conflicts and in some cases, civil wars may have had an adverse impact on the securities markets of the countries concerned. In addition, the occurrence of new disturbances due to acts of war or terrorism or other political developments cannot be excluded. Nationalization, expropriation or confiscatory taxation, currency blockage, political changes, government regulation, political, regulatory or social instability or uncertainty or diplomatic developments, including the imposition of sanctions or other similar measures, could adversely affect the Fund’s investments.
The current presidential administration has called for and is seeking to quickly enact significant changes to U.S. fiscal, tax, trade, healthcare, immigration, foreign, and government regulatory policy. Significant uncertainty exists with respect to legislation, regulation and government policy at the federal level, as well as the state and local levels. Recent events have created a climate of heightened uncertainty and introduced new and difficult-to-quantify macroeconomic and political risks with potentially far-reaching implications. There has been a corresponding meaningful increase in the uncertainty surrounding interest rates, inflation, foreign exchange rates, trade volumes and fiscal and monetary policy. Although the Fund cannot predict the impact, if any, of these changes to the Fund’s business, they could adversely affect the Fund’s business, financial condition, operating results and cash flows.
Focused Investment Risk. To the extent that the Fund focuses its investments in a particular industry, the NAV of the Fund will be more susceptible to events or factors affecting companies in that industry. These may include, but are not limited to, governmental regulation, inflation, changes in interest rates, cost increases in raw materials, fuel and other operating expenses, technological innovations that may render existing products and equipment obsolete, competition from new entrants, high research and development costs, increased costs associated with compliance with environmental or other regulation and other economic, market, political or other developments specific to that industry. Also, the Fund may invest a substantial portion of its assets in companies in related sectors that may share common characteristics, are often subject to similar business risks and regulatory burdens and whose securities may react similarly to the types of events and factors described above, which will subject the Fund to greater risk. The Fund also will be subject to focused investment risk to the extent that it invests a substantial portion of its assets in a particular country or geographic region.
Inflation and Deflation Risk. Inflation risk is the risk that the value of certain assets or income from the Fund’s investments may be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of the Fund’s securities and distributions to its shareholders can decline. In addition, during any periods of rising inflation, the dividend rates or borrowing costs associated with the Fund’s use of leverage would likely increase, which would tend to further reduce returns to investors.
Certain of the Fund’s portfolio companies are in industries that may be impacted by inflation. If such portfolio companies are unable to pass any increases in their costs of operations along to their customers, it could adversely affect their operating results and impact their ability to pay interest and principal on the Fund’s loans, particularly if interest rates rise in response to inflation. In addition, any projected future decreases in the Fund’s portfolio companies’ operating results due to inflation could adversely impact the fair value of

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those investments. Any decreases in the fair value of the Fund’s investments could result in future realized or unrealized losses and therefore reduce the Fund’s net assets resulting from operations.
Deflation risk is the risk that prices throughout the economy decline over time, or the opposite of inflation. Deflation may have an adverse effect on the creditworthiness of issuers and may make issuer defaults more likely, which may result in a decline in the value of the Fund’s portfolio.
Interest Rate Risk. The Fund is subject to financial market risks, including changes in interest rates. General interest rate fluctuations may have a substantial negative impact on the Fund’s investments, investment opportunities and cost of capital and, accordingly, may have a material adverse effect on the Fund’s investment objectives, the Fund’s rate of return on invested capital and the Fund’s ability to service its debt and make distributions to shareholders. In addition, an increase in interest rates would make it more expensive to use debt for the Fund’s financing needs, if any.
The Fund’s investment portfolio primarily consists of senior secured debt. The longer the duration of these securities, generally, the more susceptible they are to changes in market interest rates. As market interest rates increase, those securities with a lower yield-at-cost can experience a mark-to-market unrealized loss. An impairment of the fair market value of its investments, even if unrealized, must be reflected in the Fund’s financial statements for the applicable period and may therefore have a material adverse effect on the Fund’s results of operations for that period. A reduction in interest rates may result in both lower interest rates on new investments and higher repayments on current investments with high interest rates, which may have an adverse impact on the Fund’s net investment income and results of operations.
Because the Fund incurs indebtedness to make investments, the Fund’s net investment income is dependent, in part, upon the difference between the rate at which it borrows funds or pays interest on any debt securities and the rate at which the Fund invests these funds. The recent increases in interest rates will make it more expensive to use debt to finance the Fund’s investments and to refinance any financing arrangements. In addition, certain of the Fund’s financing arrangements provide for adjustments in the loan interest rate along with changes in market interest rates. Therefore, in periods of rising interest rates, the Fund’s cost of funds will increase, which could materially reduce the Fund’s net investment income. Any reduction in the level of interest rates on new investments relative to interest rates on the Fund’s current investments could also adversely impact the Fund’s net investment income.
The Fund has and may continue to structure the majority of its debt investments with floating interest rates to position the Fund’s portfolio for rate increases. However, there can be no assurance that this will successfully mitigate the Fund’s exposure to interest rate risk. For example, in rising interest rate environments, payments under floating rate debt instruments generally would rise and there may be a significant number of issuers of such floating rate debt instruments that would be unable or unwilling to pay such increased interest costs and may otherwise be unable to repay their loans. Rising interest rates could also cause portfolio companies to shift cash from other productive uses to the payment of interest, which may have a material adverse effect on their business and operations and could, over time, lead to increased defaults. Investments in floating rate debt instruments may also decline in value in response to rising interest rates if the interest rates of such investments do not rise as much, or as quickly, as market interest rates in general. Similarly, during periods of rising interest rates, the Fund’s fixed rate investments may decline in value because the fixed rate of interest paid thereunder may be below market interest rates.
Furthermore, because a rise in the general level of interest rates can be expected to lead to higher interest rates applicable to the Fund’s debt investments, an increase in interest rates would make it easier for the Fund to meet or exceed the incentive fee hurdle rate in its Investment Advisory Agreement and may result in a substantial increase of the amount of incentive fees payable to the Advisor with respect to pre-incentive fee net investment income.
Force Majeure Risk. Periods of market volatility have occurred and could continue to occur in response to pandemics or other events outside of the Fund’s control. The Fund, the Advisor, and the portfolio companies in which the Fund invests could be affected by force majeure events (i.e., events beyond the control of the party claiming that the event has occurred, such as acts of God, fire, flood, earthquakes, outbreaks of an infectious disease, pandemic or any other serious public health concern, war, terrorism, labor strikes, major plant breakdowns, pipeline or electricity line ruptures, failure of technology, defective design and construction, accidents, demographic changes, government macroeconomic policies, social instability, etc.). Some force majeure events could adversely affect the ability of a party (including the Fund, the Advisor, a portfolio company or a counterparty to the Fund, the Advisor, or a portfolio company) to perform its obligations until it is able to remedy the force majeure event. In addition, force majeure events, such as the cessation of the operation of equipment for repair or upgrade, could similarly lead to the unavailability of essential equipment and technologies. These risks could, among other effects, adversely impact the cash flows available from a portfolio company, cause personal injury or loss of life, including to a senior manager of the Advisor or its affiliates, damage property, or instigate disruptions of service. In addition, the cost to a portfolio company or the Fund of repairing or replacing damaged assets resulting from such force majeure event could be considerable. It will not be possible to insure against all such events, and insurance proceeds received, if any, could be inadequate to completely or even partially cover any loss of revenues or investments, any increases in operating and maintenance expenses, or any replacements or rehabilitation of property. Certain events causing catastrophic loss could be either uninsurable, or insurable at such high rates as to adversely impact the Fund, the Advisor, or portfolio companies, as applicable. Force majeure events that are incapable of or are too costly to cure could have permanent adverse effects. Certain force majeure events (such as war or an outbreak of an infectious disease) could have a broader negative impact on the world economy and international business activity generally, or in any of the countries in which the Fund invests or its portfolio companies operate specifically. Such force

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majeure events could result in or coincide with: increased volatility in the global securities, derivatives and currency markets; a decrease in the reliability of market prices and difficulty in valuing assets; greater fluctuations in currency exchange rates; increased risk of default (by both government and private issuers); further social, economic, and political instability; nationalization of private enterprise; greater governmental involvement in the economy or in social factors that impact the economy; less governmental regulation and supervision of the securities markets and market participants and decreased monitoring of the markets by governments or self-regulatory organizations and reduced enforcement of regulations; limited, or limitations on, the activities of investors in such markets; controls or restrictions on foreign investment, capital controls and limitations on repatriation of invested capital; inability to purchase and sell investments or otherwise settle security or derivative transactions (i.e., a market freeze); unavailability of currency hedging techniques; substantial, and in some periods extremely high, rates of inflation, which can last many years and have substantial negative effects on credit and securities markets as well as the economy as a whole; recessions; and difficulties in obtaining and/or enforcing legal judgments.
Market Price of Common Shares. Common shares of closed-end funds frequently trades at a price lower than their net asset value. This is commonly referred to as “trading at a discount.” This characteristic of common shares of closed-end funds is a risk separate and distinct from the risk that the Fund’s net asset value may decrease. Both long and short-term investors will be exposed to this risk. The Fund is designed primarily for long-term investors and should not be considered a vehicle for trading purposes. Whether investors will realize a gain or loss upon the sale of the Fund’s common shares will depend upon whether the market value of the shares at the time of sale is above or below the price the investor paid, taking into account transaction costs, for the common shares and is not directly dependent upon the Fund’s net asset value. Because the market value of the Fund’s common shares will be determined by factors such as the relative demand for and supply of the common shares in the market, general market conditions and other factors beyond the control of the Fund, the Fund cannot predict whether its common shares will trade at, below or above NAV, or below or above the initial listing price for the common shares.
Shareholder Activism. The Fund may in the future become the target of shareholder activism. Shareholder activism could result in substantial costs and divert management’s and the board of trustees’ attention and resources from its business. Also, the Fund may be required to incur significant legal and other expenses related to any activist shareholder matters. Further, the Fund’s share price could be subject to significant fluctuation or otherwise be adversely affected by the events, risks and uncertainties of any shareholder activism.
Secondary Market for the Common Shares. The issuance of shares of common shares of the Fund through the Fund’s DRP may have an adverse effect on the secondary market for the Fund’s shares. The increase in the number of outstanding shares resulting from the issuances pursuant to the DRP and the discount to the market price at which such shares may be issued, may put downward pressure on the market price for the common shares.
Anti-Takeover Provisions. Delaware law and the Fund’s Charter and Bylaws include provisions that could limit the ability of other entities or persons to acquire control of the Fund, including the adoption of a staggered Board and the supermajority voting requirements. These provisions could deprive the shareholders of opportunities to sell their common shares at a premium over the then current market price of the common shares or at NAV.
Cybersecurity Risks. Cybersecurity refers to the combination of technologies, processes, and procedures established to protect information technology systems and data from unauthorized access, attack, or damage. The Fund, its affiliates and the Fund’s and its affiliates’ respective third-party service providers are subject to cybersecurity risks. Cybersecurity risks have significantly increased in recent years and, while the Fund has not experienced any material losses relating to cyber attacks or other information security breaches, it could suffer such losses in the future.
The Fund’s affiliates and respective third-party service providers’ computer systems, software and networks may be vulnerable to unauthorized access, computer viruses or other malicious code and other events that could have a security impact. If one or more of such events occur, this potentially could jeopardize confidential and other information, including non-public personal information and sensitive business data, processed and stored in, and transmitted through, computer systems and networks, or otherwise cause interruptions or malfunctions in the Fund’s operations or the operations of the Fund’s affiliates and the Fund and its affiliates’ respective third-party service providers. This could result in significant losses, reputational damage, litigation, regulatory fines or penalties, or otherwise adversely affect the Fund’s business, financial condition or results of operations. Privacy and information security laws and regulation changes, and compliance with those changes, may result in cost increases due to system changes and the development of new administrative processes. In addition, the Fund may be required to expend significant additional resources to modify protective measures and to investigate and remediate vulnerabilities or other exposures arising from operational and security risks.
Artificial Intelligence and Machine Learning Technology Risks. Artificial intelligence, including machine learning and similar tools and technologies that collect, aggregate, analyze or generate data or other materials, or collectively, AI, and its current and potential future applications including in the private investment and financial industries, as well as the legal and regulatory frameworks within which AI operates, continue to rapidly evolve.
Recent technological advances in AI pose risks to the Fund, the Advisor, and the portfolio companies in which the Fund invests. The Fund and the portfolio companies in which the Fund invests could also be exposed to the risks of AI if third-party service providers or

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any counterparties, whether or not known to the Fund, also use AI in their business activities. The Fund and the portfolio companies in which the Fund invests may not be in a position to control the use of AI technology in third-party products or services.
Use of AI could include the input of confidential information in contravention of applicable policies, contractual or other obligations or restrictions, resulting in such confidential information becoming accessible by other third-party AI applications and users. While the Advisor does not currently use AI to make investment recommendations, the use of AI could also exacerbate or create new and unpredictable risks to the Fund’s business, the Advisor’s business, and the business of the portfolio companies in which the Fund invests, including by potentially significantly disrupting the markets in which the Fund and its portfolio companies operate or subjecting the Fund, the portfolio companies in which the Fund invests, and the Advisor to increased competition and regulation, which could materially and adversely affect the business, financial condition or results of operations of the Fund, the portfolio companies in which the Fund invests, and the Advisor. In addition, the use of AI by bad actors could heighten the sophistication and effectiveness of cyber and security attacks experienced by the portfolio companies in which the Fund invests and the Advisor.
Independent of its context of use, AI technology is generally highly reliant on the collection and analysis of large amounts of data, and it is not possible or practicable to incorporate all relevant data into the model that AI technology utilizes to operate. Certain data in such models will inevitably contain a degree of inaccuracy and error—potentially materially so—and could otherwise be inadequate or flawed, which would be likely to degrade the effectiveness of AI technology. To the extent that the Fund or the portfolio companies in which the Fund invests are exposed to the risks of AI use, any such inaccuracies or errors could have adverse impacts on the Fund or the portfolio companies in which the Fund invests.
AI technology and its applications, including in the private investment and financial sectors, continue to develop rapidly, and it is impossible to predict the future risks that may arise from such developments.
Cash Balance Risk. The Fund’s cash is held in accounts at U.S. banking institutions. Cash held by the Fund and its portfolio companies in non-interest-bearing and interest-bearing operating accounts may exceed the Federal Deposit Insurance Corporation insurance limits. If such banking institutions were to fail, the Fund or its portfolio companies could lose all or a portion of those amounts held in excess of such insurance limitations. In addition, actual events involving limited liquidity, defaults, non-performance or other adverse developments that affect financial institutions, transactional counterparties or other companies in the financial services industry or the financial services industry generally, or concerns or rumors about any events of these kinds or other similar risks, have in the past and may in the future lead to market-wide liquidity problems, which could adversely affect the Fund and its portfolio companies’ business, financial condition, results of operations, or prospects.
Although the Fund assesses its portfolio companies’ banking relationships as necessary or appropriate, the Fund and its portfolio companies’ access to funding sources and other credit arrangements in amounts adequate to finance or capitalize the Fund or its portfolio companies’ respective current and projected future business operations could be significantly impaired by factors that affect the Fund or its portfolio companies, the financial institutions with which the Fund or its portfolio companies have arrangements directly, or the financial services industry or economy in general. These factors could include, among others, events such as liquidity constraints or failures, the ability to perform obligations under various types of financial, credit or liquidity agreements or arrangements, disruptions or instability in the financial services industry or financial markets, or concerns or negative expectations about the prospects for companies in the financial services industry. These factors could involve financial institutions or financial services industry companies with which the Fund or its portfolio companies have financial or business relationships but could also include factors involving financial markets or the financial services industry generally.
In addition, investor concerns regarding the U.S. or international financial systems could result in less favorable commercial financing terms, including higher interest rates or costs and tighter financial and operating covenants, or systemic limitations on access to credit and liquidity sources, thereby making it more difficult for the Fund or its portfolio companies to acquire financing on acceptable terms or at all.

Future Standard Privacy Policy
Future Standard (“we,” “our” or “us”) and its affiliates take measures to ensure that the use and disclosure of your private personal information is consistent with applicable law.
This Consumer Information Privacy Policy (the “Privacy Policy”) explains what non-public personal information we collect, why we collect it, how we protect your non-public personal information, and how and why, in certain cases, we share such information with our affiliates or with other parties.
This Privacy Policy applies to non-public personal information collected or used in connection with our investment offerings and services to individuals for personal, family or household purposes. This disclosure is made on behalf of Future Standard and its affiliates listed under the heading “Application of Privacy Policy to Future Standard and our affiliates” below.
By using this website, you acknowledge and accept the practices and policies outlined below, and you hereby consent to our collection, use and sharing of your Personal Information as described on this site.
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For Residents of the European Economic Area (“EEA”) AND United Kingdom (“UK”)
Unless otherwise defined below, terms in this section have the meaning given to them in the European Union General Data Protection Regulation (GDPR) and equivalent regulation in effect in the United Kingdom (GDPR)
Any personal data transmitted by you or third parties, on your behalf, through this website, or otherwise, will be processed in the United States, or other jurisdictions outside the EEA, and may not receive equivalent legal protections to those afforded under the EU (GDPR).
In addition to the personal data collection methods described in this Privacy Policy, we may collect personal data (including publicly available personal data) about you through:
•Information provided directly to us by you, or another person on your behalf, through our website, email or post, or in person;
•Information that we obtain in relation to any transactions between you and us;
•The use of internet “cookies” as described below.
We may also, in some circumstances, receive personal information about you from third parties, such as service providers or trading counterparties, regulatory or law enforcement agencies, credit reference agencies and agencies conducting background checks. Personal information may also be obtained from publicly accessible sources of information, such as public databases, industry associations, social media and online professional networks.
Future Standard and its affiliates may collect and use your personal information for the purposes of administering the relationship between us, marketing our products and services to you or the businesses with which you are associated, monitoring and analyzing our activities, and complying with applicable legal or regulatory requirements. Future Standard and its agents do not share investor's or client's mobile phone numbers with any third parties.
We will use one of the permitted grounds under the applicable law to process your information. Such grounds include instances where you have given your consent and cases where your consent is not required under applicable law, such as where we are required to comply with a legal obligation, or where we, or a third party, determine that it is necessary for our legitimate interests to collect and use your personal information.
The legitimate interests to collect your personal information may include any of the purposes identified above and any other purpose where we or a third party have determined that you have a reasonable expectation for us or a third party to collect or use your personal information for such purpose. You have the right to object to the use of your personal data for direct marketing purposes.
The types of personal data we may collect and use
The categories of personal data we may collect will depend on the nature of our relationship with you and the purpose for which information is being collected. Such personal data may include names, residential addresses or other contact details, signature, nationality, date and place of birth, national insurance or other tax identification number, photographs, copies of identification documents, bank account details, information about assets or net worth, credit history, criminal and administrative offences, source of funds details, or other sensitive information, such as certain special categories of personal data contained in relevant documents or materials (including, in some circumstances, information about a person’s ethnic origin, religious beliefs, or health).
Do we use automated decision-making processes?
No.
Do we share your personal information with third parties?
In addition to the above sources we may disclose personal data to, we may (to the extent relevant to the purpose for which we collect your information), share your personal data (including publicly available personal data) with third parties, such as:

•our affiliates or other entities that are part of our group or with our clients;
•any person to whom we have a right or obligation to disclose personal data, or where we determine that disclosure is necessary to protect or defend our rights or property, including with regulators, courts of law, governmental, regulatory or law enforcement agencies;
•our internet, IT, telecommunications and other service providers;
•service providers and trading counterparties to our clients;
•credit reference agencies and other third parties conducting background checks in the context of employment or client, counterparty, or investment due diligence;
•any person, as directed by you; or
•any person to whom we transfer any of our rights or obligations under any agreement, or in connection with a sale, merger or consolidation of our business or other transfer of our assets, whether voluntarily or by operation of law, or who is otherwise deemed to be our successor or transferee.
International transfers of personal data
Due to the international nature of our business, your personal data may be transferred to countries outside of the European Economic Area or United Kingdom (as applicable), such as to jurisdictions where we or our clients conduct business or have a service provider, including countries that may not have the same level of data protection as that afforded by the GDPR (including or other data protection rules applicable to us (collectively, “Data Protection Law”). In these circumstances, we take steps to ensure that the recipient agrees to keep your information confidential and that it is held securely in accordance with the requirements of Data Protection Law, such as by requesting appropriate contractual undertakings in our legal agreements with service providers.
For how long do we keep your personal information?
We will generally keep personal information about you for as long as necessary in relation to the purpose for which it was collected, or for such longer period if required under applicable law or necessary for the purposes of our other legitimate interests.
The applicable retention period will depend on several factors, such as any legal obligation to which we or our service providers are subject as well as whether you decide to exercise your right to request the deletion of your information from our systems. As a minimum, information about you will be retained for the entire duration of any business relationship we may have with you, and for a minimum period of five years after the termination of any such relationship.
We will, from time to time, review the purpose for which we have collected information about you and decide whether to retain it, update it, or securely delete it, if the information is no longer required.
What are your rights?
You have certain rights under Data Protection Law in respect of the personal data we hold about you and which you may exercise. These rights are:
•to request access to your information;
•to request rectification of inaccurate or incomplete information;
•to request erasure of your information (a “right to be forgotten”);
•to restrict the processing of your information in certain circumstances;
•to object to our use of your information, such as where we have considered such use to be necessary for our legitimate interests (e.g., in the case of direct marketing activities);
•where relevant, to request the portability of your information;
•where you have given consent to the processing of your data, to withdraw your consent; and
•to lodge a complaint with the competent supervisory authority.
Complaining to EU Supervisory Authority or UK Information Commissioner’s Office
You may make a complaint to the relevant supervisory authority of the country where you are resident. A complaint in respect of Future Standard and its affiliates may also be made to the Information Commissioner’s Office in the United Kingdom
Updates to the Privacy Policy
This Privacy Policy is subject to occasional revision, and if we make any material changes in the way we use your Personal Information, we will notify you by sending you an email to the last email address you provided to us and/or by prominently posting notice of the changes on the Services and updating the effective date above.
Information that we collect and may disclose
We collect information from and about you in order to provide the level of service that you expect. Non-public personal information about you may include: your name, mailing address, email address, tax identification number, age, account information, investment amounts in our sponsored offerings, marital status, number of dependents, assets, debts, income, net worth, employment history, financial statements, beneficiary information, personal bank account information, credit history information, broker-dealer, financial professional, individual retirement account (“IRA”) custodian, account joint owners and other similar parties, the Future Standard investments and services you purchase, your Future Standard investment balance and transactional history, and the fact that you are or have been an investor in Future Standard investments and particulars related to any such investment.
Specific examples of personal information that we may collect and may disclose to affiliates and certain third parties include:
•Information we receive from you on applications, subscription agreements or other forms. Examples include your name, mailing address and email address.
•Information about your transactions with us, our affiliates and others, such as account balances, payment history, account activity and financial statements. If you visit our website, information you submit to us on our website forms and information we collect through ‘cookies.’ A cookie is a small file that is created to help visitors navigate a website, and is useful to track the traffic to and at a site and to personalize the website. You may refuse the cookies but certain services on a website may not then function properly.
•If you create a login and password on our website to access your Future Standard investment, we will collect and use the login and password to verify your identity and for our internal use in maintaining your website account.
•Information obtained from others, such as credit reports from consumer credit reporting agencies.
•If you access our website, you speciﬁcally waive any claims relating to “trace and trap” software, the California Invasion of Privacy Act, California’s Unfair Competition Law and any similar laws of other jurisdictions.
We also collect information via third-party analytics platforms, such as Google Analytics. These platforms place cookies on your device and provide insight into site engagement and visitor behavior. The site uses GA4 tracking cookies, including but not limited to: session ID, session number, last hit timestamp, engagement duration and start time, page view count. Additionally, the site uses Google Ads cookies to measure ad campaign performance. By default, Future Standard’s instance of Google Analytics does not store users’ IP addresses; however, if you accept analytics tracking through our cookie consent form, you agree to Google’s collection and use of data.
You may use your browser to decline the use of cookies, but this action may affect the general functionality of the website. To learn more about opting out of Google Analytics, please click here https://tools.google.com/dlpage/gaoptout.
Please view our cookie policy for more information.
How we use and disclose information
Future Standard, its affiliates and its third-party service providers work together to provide a variety of investments and services and may need to share some or all of the non-public personal information collected about you to maintain an efficient and effective network of offerings and services. The responsible use and disclosure of the non-public personal information we collect is crucial to our ability to provide our clients with the types of products and services they expect and may occur under a variety of different circumstances.
For example, we may:
•Use your personally identifiable information internally for the purposes of furthering our business, which may include analyzing your information, matching your information with the information of others, processing services, maintaining accounts, resolving disputes, preventing fraud and verifying your identity.
•Disclose your personally identifiable information when required by law (e.g., in connection with judicial, administrative or investigative matters).
•Use and disclose your personally identifiable information on an aggregate basis. This means that we may combine parts of your information with parts of the information from our other investors without including your name, complete telephone number, complete email address or your street address in the combination. Examples of how we use aggregate information include determining the most common ZIP Code among investors that use the website and disclosing that ZIP Code to other parties, or determining and disclosing demographic information such as the average income of investors in our sponsored investments.
Sharing with our affiliates
We may share your personally identifiable information with our affiliates engaged in investment or other related financial service activities. Examples might include customer-initiated service requests, establishing and managing your investment, completing your investor transactions and sharing information with parties acting at your request and on your account, such as your broker-dealer, financial professional, joint owners and IRA custodian.
Sharing with non-affiliated service providers
We may disclose your personal information to non-affiliated service providers who perform business functions on our behalf, which may include marketing of our own sponsored investments and services, check printing and data processing. Non-affiliated third-party service providers often aid us in the efficient and effective delivery of services, and there may be circumstances in which it is necessary to disclose non-public personal information we collect to such parties. However, before we disclose non-public personal information to a non-affiliated party, we require it to agree to keep our investor information confidential and secure and to use it only as authorized by us.
Also, we will only share your non-public information with non-affiliated third parties under circumstances covered by state or federal law “opt-out” notice exceptions, such as servicing a financial product or service authorized by the customer, resolving consumer disputes and protecting against potential fraud or unauthorized transactions. Should this policy ever change in the future, you will be given adequate notice and the option to “opt-out” of such disclosure.

We may also disclose the following information to companies that perform marketing services on our behalf or to other financial institutions with whom we have joint marketing agreements:
•Information we receive from you on applications or other forms, such as your name, address, Social Security number, assets and income.
•Information about your transactions with us, our affiliates or others, such as your payment history and parties to the transactions.
•Information we receive from a consumer-reporting agency, such as your creditworthiness and credit history.
We require all joint marketers to have written contracts with us that specify appropriate use of your personal information, require them to take steps to safeguard your personal information and prohibit them from making unauthorized or unlawful use of your personal information.
Future Standard and its affiliates do not share, sell or rent your personal, private information with outside marketers who may want to offer their own products and services to you.
How we protect your information
Future Standard and its affiliates maintain a comprehensive information security program designed to ensure the security and confidentiality of customer information, protect against threats or hazards to the security of such information and prevent unauthorized access. This program includes:
•Procedures and specifications for administrative, technical and physical safeguards.
•Security procedures related to the processing, storage, retention and disposal of confidential information.
•Programs to detect, prevent and, when necessary, respond to attacks, intrusions or unauthorized access to confidential information.
•Restricting customer information access to employees who need to know that information to provide products and services to you and appointing specific employees to oversee our information security program.
Notification of changes to our Privacy Policy
If we decide to change this Privacy Policy, we will post those changes on our website. If at any point we decide to use or disclose your personally identifiable information in a manner different from that stated at the time it was collected, we will notify you in writing. We will otherwise use and disclose a user’s or an investor’s personally identifiable information in accordance with the privacy policy that was in effect when such information was collected.
Change in control
If Future Standard or any of its affiliates experience a “change in control” (as defined below), then we may amend our information practices as described in this Privacy Policy. We will disclose your personally identifiable information to the company or other legal entity that succeeds us (subject to the change in control or the operation of the website). The privacy policy of the succeeding legal entity will then govern the personally identifiable information that Future Standard or its affiliates collected from you under this Privacy Policy or such successor entity’s privacy policy. However, if applicable law prohibits the succeeding legal entity’s privacy policy from governing your personally identifiable information, then this Privacy Policy shall continue to govern. “Change in control” means any of the following events:
•A reorganization, merger, consolidation, acquisition or other restructuring involving all or substantially all of Future Standard or an affiliate’s voting securities and/or assets, by operation of law or otherwise.
•Insolvency.
•A general assignment for the benefit of creditors.
•The appointment of a receiver.
•The filing of a bankruptcy or insolvency proceeding.
•The liquidation of assets.
Application of Privacy Policy to Future Standard and our affiliates
This Privacy Policy applies to Future Standard and the following affiliated Future Standard companies: FS Investment Solutions, LLC; Franklin Square Holdings, L.P. (d/b/a Future Standard); Franklin Square Holdings, G.P., LLC; any fund or other investment sponsored by Future Standard and their respective subsidiaries and investment advisers; and all other funds or entities created in the future that offer investment or services to individuals for personal, family or household purposes.
Questions about this Privacy Policy
If you have any questions about this Privacy Policy and/or our personal information practices, please email us at PrivacyPolicy@FutureStandard.com.
Future Standard
3025 JFK Boulevard
Philadelphia, PA 19104

www.futurestandard.com	AN25-FSSL
© 2026 Future Standard

Item 1. Reports to Shareholders.
(b) The following is a copy of the notice transmitted to shareholders in reliance on Rule 30e-3 under the 1940 Act that contains disclosures specified by paragraph (c)(3) of that rule:

Future Standard®

Important Fund Report(s) Now Available Online and In Print by Request.
Annual and Semi-Annual Reports contain important information about the fund, including its holdings and financials. We encourage you to review the report(s) at the website below:

https://futurestandard.com/legal-filings/fs-specialty-lending-fund
FS Specialty Lending Fund Annual Report

Request a printed/email report at no charge and/or elect to receive paper reports in the future, by calling or visiting (otherwise you will not receive a paper/email report):
1-877-628-8575
https://bit.ly/fs-investor-login

Go Paperless! Update your communication preferences at the website listed or scanning the QR Code below
https://bit.ly/fs-investor-login

Item 2. Code of Ethics.
(a)The registrant has adopted a Code of Business Conduct and Ethics (as amended, the “Code of Ethics”) that applies to all officers, trustees, directors and other personnel of the Fund and FS Specialty Lending Advisor, LLC (the "Advisor”), the Fund’s investment adviser, including the Fund’s principal executive officer, principal financial officer, principal accounting officer or controller and persons performing similar functions.

(b)Not applicable.

(c)On August 13, 2025, the board of trustees (the "Board") approved the current version of Code of Ethics. A copy of the Code of Ethics is included herein as Exhibit (a)(1) and also is available on the Fund’s “Corporate Governance” page on Future Standard's website at https://futurestandard.com/investments/fs-specialty-lending-fund/corporate-governance.

(d)During the period covered by the Annual Report included in Item 1(a) of this Form N-CSR, the Fund did not grant any waiver, explicit or implicit, from a provision of the Code of Ethics to its principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions. The amendments reflected in the Code of Ethics and discussed above did not relate to or result in any waiver, explicit or implicit, of any provision of the Fund’s previous Code of Business Conduct and Ethics.

(e)Not applicable.

(f)A copy of the Code of Ethics is included herein as Exhibit (a)(1) and also is available on the Fund’s “Corporate Governance” page on Future Standard's website at https://futurestandard.com/investments/fs-specialty-lending-fund/corporate-governance.

Item 3. Audit Committee Financial Expert.
(a)(1)    The Board has determined that the Fund has at least one “audit committee financial expert” serving on the audit committee of the Board (the “Audit Committee”), as such term is defined for purposes of Item 3 of Form N-CSR.
(a)(2)    The Board has determined that Gregory P. Chandler is an “audit committee financial expert” and “independent,” as such terms are defined for purposes of Item 3 of Form N-CSR.
(a (a)(3)    Not applicable.

Item 4. Principal Accountant Fees and Services.
(a)Audit Fees. The aggregate fees billed to the Fund for the fiscal years ended December 31, 2025 and 2024 for professional services rendered by Ernst & Young LLP, the Fund’s independent registered public accounting firm (“Ernst & Young”), for the audit of the Fund’s annual financial statements and services that are normally provided by Ernst & Young in connection with statutory and regulatory filings or engagements were $533,489 and $539,000, respectively.

(b)Audit-Related Fees. The aggregate fees billed to the Fund for the fiscal years ended December 31, 2025 and 2024 for assurance and related services by Ernst & Young that were reasonably related to the performance of the audit of the Fund’s financial statements and not reported in Item 4(a) above were $71,000 and $0, respectively.

(c)Tax Fees. The aggregate fees billed to the Fund for the fiscal years ended December 31, 2025 and 2024 for professional services rendered by Ernst & Young for tax compliance, tax advice and tax planning were $0 and $0, respectively.

(d)All Other Fees. No fees were billed to the Fund for the fiscal years ended December 31, 2025 and 2024 for products and services provided by Ernst & Young, other than the services reported in Items 4(a) through (c) above.

(e)Audit Committee Pre-Approval Policies and Procedures.

(1)The Audit Committee has adopted, and the Board has approved, a Policy on Pre-Approval of Audit and Non-Audit Services (the “Policy”), which is intended to comply with Rule 2-01 of Regulation S-X and sets forth guidelines and procedures to be followed by the Fund when retaining an auditor to perform audit, audit-related, tax and other services for the Fund. The Policy permits such services to be pre-approved by the Audit Committee pursuant to either a general pre-approval or specific pre-approval. Unless a type of service provided by the auditor has received general pre-approval, it requires specific pre-approval by the Audit Committee. Any proposed services exceeding pre-approved cost levels require specific pre-approval by the Audit Committee.

(2)All services described in paragraphs (b) and (c) of this Item 4 were pre-approved before the engagement by the Audit Committee pursuant to paragraph (c)(7)(i)(A) of Rule 2-01 of Regulation S-X. Consequently, none of such services were required to be approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)Not applicable.

(g)The aggregate non-audit fees billed by Ernst & Young for services rendered to the Fund, the Advisor and any entity controlling, controlled by or under common control with the Advisor that provides ongoing services to the Fund for the fiscal years ended December 31, 2025 and 2024 were $0 and $0, respectively.

(h)Not applicable.

(i)Not applicable.

(j)Not applicable.

Item 5. Audit Committee of Listed Registrants.
(a)The Fund has a separately designated standing Audit Committee established in accordance with Section 3 (a)(58)(A) of the Exchange Act and is comprised of the following members:
Gregory P. Chandler, Chairman
Richard I. Goldstein
Charles P. Pizzi
Pedro A. Ramos

(b)Not applicable.

Item 6. Investments.
(a)The Fund’s consolidated schedule of investments as of December 31, 2025 is included as part of the Annual Report included in Item 1(a) of this Form N-CSR.

(b)Not applicable.

Item 7. Financial Statements and Financial Highlights for Open-End Management Investment Companies.
(a)Not applicable.

(b)Not applicable.

Item 8. Changes In and Disagreements with Accountants for Open-End Management Investment Companies.
Not applicable.

Item 9. Proxy Disclosures for Open-End Management Investment Companies.
Not applicable.

Item 10. Remuneration Paid to Trustees, Officers and Others of Open-End Management Investment Companies.
Not applicable.

Item 11. Statement Regarding Basis for Approval of Investment Advisory Contract.
At a meeting of the Board held on March 5, 2025, the Board, including a majority of the trustees of the Fund who are not “interested persons” (as that term is defined in the 1940 Act) of the Fund, or the Independent Trustees, considered and approved (1) the continuation of the Fund’s investment advisory and administrative services agreement with FS/EIG Advisor, LLC, or the FS/EIG Advisory Agreement, and (2) the Fund entering into the investment advisory agreement with FS Specialty Lending Advisor, LLC, or the Current Advisory Agreement, upon completion of the Reorganization (defined below). The Reorganization is defined as the conversion of the Fund from a business development company, or BDC, to a closed end-fund registered under the 1940 Act by merging with and into a newly-formed Delaware statutory trust registered under the 1940 Act as a closed-end management investment company pursuant to the Agreement and Plan of Reorganization, dated as of April 22, 2025, among the Fund and the newly formed closed-end fund, New FS Specialty Lending Fund, and, for the limited purposes set forth therein, FS/EIG Advisor, LLC.
The Fund was previously managed by FS/EIG Advisor, LLC pursuant to the FS/EIG Advisory Agreement and FS/EIG Advisor, LLC was jointly operated by an affiliate of Franklin Square Holdings, L.P. (which does business as Future Standard) (formerly FS Investments) and EIG Asset Management, LLC, or EIG. The Reorganization contemplated that upon the closing of the Reorganization, Future Standard would acquire EIG's interest in FS/EIG Advisor, LLC, or the Advisor Transaction, and FS/EIG Advisor would become an indirect wholly-owned subsidiary of Future Standard. The Reorganization took place on October 28, 2025. Upon the closing of the Reorganization, the closed-end fund changed its name to FS Specialty Lending Fund, the Advisor Transaction occurred and the Fund’s investment adviser changed its name to FS Specialty Lending Advisor, LLC, or the Advisor. Following the Reorganization, the closed-end fund is the successor to the BDC, and the accounting and performance record of the closed-end fund is that of the BDC.
In approving the Current Advisory Agreement, the Board considered information furnished and discussed throughout the year at Board meetings and executive sessions with management and counsel, including information specifically provided for the consideration of the reapproval of the FS/EIG Advisory Agreement and the approval of the Current Advisory Agreement in response to requests for information from the Independent Trustees and their independent legal counsel.
In their deliberations, the Board considered a range of materials and information regarding the nature, extent and quality of services provided by the Advisor; the past performance of the Fund compared to relevant indices, other funds advised by the Advisor or its affiliates that were relatively comparable to the Fund in terms of structure, investment objectives, assets under management, portfolio mix and/or other similar criteria, or the Other FS Funds, and third-party closed-end funds and BDCs that the Advisor believed were relatively comparable to the Fund in terms of structure, investment objectives, assets under management, portfolio mix and/or other similar criteria, or the Peer Funds; the proposed fees and expenses of the Fund as a closed-end fund compared to fees and expenses of the Fund as a BDC, Other FS Funds and the Peer Funds; the possibility of economies of scale that could be passed on to the Fund; the anticipated profitability of the Advisor; the anticipated effect of the proposed Advisor Transaction; and the terms of the Proposed Reorganization. The Board also considered information related to potential “fall out” or ancillary benefits enjoyed by the Advisor (and its affiliates) as a result of its relationship with the Fund. In addition to evaluating, among other things, the written information provided by the Advisor, the Board also considered presentations from the Advisor and the answers to questions posed by the Board to representatives of the Advisor at the meeting. The Board noted that in light of the continuity of the investment strategy and the FS professionals of the Fund as a registered closed-end fund relative to the Fund as a BDC following the Reorganization and the Advisor Transaction, the Independent Trustees’ consideration of information relating to the Fund as a BDC remained relevant to their evaluation of the Current Advisory Agreement.
The Independent Trustees also met separately in an executive session with their independent legal counsel to review and consider the information provided regarding the Current Advisory Agreement.
Based on their review, the Board and the Independent Trustees concluded that it was in the best interests of the Fund and its shareholders to approve the Current Advisory Agreement. In their deliberations, the Board did not identify any single factor or group of factors as all-important or controlling, but considered all factors together. The material factors and conclusions that formed the basis for the Board’s determinations are discussed below.
Nature, Extent and Quality of Services. With respect to the nature, extent and quality of services to be provided by the Advisor to the Fund, the Independent Trustees reviewed information describing the financial strength, experience, resources, compliance programs, and key personnel of the Advisor (and its affiliates), including the personnel who provide investment management services to the Fund as a BDC. The Independent Trustees recognized the significant investment of time, capital and human resources provided by the Advisor, and also recognized the Advisor’s financial strength and continued efforts to develop and allocate resources necessary to continue to manage the Fund and that has resulted in the successful operation and management of the Fund since converting from an energy-focused BDC to a diversified credit BDC. The Independent Trustees considered, among other things, the Advisor’s professional staffing, recognizing the quality of the Advisor’s investment professionals and the expertise of the Advisor in determining appropriate investments. The Board also noted the administrative services the Advisor provides to the Fund as a BDC, and will provide to the Fund as a registered closed-end fund, including general ledger accounting, fund accounting, legal services, investor relations and other administrative services. The Independent Trustees considered the Advisor’s transparency and professionalism, particularly through exploring strategic alternatives for the Fund.
The Independent Trustees also considered the proposed change to the structure of the Advisor as a result of the Advisor Transaction when considering whether to approve the Current Advisory Agreement. The Independent Trustees noted that FS was planning to acquire EIG’s interest in the Advisor concurrently with the Reorganization. The Independent Trustees noted that, since the Fund’s repositioning to a diversified credit strategy, the energy and power companies held by the Fund have decreased substantially. In light of this, the Independent Trustees considered that the capabilities of EIG in managing the energy assets held by the Fund are no longer critical to the functioning of the Fund and that the investment management capabilities of the Advisor’s personnel would be able to manage the remaining energy and power investments left in the Fund.
The Independent Trustees determined that they were satisfied with the nature, quality and extent of services provided by the Advisor to the Company, the expertise and capabilities of the Advisor’s personnel, the financial strength of the Advisor and continued efforts to develop and allocate resources necessary to continue to manage the Fund’s portfolio.
Investment Performance. The Board and the Independent Trustees considered the Advisor’s explanations as to the Fund’s historical investment performance both while the Fund was focused on energy and power companies and after the Fund converted to a diversified credit fund. The Independent Trustees determined that they were satisfied with the Fund’s performance as compared to the performance of relevant benchmark indices, Other FS Funds and the Peer Funds. The Board and the Independent Trustees noted that the Fund has limited performance information under its new diversified credit investment strategy; however, the Fund’s one-year performance information is in line with the average of its Peer Group. The Independent Trustees also considered the Advisor’s explanation that the Fund’s performance since it started to invest in diversified credit performed consistent with its expectations.
Fees and Expenses; Profitability. With regard to the Fund’s proposed advisory fee and anticipated expense ratio both before and after listing the Fund’s common shares on a national securities exchange, or the Listing, the Independent Trustees considered the proposed changes to the advisory fees for the Fund as compared to the then-current advisory fees for the Fund both before and after listing, including that: (i) the proposed base management fee of the Fund will be less than the then-current base management fee of the Fund after the Listing; (ii) the differences in the hurdle rate for the income incentive fee, which may make it more likely that the Fund, following the Listing, will pay an income incentive fee; and (iii) the removal of the capital gains incentive fee. In addition, the Independent Trustees considered that the Advisor has contractually agreed to waive a portion of the base management fee and income incentive fee beginning upon the Listing and continuing for so long as the Fund is a registered closed-end fund. The Independent Trustees also considered the anticipated advisory fees and expense ratios both before and after the anticipated leverage of the Fund. The Independent Trustees reviewed and considered comparative fee information of the Fund’s fee against the Fund’s then-current peer group as an unlisted BDC and the Fund’s peer group as a listed closed-end fund. The Trustees noted that the proposed base management fee, income incentive fee and anticipated total expense ratio of the Fund are generally in-line with or slightly above its peers. The Independent Trustees also acknowledged the Advisor’s financial strength and the continued efforts to develop and allocate resources necessary to continue to successfully manage the Fund. The Board then reviewed the profitability information provided by the Advisor for the Fund and the methodology for determining profitability.
The Board determined that, based on the information reviewed and taking into consideration the benefits to Fund shareholders of the Reorganization and the Listing, the Advisor’s management fees and profitability were reasonable in relation to the services to be rendered to the Fund by the Advisor.
Economies of Scale. The Board discussed whether economies of scale may be realized as the Fund grows and whether the Fund’s fee levels reflect these economies of scale for the benefit of Fund shareholders. The Board noted management’s discussion that given the Fund’s investment model, the Advisor was less likely in relation to the Fund than conventional mutual funds to achieve significant economies of scale with respect to its advisory function. The Board also noted the Advisor’s commitment to monitor economies of scale on an ongoing basis.
Other Benefits. The Board considered other benefits that may accrue to the Advisor and its affiliates from their relationships with the Successor Fund, including, among other things, the ability of the Advisor’s and its affiliates’ other funds to co-invest in certain privately negotiated transactions in accordance with the co-investment orders.
Overall Conclusions. Based on all of the information considered and the conclusions reached, the Board, including a majority of the Independent Trustees, determined that the terms of the Current Advisory Agreement are fair and reasonable and that the approval of the Current Advisory Agreement is in the best interests of the Fund and its shareholders. The Board, including a majority of the Independent Trustees, approved the Current Advisory Agreement.

Item 12. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
The Fund has delegated the responsibility for voting proxies relating to its voting securities to the Advisor, pursuant to the proxy voting policies and procedures of the Advisor. The Advisor’s proxy voting policies and procedures are included herein as Exhibit (a)(6).

Item 13. Portfolio Managers of Closed-End Management Investment Companies.
(a)(1)    Information regarding the portfolio managers primarily responsible for the day-to-day management of the Fund’s portfolio as of the date hereof is set forth below. The information set forth below is current as of the date hereof.
Andrew Beckman is a Managing Director and Head of Global Credit at Future Standard and serves as a Portfolio Manager for the Fund, FS Tactical Opportunities Fund, FS Credit Opportunities Corp., FS Credit Income Fund, PA Senior Credit Fund and FS Senior Credit Fund. Previously, Mr. Beckman was a Partner and Head of Corporate Credit and Special Situations at DW Partners, a $3 billion alternative credit manager. Prior to joining DW Partners, he built and managed Magnetar Capital’s event-driven credit business and served as Head of Event Credit and Head of its Credit Opportunities Fund. Before this, he was a Managing Director and Co-Head of Goldman Sachs’ Special Situations Multi-Strategy Investing Group. Earlier in his career, he worked at lnvestcorp International in its North American private equity business and at Salomon Smith Barney in the Investment Bank’s Mergers and Acquisitions Group. Mr. Beckman graduated magna cum laude from the University of Pennsylvania’s Wharton School of Business, earning a B.S. in Economics with a concentration in Finance and Management.
Nicholas Heilbut is a Managing Director at Future Standard and serves as a Portfolio Manager and Director of Research for the Fund, FS Tactical Opportunities Fund, FS Credit Opportunities Corp., FS Credit Income Fund, PA Senior Credit Fund and FS Senior Credit Fund. Previously, Mr. Heilbut was a Managing Director at DW Partners, where he focused on investments in stressed and distressed debt. From 2012-2016, Mr. Heilbut served as the Head of Research for Magnetar’s Event Credit business and the Magnetar Credit Opportunities Fund. He was also a member of the Event Driven Investment Committee. Prior to joining Magnetar, Mr. Heilbut worked at Serengeti Asset Management, where he was responsible for the firm’s investments in financial institutions, health care, media and sovereign debt. Mr. Heilbut joined Serengeti from Goldman Sachs where he was a Vice President in the firm’s Special Situations Group's Multi-Strategy Investing business, where he invested in multiple asset classes including public corporate credit and equities, private corporate credit and equities, drug royalties and distressed financial assets. Mr. Heilbut began his career as an associate in Donaldson, Lufkin & Jenrette’s mortgage department. Mr. Heilbut earned a BA in History (Phi Beta Kappa) from the University of Michigan and an MBA from Columbia Business School.
Robert Hoffman is a managing director and Head of Credit Solutions at Future Standard, where he serves as the firm’s primary subject matter expert on the corporate credit markets and select alternative investment solutions. In this role, he develops key communications and resources to help position and educate on Future Standard's products. He previously served as the firm’s Head of Investment Research, leading the team that analyzes the fundamentals behind market movements, macroeconomic trends and the performance of specific industries. He also serves on the investment committee for the Fund, FS Credit Opportunities Corp., FS Credit Income Fund and FS Senior Credit Fund. Mr. Hoffman has over 25 years of experience in the investment and financial services industry. and has been with Future Standard since 2012. Prior to joining Future Standard, he was an Executive Director at Nomura Corporate Research and Asset Management, Inc., an asset management firm with approximately $20 billion in assets under management. At Nomura, he was responsible for loan portfolio management and trading, and he and his team managed nearly $3 billion in loan assets for retail and institutional clients. Prior to becoming a portfolio manager, he was a senior credit analyst focusing primarily on first- and second-lien corporate loan issues. He covered a range of sectors including energy and gas, utilities, healthcare, chemicals, technology, autos and industrials. Mr. Hoffman is a chartered Financial Analyst. He graduated from Columbia University with a BA in Political Science.
(a)(2)    The portfolio managers primarily responsible for the day-to-day management of the Fund also manage other registered investment companies, other pooled investment vehicles and other accounts, as indicated below. The following table identifies, as of December 31, 2025: (i) the number of other registered investment companies, other pooled investment vehicles and other accounts managed by each portfolio manager; (ii) the total assets of such companies, vehicles and accounts; and (iii) the number and total assets of such companies, vehicles and accounts that are subject to an advisory fee based on performance:

	Number of Accounts	Assets of Accounts (in thousands)(1)	Number of Accounts Subject to a Performance Fee	Assets Subject to a Performance Fee (in thousands)(1)
Andrew Beckman
Registered Investment Companies	2	$2,885,135	1	$2,158,959
Other Pooled Investment Vehicles	3	$867,761	3	$867,761
Other Accounts	10	$2,434,553	7	$2,232,827
Nicholas Heilbut
Registered Investment Companies	2	$2,885,135	1	$2,158,959
Other Pooled Investment Vehicles	3	$867,761	3	$867,761
Other Accounts	10	$2,434,553	7	$2,232,827
Robert Hoffman
Registered Investment Companies	2	$2,885,135	1	$2,158,959
Other Pooled Investment Vehicles	—	—	—	—
Other Accounts	—	—	—	—
____________________
(1)The assets for the accounts with fiscal year ends of October 31 represent assets as of January 31, 2025.
Potential Conflicts of Interest
The Advisor and certain of its affiliates may experience conflicts of interest in connection with the management of the Fund, including, but not limited to, the following:
•The managers, officers and other personnel of the Advisor allocate their time, as they deem appropriate, between advising the Fund and managing and operating other investment activities and business activities in which they are or may become involved including the management of other entities affiliated with Future Standard;
•The principals of the Advisor may serve as officers, paid advisors, trustees or in comparable management functions for portfolio companies in which the Fund invests, and may receive compensation in connection therewith;
•The Advisor may have overlapping investment objectives across its funds, accounts or other investment vehicles or its affiliates' funds, accounts or other investment vehicles;
•The Fund may now, or in the future, compete with other funds or clients managed or advised by the Advisor or affiliates of the Advisor for investment opportunities, subjecting the Advisor and its affiliates to certain conflicts of interest in evaluating the suitability of investment opportunities and making or recommending acquisitions or sales on the Fund’s behalf;
•Subject to applicable law, the Advisor and its affiliates may now, or in the future, acquire, hold or sell securities in which the Fund invests;
•In some cases, the Advisor or an affiliate will receive a fee from a third-party investor for making excess investment opportunities available, and such fee creates an incentive to recommend such opportunities to the Fund or the Fund Complex and to allocate opportunities to such a third-party investor;
•The Advisor and its affiliates are subject to conflicts of interest because of the varying compensation arrangements among their respective clients. For example, certain funds are subject to incentive fees, while certain other funds are not, which could incentivize the Advisor or its affiliates to favor certain funds when allocating investments.
•Members of the senior management and investment teams and other employees of the Advisor or its members or their respective affiliates may from time to time invest in portfolio companies in which the Fund invests.
•Regardless of the quality of the assets acquired by the Fund, the services provided to the Fund or whether the Fund makes distributions to shareholders, the Advisor will receive the management fee in connection with the management of the Fund’s portfolio (other than during periods in which the Advisor has agreed to waive any or all of such fees);
•From time to time, to the extent consistent with the 1940 Act and the rules and regulations promulgated thereunder, the Fund and other clients for which the Advisor or its affiliates provides investment management services or carry on investment activities may make investments at different levels of an issuer’s capital structure or otherwise in different classes of an issuer’s securities, as may be permitted by law and subject to compliance with appropriate procedures. These investments give rise to inherent conflicts of interest or perceived conflicts of interest between or among the various classes of securities that may be held by the Fund and such other clients and may make certain investment opportunities, which might otherwise be desirable, unavailable or impractical even if appropriate procedures are in place. Additionally, investment at different levels of an issuer’s capital structure or otherwise in different classes of an issuer’s securities by the Fund and other clients of the Advisor or its affiliates may result in the Advisor or its affiliates coming into possession of confidential or material, non-public information that would limit the ability of the Fund to acquire or dispose of investments, even if such acquisition or disposition would otherwise be desirable. This could constrain the Fund’s investment flexibility and result in the Fund being unable or restricted from initiating transactions in certain securities or liquidating or selling certain investments at a time when the Advisor would otherwise take an action;
•The Advisor and its respective affiliates may give advice and recommend securities to other clients, family or friends, in accordance with the investment objectives and strategies of such other clients, family or friends, which may differ from advice given to, or the timing or nature of the action taken with respect to, the Fund so long as it is their policy, to the extent practicable, to recommend for allocation and/or allocate investment opportunities to the Fund on a fair and equitable basis relative to their other clients, family and friends, even though their investment objectives may overlap with those of the Fund. Subject to applicable law, the Fund may periodically sell loans that it previously acquired after a short period of time to earn fees or other revenue, including from purchasers that do not participate in loan originations. The Advisor or its affiliates may receive asset-based fees from purchasers that are advisory clients, resulting in a conflict of interest for the Advisor;
•The Advisor and its affiliates may have existing business relationships or access to material non-public information that would prevent it from considering, approving or consummating an investment opportunity (including a disposition of an existing investment) that would otherwise fit within the Fund’s investment objective and strategies. This could constrain the Fund’s investment flexibility and result in the Fund being unable or restricted from initiating transactions in certain securities or liquidating or selling certain investments at a time when the Advisor would otherwise take such an action;
•To the extent permitted by the 1940 Act and interpretations of the staff of the SEC, and subject to the allocation policies of the Advisor and any of its affiliates, as applicable, the Advisor, and any of its affiliates may deem it appropriate for the Fund and one or more other investment accounts managed by the Advisor or any of its affiliates to participate in an investment opportunity. In an order dated November 13, 2024, the SEC granted exemptive relief permitting the Fund, subject to satisfaction of certain conditions, to co-invest in certain privately negotiated investment transactions with certain affiliates of the Advisor. Any of these co-investment opportunities may give rise to conflicts of interest or perceived conflicts of interest among the Fund and the other participating accounts. To mitigate these conflicts, the Advisor and its affiliates managing other funds and accounts participating in transactions under the order will seek to execute such transactions for all of the participating investment accounts, including the Fund, on a fair and equitable basis and in accordance with their respective allocation policies, taking into account any number of factors which may include, but are not limited to, the relative amounts of capital available for new investments and the investment programs and portfolio positions of the Fund, the clients for which participation is appropriate and any other factors deemed appropriate; and
•The 1940 Act prohibits certain “joint” transactions with certain of the Fund’s affiliates, which in certain circumstances could include investments in the same portfolio company (whether at the same or different times), without the prior approval of the SEC. If a person, directly or indirectly, acquires more than 5% of the voting securities of the Fund or the Advisor (or either of their respective controlling entities), the Fund will be prohibited from buying any securities or other property from or selling any securities or other property to such person or certain of that person’s affiliates, or entering into joint transactions with such persons, absent the availability of an exemption or prior approval of the SEC. Similar restrictions limit the Fund’s ability to transact business with its officers or trustees or their affiliates. The SEC has interpreted the 1940 Act rules governing transactions with affiliates to prohibit certain “joint transactions” involving entities that share a common investment adviser. As a result of these restrictions, the scope of investment opportunities that would otherwise be available to the Fund may be limited.

(a)(3)    The following description regarding portfolio manager compensation is provided as of December 31, 2025. The Advisor’s investment personnel are not employed by the Fund and receive no direct compensation from the Fund in connection with their investment management activities.
Consistent with Future Standard's integrated culture, Future Standard has one firm-wide compensation and incentive structure, which covers investment personnel who render services to the Fund on behalf of the Advisor. Future Standard's compensation structure is designed to align the interests of the investment personnel serving the Fund with those of shareholders and to give everyone a direct financial incentive to ensure that all of Future Standard's resources, knowledge and relationships are utilized to maximize risk-adjusted returns for each strategy.
Each of Future Standard's senior executives, including each of the investment personnel who render services to the Fund on behalf of the Advisor, receives a base salary and is eligible for a discretionary bonus. In addition to discretionary bonuses, investment professionals of Future Standard may be eligible to receive incentive compensation, including equity awards, from Future Standard based on the earnings or other performance metrics of the applicable investment advisor and/or fund.
All final compensation decisions are made by the management committee of Future Standard based on input from managers. Base compensation and discretionary bonuses are determined based on a combination of factors, which could include, among others, considerations such as overall firm performance, individual contribution and performance, and relevant market and competitive compensation practices for other businesses.
The compensation information disclosed within this subsection is as of December 31, 2025.
(a)(4)    The following table shows the dollar range of equity securities in the Fund beneficially owned by each member of the Advisor’s investment committee as of December 31, 2025, based on the net asset value per share of the Fund’s common shares as of December 31, 2025.

Name of Investment Committee Member	Dollar Range of Equity Securities in the Fund(1)
Andrew Beckman	None
Nicholas Heilbut	None
Robert Hoffman	$1—$10,000
____________________
(1)Dollar ranges are as follows: None, $1—$10,000, $10,001—$50,000, $50,001—$100,000, $100,001—$500,000, $500,001—$1,000,000 or Over $1,000,000.
(b)    Not applicable.
Item 14. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.
No such purchases were made by or on behalf of the Fund during the period covered by this Annual Report on Form N-CSR.

Item 15. Submission of Matters to a Vote of Security Holders.
There were no material changes to the procedures by which the Fund’s shareholders may recommend nominees to the board of trustees during the period covered by the Annual Report included in Item 1(a) of this Form N-CSR.
Item 16. Controls and Procedures.
(a)The Fund’s principal executive officer and principal financial officer have evaluated the Fund’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act) as of a date within 90 days of the filing of this Form N-CSR and have concluded that the Fund’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the Fund in this Form N-CSR was recorded, processed, summarized and reported timely.
(b)There was no change in the Fund’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this Form N-CSR that has materially affected, or is reasonably likely to materially affect, the Fund’s internal control over financial reporting.
Item 17. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.
(a)    Not applicable.
(b)    Not applicable.
Item 18. Recovery of Erroneously Awarded Compensation.
(a)    Not applicable.
(b)    Not applicable.
Item 19. Exhibits.
(a)(1)    The Fund’s Code of Business Conduct and Ethics is included herein in response to Item 2(f).
(a)(2)    Not applicable.
(a)(3)    The certifications of the Fund’s Principal Executive Officer and Chief Principal Officer required by Rule 30a-2(a) under the 1940 Act are included herein.
(a)(4)    Not applicable.

(a)(5)    Not applicable.
(a)(6) The Proxy Voting Policies and Procedures of FS Specialty Lending Advisor are included herein in response to Item 12.
(b)    The certifications of the Fund’s Principal Executive Officer and Principal Financial Officer required by Rule 30a-2(b) under the 1940 Act are included herein.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

FS Specialty Lending Fund

By:	/s/ MICHAEL C. FORMAN
Michael C. Forman
President and Chief Executive Officer
Date: March 2, 2026

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ MICHAEL C. FORMAN
Michael C. Forman
President and Chief Executive Officer
(Principal Executive Officer)
Date: March 2, 2026

By:	/s/ WILLIAM GOEBEL
William Goebel
Chief Financial Officer and Treasurer
(Principal Financial Officer)
Date: March 2, 2026